UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Michael Glazer

Morgan, Lewis & Bockius LLP

300 S. Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3106

(Name and address of agent for service)

800-331-2979

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

INTERNATIONAL EQUITY FUND

GLOBAL EQUITY FUND

GLOBAL EQUITY INCOME FUND

GLOBAL OPPORTUNITIES VALUE FUND

EMERGING MARKETS VALUE FUND

INTERNATIONAL SMALL CAP EQUITY FUND

CORE PLUS FIXED INCOME FUND

CREDIT FOCUS YIELD FUND

ANNUAL REPORT

For the year ended

September 30, 2015

Brandes International Equity Fund

Dear Fellow Investor,

Non-U.S. equities finished lower in the 12 months ended September 2015. Concerns about slowing economic growth, especially in China, contributed to the decline, along with weak oil prices and uncertainties over the timing of a U.S. interest-rate increase.

European and Japanese markets fell, most significantly in the third quarter, amid fears that weakness in China and other emerging markets may weigh on exporters who rely heavily on Chinese demand. In Japan, those same fears seemed to have overshadowed renewed optimism and investor sentiment that have buoyed the market in the past two years.

Emerging markets suffered the brunt of the market decline. China’s renminbi devaluation in August, although relatively minor, raised fears of a potential spillover to other emerging countries. In Brazil, investors continued to grapple with political and economic challenges, including falling commodity prices and rising inflation. The real lost about 40% (vs. the U.S. dollar), making it one of the worst-performing currencies over the last 12 months.

Against this backdrop, the net asset value of the Brandes International Equity Fund (Class I Shares) decreased 8.30% during the 12 months ended September 30, 2015. For the same period, the Fund’s benchmark, the MSCI EAFE Index, fell 8.66%.

The Fund

Major contributors included holdings in financials, especially Japanese insurance companies Sompo Japan Nipponkoa and MS&AD Insurance Group, as well as Austria-based Erste Group Bank. The allocation to materials was a detractor from an absolute-return perspective, but was a positive contributor on performance versus the MSCI EAFE Index. Within the sector, Ireland-based CRH and Italian Italcementi performed well, while Mexico’s Cemex and South Korea-domiciled steelmaker POSCO hurt performance. Italcementi saw its stock appreciate as Germany-based HeidelbergCement entered into a purchase agreement to buy the firm in late July. The deal is expected to close in 2016 and we continue to hold the shares as they traded below HeidelbergCement’s acquisition price.

Significant detractors included holdings in oil, gas & consumable fuels. With the exception of Russia’s Surgutneftegas, all of the Fund’s holdings in the industry declined, most notably Brazilian Petrobras, Spain-based Repsol and Italy’s Eni. Our energy holdings were concentrated in the large oil & gas businesses that operate globally across many parts of the hydrocarbon value chain. Along with what we see as compelling valuations, these companies feature good cost positions, are vertically integrated, and have developed — or are in the process of developing — a geographically diverse resource base.

Among the names above, Petrobras hurt returns the most. The company’s shares continued to suffer as a result of a number of factors, including the economic situation in Brazil, a corruption scandal and a recent debt downgrade. While we

Brandes International Equity Fund

recognize that the risks to our investment continue to be elevated given Petrobras’

levered balance sheet, high incremental funding needs over the next five years, current low oil price and the uncertain political environment in Brazil, we believe the risk/reward tradeoff remains attractive at the company’s current valuation. Over the longer term, we see a number of reasons for optimism, including:

•	Petrobras continues to have a tremendous and valuable asset base. Our analysis suggests that the market is valuing Petrobras’ proven resource base at a substantial discount to our estimate of its true worth.

•	In recent months, the company has announced a medium-term strategy with specific plans to improve its balance sheet, including cutting capital expenditures and using asset sales to reduce leverage. Additionally, governance and transparency appear to be improving.

•	Petrobras recently instituted a much needed increase in domestic gasoline and diesel prices. The move contributed to the recent profitability and positive cash flows for the company’s downstream segment, and alleviated pressure from weakness in the Brazilian real of late. Furthermore, this event helped ease concerns that the Brazilian government would forbid fuel-price increases.

•	Increased production from the company’s pre-salt assets (large oil basins in deep waters off Brazil’s coast) could improve upstream profitability over the long term.

•	We believe additional capital expenditure cuts are possible if oil prices decline further and/or the economic situation in Brazil deteriorates.

Positions in utilities also detracted from returns, specifically France-based Engie (formerly GDF Suez), as well as Brazilian electric utility Eletrobras and water utility Companhia de Saneamento Basico do Estado de Sao Paulo.

From a country perspective, stock selections in Japan and the United Kingdom helped relative performance, along with a lack of allocation to Australia. Conversely, the Fund’s allocations to Brazil, South Korea and Hong Kong weighed on performance.

During the period, the investment committee made a number of transactions. New purchases included France-based electrical equipment company Schneider Electric, Spanish oil firm Repsol, Swiss watchmaker The Swatch Group and Russia’s Surgutneftegas. Divested positions included Netherlands-based consumer goods company Unilever, Japanese automaker Toyota Motor, Mexico’s wireless telecommunication services provider America Movil and Singapore-domiciled semiconductor equipment manufacturer Flextronics.

Schneider provides electrical products and systems addressing a wide range of industrial, commercial and consumer markets. Key businesses include operations in low-voltage and building automation, discrete and process automation, critical power and cooling, and medium voltage and grid automation. Schneider’s revenues are fairly diversified, with 28% generated in Western Europe, 28% in Asia Pacific, 25% in North America and 19% in the rest of the world.

Brandes International Equity Fund

The market appears to underappreciate Schneider’s potential. Given that emerging markets make up nearly 45% of the company’s sales, some may be worried that potentially slowing economic growth in many developing countries would negatively affect Schneider’s businesses, especially those which are construction-driven. Additionally, the company has shown a penchant for mergers and acquisitions, which can carry risks of overpayment as well as integration and execution uncertainties.

Nonetheless, we believe these risks are more than accounted for in Schneider’s share price. Contrary to market perception, we see a very high-quality business with strong positions in attractive end markets. Unlike those of many other industrial businesses, a number of Schneider’s end markets are still operating below mid-cycle volume and have much room to grow, in our view. The company generates high returns on incremental capital and possesses a reasonably healthy balance sheet with strong free-cash-flow generation. For these reasons, we believe the company offers an attractive risk/reward proposition to long-term investors.

Outlook

The recent spike in market volatility around the world appeared to cause many investors to overlook fundamentals at the company level. Remaining cognizant of unfolding macroeconomic and geopolitical developments that contributed to the increased volatility, we monitor these events in the context of their effects on the intrinsic value estimates of our individual holdings. We view short-term price fluctuations and market selloffs as good opportunities to actively search for value among companies that may be mispriced.

Looking ahead, we believe that company fundamentals, while seemingly obscured by the market’s recent preoccupation with volatility, will eventually gain investor recognition. We hold the view that selectivity and a focus on margin of safety remain paramount in any market environment, as we retain and invest in companies we believe to be worthy of inclusion in the Fund.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes International Large-Cap Investment Committee

Brandes Investment Trust

Amelia Morris, CFA, Luiz Sauerbronn, Jeff Germain, CFA, Brent Woods, CFA, Shingo Omura, CFA

Brandes International Equity Fund

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Current and future portfolio holdings are subject to risk.

Cash Flow:  The amount of cash generated minus the amount of cash used by a company in a given period.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Margin of Safety:  The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends measures the equity market performance of developed markets in Europe, Australasia, and the Far East. One cannot invest directly in an index.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes International Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from September 30, 2005 to September 30, 2015 and in the Morgan Stanley Capital International EAFE Index.

Value of $100,000 Investment vs Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2015
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A*	-8.47%	3.39%	2.29%	7.63%
Class A* (with maximum sales charge)	-13.72%	2.17%	1.68%	7.29%
Class C*	-9.14%	2.55%	1.49%	6.81%
Class E*	-8.59%	3.35%	2.31%	7.64%
Class I	-8.30%	3.53%	2.49%	7.86%
Morgan Stanley Capital International EAFE Index	-8.66%	3.98%	2.97%	4.14%

(1)	The inception date is January 2, 1997.

*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to October 6, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or

Brandes International Equity Fund

less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

Dear Fellow Investor,

Market-moving headlines sent global equity markets lower and volatility higher in the last 12 months amid a string of concerns that have kept uncertainties afloat.

Worries over the glacial pace of world economic growth, exacerbated by a slowdown in China, continued oil-price weakness and uncertainties over the timing of an interest-rate increase by the U.S. Federal Reserve, provided fodder for market volatility.

As many market watchers expected, the Fed kept interest rates steady at its September meeting, as the direction of U.S. interest rate policy remains uncertain. Key U.S. stock indices suffered smaller declines compared to other major markets during the period, partly due to the economy’s relative strength, keeping valuations — such as the S&P 500’s price-to-book (P/B) and Shiller price-to-earnings (P/E) ratios — above their historical medians.1

European and Japanese markets fell, most significantly in the third quarter, due to fears that weakness in China and other emerging markets may weigh on exporters who rely on Chinese demand. In Japan, those same fears seemed to have overshadowed renewed optimism stemming from positive economic news that has buoyed the market in the past two years.

Emerging markets suffered the brunt of the global market decline. China’s renminbi devaluation in August, although relatively minor, raised fears of a potential spillover to other emerging countries. In Brazil, investors continued to grapple with political and economic challenges, including falling commodity prices and rising inflation. The real lost about 40% (versus the U.S. dollar), making it one of the worst-performing currencies over the last 12 months.

In this difficult environment, the net asset value of the Brandes Global Equity Fund (Class I Shares) declined 6.75% in the 12 months ended September 30, 2015. For the same period, the MSCI World Index fell 5.09%.

The Fund

The Fund’s underperformance was driven mainly by investments in emerging markets, especially Brazil, as well as in the United States. Primary detractors included holdings in oil, gas & consumable fuels, wireless telecommunications services and multi-utilities.

Share prices for the Fund’s oil & gas holdings fell due to the continued drop in oil and natural gas prices and other company-specific factors. Primary detractors included Brazil-based Petrobras, U.S.-based Chesapeake Energy, U.K.-based BP, Italy-based Eni and Russia-based Lukoil.

[1]	Sources: FactSet and http://www.econ.yale.edu/~shiller/data.htm; As of September 30, 2015: S&P 500 Index P/B: 2.6x vs. 10-year median of 2.3x; S&P 500 Shiller P/E as of September 30, 2015 at 24.8x vs. 10-year median of 23.2x and 40-year median of 20.5x

Brandes Global Equity Fund

While the majority of our integrated oil holdings declined, we believe they continue to offer a compelling value opportunity. Based on our analysis, compared to other areas within the energy sector, integrated oil firms have stronger balance sheets, better historical returns on capital and the ability to better adapt to the lower oil price environment. Many of these companies have significantly cut capital expenditures to manage and sustain their free cash flow.

With regard to Brazil, political and economic uncertainties continued to weigh on a variety of companies. Apart from Petrobras, jet manufacturer Embraer and wireless telecommunication services provider TIM Participacoes also hurt performance. France-based utility Engie S.A. (formerly GDF Suez) was also a detractor.

The Fund benefited from holdings in financials, especially Japanese insurance firms Sompo Japan Nipponkoa Holdings, MS&AD Insurance and Tokio Marine Holdings, as well as Germany-based capital-markets operator Deutsche Boerse, Austria’s Erste Group Bank and Turkey’s Turkiye Garanti Bankasi. Other top performers included U.K.-based Imperial Tobacco and Japanese pharmaceutical firm Daiichi Sankyo.

Allocation to the materials sector boosted both absolute and relative returns. The positive contribution was driven primarily by: 1) the Fund’s lack of exposure to the metals & mining industry, which declined substantially during the period, and 2) the strong performance of Ireland-based building materials company CRH.

As always, the Fund’s allocations are a result of our bottom-up selection process and not the result of top-down views on the relative attractiveness of specific sectors, industries or regions. This approach has resulted in the Fund having a low allocation to the United States relative to the MSCI World Index. Additionally, the attractive valuations found in many emerging-market companies have led to the Fund’s increased allocation to the asset class over the past year.

We divested a number of positions, including U.S.-based pharmaceutical firm Eli Lilly, Japan-based MS&AD Insurance and Toyota Motor, U.K.-based broadcasting firm Sky and Netherlands-based Unilever.

Automaker Toyota was sold in the second quarter of 2015.We initially purchased Toyota in 2010 as the company suffered from news of unintended acceleration in some of its vehicles and the resulting recall, causing its stock to trade at a significant discount compared to its history and its peers. Toyota also faced major challenges from low automobile demand in its major markets and a strong yen, which made cars exported from Japan less competitive.

Over the past several years, Toyota has managed to address the recall issue, which led to improved investor sentiment. Additionally, the weakening yen, combined with a strong recovery in automobile demand in many markets, especially in the United States, drove up Toyota’s share price significantly over the last year. We decided to divest our position after Toyota’s shares appreciated to our estimate of the company’s long-term intrinsic value .

Brandes Global Equity Fund

Volatile equity markets created potential mispricing opportunities among companies which, based on our analysis, have attractive valuations relative to their intrinsic value estimates. As a result, we made a number of purchases, including U.S.-based Emerson Electric and Leucadia National Corp., South Korea’s Hyundai Motor, France-based Schneider Electric and Spain-based Repsol.

Leucadia is a diversified holding company with interests in various businesses, ranging from investment banking, asset management, and commercial mortgage banking & servicing to beef processing and oil & gas exploration. Despite a market capitalization in excess of $5 billion, Leucadia has lacked coverage by Wall Street research analysts.

We believe Leucadia has a number of positive attributes. The company is conservatively capitalized and traded at less than its reported book value. Additionally, Leucadia has a history of being strategic and value oriented, and we appreciate that management’s significant ownership aligns its incentives with shareholder interests. These factors led us to conclude that the shares were trading at an attractive discount to our estimate of the company’s intrinsic value.

Two other additions, Schneider Electric and Emerson Electric, provide electrical products and systems covering a wide range of industrial, commercial and consumer markets. Both companies have been underappreciated, in our view, due in part to their exposure to emerging markets.

Schneider’s key businesses include operations in low-voltage and building automation, discrete and process automation, critical power and cooling, and medium voltage and grid automation. Given that emerging markets make up nearly 45% of Schneider’s sales, some may be worried that potentially slowing economic growth in many developing countries would negatively affect the company’s businesses, especially those which are construction-driven. Additionally, the company has a penchant for mergers and acquisitions, which can carry risks of overpayment as well as integration and execution uncertainties.

We believe these risks are more than fully reflected in Schneider’s share price. Among other positive attributes, Schneider has generated high returns on incremental capital and possesses a reasonably healthy balance sheet with strong free cash flow.

Emerson Electric is another high-quality company with a strong competitive position, conservative balance sheet and attractive long-term returns on capital. Similar to Schneider’s case, over the last few years, the market has become concerned about Emerson’s exposure to emerging markets. Investors also seem worried about the cyclicality of its process automation business, particularly its high exposure to the oil & gas end market.

Despite the negative sentiment, we believe Emerson is well positioned to continue generating value in each of its business segments, which have attractive long-term growth prospects based on our analysis. While concerns surrounding Emerson’s

Brandes Global Equity Fund

oil & gas exposure and the cyclicality of the process automation business are warranted, we feel that its shares are overly discounted at the company’s current valuation.

Outlook

The recent spike in global market volatility appeared to cause many investors to overlook fundamentals at the company level. Remaining cognizant of unfolding macroeconomic and geopolitical developments that contributed to the increased volatility, we monitor their effects on the estimated intrinsic values of our holdings. We view short-term price fluctuations and market selloffs as opportunities to search for companies that may be mispriced.

Looking ahead, we believe that company fundamentals, while seemingly obscured by recent volatility, will eventually gain investor recognition. We hold the view that selectivity — and a laser focus on margin of safety — remain paramount in any market environment, as we retain and invest in companies we believe to be worthy of inclusion in the Brandes Global Equity Fund.

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Brent Fredberg, Kenneth Little, CFA, Brian Matthews, CFA, Ted Kim, CFA, James Brown, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed

Brandes Global Equity Fund

markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Current and future portfolio holdings are subject to risk.

Book Value:  Assets minus liabilities. Also known as shareholders’ equity.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Margin of Safety:  The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.

Price/Book:  Price per share divided by book value per share.

Shiller P/E:  A valuation measure generally applied to broad equity indices which uses inflation-adjusted per-share earnings over 10-year periods.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P 500 Index with gross dividends measures equity performance of 500 leading companies in industries of the U.S. economy.

The MSCI World Index with net dividends measures the equity market performance of developed markets.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Global Equity Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from its inception (October 6, 2008) to September 30, 2015 and in the Morgan Stanley Capital International World Index.

Value of $100,000 Investment vs Morgan Stanley Capital International World Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2015
	One Year	Three Years	Five Years	Since Inception(1)
Brandes Global Equity Fund
Class A*	-6.99%	9.13%	7.04%	6.53%
Class A* (with maximum sales charge)	-12.33%	6.99%	5.78%	5.64%
Class C*	-7.62%	8.35%	6.20%	5.71%
Class E	-6.97%	9.14%	6.98%	6.54%
Class I	-6.75%	9.40%	7.25%	6.76%
Morgan Stanley Capital International World Index	-5.09%	8.58%	8.29%	8.00%

(1)	The inception date is October 6, 2008.

*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Income Fund

Dear Fellow Investor,

Market-moving headlines sent global equity markets lower and volatility higher in the nine months ended September 30, 2015 (since the Fund’s inception on December 31, 2014) amid a string of concerns that have kept uncertainties afloat.

Worries over the glacial pace of world economic growth, exacerbated by a slowdown in China, continued oil-price weakness and uncertainties over the timing of an interest-rate increase by the U.S. Federal Reserve, provided fodder for volatility.

As many market watchers expected, the Fed kept interest rates steady at its September meeting, as the direction of U.S. interest rate policy remains uncertain. Key U.S. stock indices suffered smaller declines compared to other major markets during the period, partly due to the economy’s relative strength, keeping valuations — such as the S&P 500’s price-to-book (P/B) and Shiller price-to-earnings (P/E) ratios — above their historical medians.1

European markets fell, most significantly in the third quarter, due to fears that China’s slowdown may affect exporters who rely on Chinese demand. In Japan, those same fears seemed to have overshadowed renewed optimism stemming from positive economic news that has buoyed the market in the past two years. Japanese equities finished the period little-changed.

Emerging markets suffered the brunt of the global market decline. China’s renminbi devaluation in August, although relatively minor, raised concerns of a potential spillover to other emerging countries. In Brazil, investors continued to grapple with political and economic challenges, including falling commodity prices and rising inflation. The real lost about 40% (versus the U.S. dollar), making it one of the worst-performing currencies over the last 12 months.

Against this backdrop, the net asset value of the Brandes Global Equity Income Fund (Class I Shares) declined 2.36% in the nine months ended September 30, 2015. For the same period, the MSCI World Index fell 6.04%.

The Fund

In this difficult environment, the Fund’s focus on companies with what we consider attractive dividends helped cushion the impact of the market’s decline, resulting in outperformance. As of September 30, the Fund had an average dividend yield of 4.9% versus 2.7% for the MSCI World Index.

The Fund’s investments in financials, consumer staples and materials were the top performers.

[1]	Sources: FactSet and http://www.econ.yale.edu/~shiller/data.htm; As of September 30, 2015: S&P 500 Index P/B: 2.6x vs. 10-year median of 2.3x; S&P 500 Shiller P/E as of September 30, 2015 at 24.8x vs. 10-year median of 23.2x and 40-year median of 20.5x

Brandes Global Equity Income Fund

Within financials, Germany-based capital markets operator Deutsche Boerse, as well as insurance companies Swiss Re (Switzerland) and Old Republic International (United States) performed well. Among holdings in consumer staples, notable contributors were U.K.-based Imperial Tobacco, British American Tobacco and food & staples retailer J. Sainsbury, as well as U.S.-based Philip Morris International. Netherlands-based Unilever and retailer Royal Ahold also performed well. Pharmaceutical firms Daiichi Sankyo (Japan) and Sanofi (France) also helped performance.

Allocation to the materials sector aided both absolute and relative returns. The contribution was driven primarily by: 1) the Fund’s lack of exposure to the metals & mining industry, which declined substantially during the period, and 2) the strong performance of Ireland-based building materials company CRH.

Holdings in emerging markets (specifically Brazil) and the utilities sector declined. Primary detractors included water utility Companhia de Saneamento Basico do Estado de Sao Paulo and electric utility Companhia Paranaense de Energia. Diversified telecommunication services firm Telefonica Brasil also hurt returns, as did France-based utility Engie (formerly GDF Suez), Netherlands-based Royal Dutch Shell and Germany-based engineering firm Bilfinger. The majority of the Fund’s oil, gas & consumable fuels holdings delivered negative absolute returns but declined less than the benchmark.

Divested positions during the period included Chile-based beverages and food manufacturer Compania Cervecerias Unidas and Netherlands-based consumer goods company Unilever.

One of the world’s largest consumer product companies, Unilever maintains a leadership position in many food, household and personal care categories. We initially purchased the shares when many questioned the company’s ability to sustain revenue growth. Despite market concerns, we saw a solid business in Unilever that generated strong free cash flow while trading at a discount to our estimate of its intrinsic value. Recently, the market started to show some appreciation for Unilever’s strengths and potential for operating-margin improvement, driving its shares to trade at high multiples of earnings compared to levels seen over the past decade. We exited our position when the shares rose toward our estimate of their true worth,.

Volatile equity markets created potential mispricing opportunities among companies which, based on our analysis, have attractive valuations relative to their intrinsic value estimates and solid dividend yield. As a result, we made a number of purchases, including France-based Schneider Electric (div. yield of 3.8%) as well as U.S.-based Emerson Electric (4.3%), Johnson & Johnson (3.1%), Procter & Gamble (3.6%) and Western Digital (2.4%). All dividend yields are as of September 30.2

[2]	Source: Bloomberg

Brandes Global Equity Income Fund

Two of the Fund’s additions, Schneider Electric and Emerson Electric, provide electrical products and systems covering a wide range of industrial, commercial and consumer markets. Both companies have been underappreciated, in our view, due in part to their exposure to emerging markets.

Schneider’s key businesses include operations in low-voltage and building automation, discrete and process automation, critical power and cooling, and medium voltage and grid automation. Given that emerging markets make up nearly 45% of Schneider’s sales, some may be worried that potentially slowing economic growth in many developing countries would negatively affect the company’s businesses, especially those which are construction-driven. Additionally, the company has a penchant for mergers and acquisitions, which can carry risks of overpayment as well as integration and execution uncertainties.

We believe these risks are more than fully reflected in Schneider’s share price. Among other positive attributes, Schneider has generated high returns on incremental capital and possesses a reasonably healthy balance sheet with strong free cash flow.

Emerson Electric is another high-quality company with a strong competitive position, conservative balance sheet and attractive long-term returns on capital. Similar to Schneider’s case, over the last few years, the market has become concerned about Emerson’s exposure to emerging markets. Investors also seem worried about the cyclicality of its process automation business, particularly its high exposure to the oil & gas end market.

Despite the negative sentiment, we believe Emerson is well positioned to continue generating value in each of its business segments, which have attractive long-term growth prospects based on our analysis. While concerns surrounding Emerson’s oil & gas exposure and the cyclicality of the process automation business are warranted, we feel that its shares are overly discounted at the company’s current valuation.

As of September 30, the United States and the United Kingdom represented the Fund’s largest country allocations. Consumer staples, financials and health care represented the largest sector weightings. It is important to note that the Fund’s allocations are a result of our bottom-up stock selection process and not the result of top-down views on the relative attractiveness of specific sectors, industries or regions.

Outlook

The recent spike in global market volatility appeared to cause many investors to overlook fundamentals at the company level. Remaining cognizant of unfolding macroeconomic and geopolitical developments that contributed to the increased volatility, we monitor their effects on the estimated intrinsic values of our holdings. We view short-term price fluctuations and market selloffs as opportunities to search for companies that may be mispriced and providing attractive dividend yields.

Brandes Global Equity Income Fund

In our opinion, the Fund’s combination of income and price appreciation potential offers investors a distinct approach toward the pursuit of long-term total returns.

As of September 30, 2015, holdings in the Global Equity Income Fund exhibited appealing fundamentals, such as solid balance sheets and dividend yields significantly above the benchmark’s.

Looking ahead, we believe company fundamentals, while seemingly obscured by recent volatility, will eventually gain investor recognition. We hold the view that selectivity — and a laser focus on margin of safety — remain paramount in any market environment, as we retain and invest in companies we believe to be worthy of inclusion in the Brandes Global Equity Income Fund.

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes Global Large-Cap Investment Committee

Brandes Investment Trust

Brent Fredberg, Kenneth Little, CFA, Brian Matthews, CFA, Ted Kim, CFA, James Brown, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Brandes Global Equity Income Fund

Current and future portfolio holdings are subject to risk.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Intrinsic Value:  The actual value of a company or an asset based on an underlying perception of its true value.

Margin of Safety:  The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.

Price/Book:  Price per share divided by book value per share.

Shiller P/E:  A valuation measure generally applied to broad equity indices which uses inflation-adjusted per-share earnings over 10-year periods.

Dividend Yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Total Return:  Income plus capital appreciation

Yield:  Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P 500 Index with gross dividends measures equity performance of 500 leading companies in industries of the U.S. economy.

The MSCI World Index with net dividends measures the equity market performance of developed markets.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Global Equity Income Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Income Fund – Class I from its inception (December 31, 2014) to September 30, 2015 and in the Morgan Stanley Capital International World Index.

Value of $100,000 Investment vs Morgan Stanley Capital International World Index (Unaudited)

	Total Return Periods Ended September 30, 2015
	Six Month	Since Inception(1)
Brandes Global Equity Income Fund
Class A	-7.59%	-2.44%
Class A (with maximum sales charge)	-12.89%	-8.05%
Class C	-8.11%	-2.99%
Class I	-7.32%	-2.36%
Morgan Stanley Capital International World Index	-8.16%	-6.04%

(1)	The inception date is December 31, 2014.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of September 30, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Opportunities Value Fund

Dear Fellow Investor,

Market-moving headlines sent global equity markets lower and volatility higher in the nine months ended September 30, 2015 (since the Fund’s inception on December 31, 2014) amid a string of concerns that have kept uncertainties afloat.

Worries over the glacial pace of world economic growth, exacerbated by a slowdown in China, continued oil-price weakness and uncertainties over the timing of an interest-rate increase by the U.S. Federal Reserve, provided fodder for market volatility.

As many market watchers expected, the Fed kept interest rates steady at its September meeting, as the direction of U.S. interest rate policy remains uncertain. Key U.S. stock indices suffered smaller declines compared to other major markets during the period, partly due to the economy’s relative strength, keeping valuations — such as the S&P 500’s price-to-book (P/B) and Shiller price-to-earnings (P/E) ratios — above their historical medians.1

European markets fell most significantly in the third quarter due to fears that China’s slowdown may affect exporters who rely on Chinese demand. In Japan, those same fears seemed to have overshadowed renewed optimism stemming from positive economic news that has buoyed the market in the past two years. Japanese equities finished little changed for the period.

Emerging markets suffered the brunt of the global market decline. China’s renminbi devaluation in August, although relatively minor, raised concerns of a potential spillover to other emerging countries. In Brazil, investors continued to grapple with political and economic challenges, including falling commodity prices and rising inflation. The real lost about 40% (vs. the U.S. dollar), making it one of the worst-performing currencies over the last 12 months.

Against this backdrop, the net asset value of the Brandes Global Opportunities Value Fund (Class I Shares) declined 5.92% in the nine months ended September 30, 2015. For the same period, the MSCI ACWI Index fell 7.04%.

The Fund

Stock selection in materials and consumer staples helped relative performance. Notable contributors included Italian construction materials company Italmobiliare, U.K.-based construction & engineering firm Balfour Beatty and household products company McBride.

Other major contributors included pharmaceutical firms H. Lundbeck (Denmark) and Daiichi Sankyo (Japan). Lundbeck saw its stock appreciate due to a number of announcements that were well received by the market. The company appointed a

[1]	Sources: FactSet and http://www.econ.yale.edu/~shiller/data.htm; As of September 30, 2015: S&P 500 Index P/B: 2.6x vs. 10-year median of 2.3x; S&P 500 Shiller P/E as of September 30, 2015 at 24.8x vs. 10-year median of 23.2x and 40-year median of 20.5x

Brandes Global Opportunities Value Fund

new CEO in May and received U.S. Food and Drug Administration approval in July for Resulti® (brexipiprazole), a drug used in treatment of major depression disorder and schizophrenia. In August, Lundbeck also announced a major restructuring program, designed to reduce DKK3 billion in expenses by 2017.

Holdings in utilities and consumer discretionary weighed on returns. Significant detractors within these sectors included France-based utility Engie (formerly GDF Suez), Canadian mini conglomerate Dorel Industries and Brazil’s water utility Companhia de Saneamento Basico do Estado de Sao Paulo. Oil companies Chesapeake Energy (United States) and Petrobras (Brazil) also hurt performance, along with South Korea-based steelmaker POSCO.

While the majority of our integrated oil holdings declined, we believe they continue to offer a compelling value opportunity. Based on our analysis, compared to other areas within the energy sector, integrated oil firms have stronger balance sheets, better historical returns on capital and the ability to better adapt to the lower oil-price environment. Many of these companies have significantly cut capital expenditures to manage and sustain their free cash flow.

From a country perspective, holdings in Italy helped relative performance the most, led by our position in Italmobiliare. The Fund’s allocations to companies in the United Kingdom also contributed positively to returns, as did positions in Japan. Conversely, Brazil and South Korea, where the Fund was significantly overweight versus the benchmark, detracted from returns.

The Fund divested its positions in wireless telecom services provider China Mobile, Japanese construction and engineering services firm Chudenko Corporation and Denmark-based H. Lundbeck.

Meanwhile, volatile equity markets have afforded us the opportunity to purchase a few companies that traded below our estimates of their intrinsic value, including U.S.-based technology company Western Digital and real-estate firm The St. Joe Company, Greek real-estate investment trust Grivalia Properties and France-based industrial company Schneider Electric.

Schneider provides electrical products and systems addressing a wide range of industrial, commercial and consumer markets. Given that emerging markets make up nearly 45% of the company’s sales, some may be worried that potentially slowing economic growth in many developing countries would negatively affect Schneider’s businesses, especially those which are construction-driven. Additionally, the company has a penchant for mergers and acquisitions, which can carry risks of overpayment as well as integration and execution uncertainties.

Contrary to market perception, we see a quality business with strong positions in attractive and growing end markets. Unlike those of many other industrial businesses, a number of Schneider’s end markets are still operating below mid-cycle volume and have much room to grow, in our view. The company has

Brandes Global Opportunities Value Fund

generated high returns on incremental capital and possesses a reasonably healthy balance sheet with strong free cash flow. For these reasons, we believe Schneider offers an attractive risk/reward proposition to long-term investors.

As our most flexible offering, the Brandes Global Opportunities Value Fund can invest in any company, regardless of its market capitalization, location and the industry in which it operates. Allocations are the result of our company-by-company analysis and reflect our convictions.

As of September 30, 2015, about a third of the Fund was allocated to emerging markets. From a market-capitalization perspective, small- and mid-cap companies represented about 45% of the Fund. Additionally, the Fund’s allocation to the United States was significantly lower than the benchmark’s. While it has been difficult to find value opportunities there, we continued to uncover mispricing potential in select U.S. companies.

Outlook

The recent spike in global market volatility appeared to cause many investors to overlook fundamentals at the company level. Remaining cognizant of unfolding macroeconomic and geopolitical developments that contributed to the increased volatility, we monitor their effects on the estimated intrinsic values of our holdings. We view short-term price fluctuations and market selloffs as opportunities to search for companies that may be mispriced.

Looking ahead, we believe company fundamentals, while seemingly obscured by recent volatility, will eventually gain investor recognition. We hold the view that selectivity and a focus on margin of safety remain paramount in any market environment, as we retain and invest in companies we believe to be worthy of inclusion in the Brandes Global Opportunities Value Fund.

As always, thank you for your business and continued trust.

Sincerely yours,

The Brandes All-Cap Investment Committee

Brandes Investment Trust

Gerardo Zamorano, CFA, Ralph Birchmeier, CFA, Charles Brandes, CFA, Kenneth Little, CFA, Michael Hutchens, CFA

Brandes Global Opportunities Value Fund

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Current and future portfolio holdings are subject to risk.

Free Cash Flow:  Total cash flow from operations less capital expenditures.

Margin of Safety:  The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.

Price/Book:  Price per share divided by book value per share.

Shiller P/E:  A valuation measure generally applied to broad equity indices which uses inflation-adjusted per-share earnings over 10-year periods.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI All Country World Index with net dividends measures equity market performance of developed and emerging markets.

The S&P 500 Index with gross dividends measures equity performance of 500 leading companies in industries of the U.S. economy.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Global Opportunities Value Fund is distributed by ALPS Distributors, Inc.

Brandes Global Opportunities Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Opportunities Value Fund – Class I from its inception (December 31, 2014) to September 30, 2015 and in the Morgan Stanley Capital International All Country World Index.

Value of $100,000 Investment vs Morgan Stanley Capital International All Country World Index (Unaudited)

	Total Return Periods Ended September 30, 2015
	Sixth Month	Since Inception(1)
Brandes Global Opportunities Value Fund
Class A	-9.86%	-5.66%
Class A (with maximum sales charge)	-15.06%	-11.08%
Class C	-10.24%	-6.33%
Class I	-9.84%	-5.92%
Morgan Stanley Capital International All Country World Index	-9.14%	-7.04%

(1)	The inception date is December 31, 2014.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Opportunities Value Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of September 30, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Value Fund

Dear Fellow Investor,

Market-moving headlines sent emerging-market equities lower and volatility higher in the last 12 months amid a string of concerns that have kept uncertainties afloat.

China’s slowing economic growth intensified worries on its ramifications to the global economy. The renminbi devaluation, although relatively minor, generated fears of potential spillovers to other emerging countries. In late August 2015, the Chinese equity market declined precipitously following strong gains recorded in the past several months. As of September 30, 2015, the Shanghai Composite Index had fallen 42% (in U.S. dollar terms) from its peak on June 12, 2015.

Meanwhile, investors continued to grapple with political and economic challenges in Brazil. The real lost about 40% (versus the U.S. dollar), making it one of the worst-performing currencies over the last 12 months. Despite the negative market sentiment, we believe Brazil remains home to select companies with attractive valuations and appealing long-term prospects, in our view.

Another headwind during the period was oil prices, which dropped due to a weak outlook for the global economy and continued high supply from major oil producers. The low oil-price environment negatively affected the currencies and equity markets of big oil exporters such as Russia, Indonesia and Malaysia.

In this difficult environment, the net asset value of the Brandes Emerging Markets Value Fund (Class I shares) decreased 32.13% in the 12 months ended September 30, 2015. For the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, fell 18.98%.

The Fund

Allocation to the utilities sector weighed heavily on performance. Notable detractors included Brazilian water utility Companhia de Saneamento Basico do Estado de Sao Paulo (Sabesp) as well as a number of holdings in electric utilities, especially India-based Reliance Infrastructure, Brazil’s Eletrobras and U.K.-domiciled APR Energy.

Positions in financials (e.g., Banco do Brasil, Hong Kong-based conglomerate First Pacific, South Korean Hana Financial Group) and industrials (e.g., Panamanian airline Copa Holdings and Brazil-based regional jet manufacturer Embraer) also hurt returns over the last 12 months. Other significant detractors included Brazil’s integrated oil company Petrobras, South Korea-based steel manufacturer POSCO and Indonesian telecommunication services provider XL Axiata.

Petrobras’ shares continued to suffer as a result of a number of factors, including the economic situation in Brazil, a corruption scandal and a recent debt downgrade. While we recognize that the risks continue to be elevated given Petrobras’ levered balance sheet, high incremental funding needs over the next five years, current low oil price and uncertain political environment in Brazil, we believe the risk/reward

Brandes Emerging Markets Value Fund

tradeoff remains attractive at the company’s current market price. We see a number of reasons for optimism over the longer term, including:

•	Petrobras continues to have a tremendous and valuable asset base. Our analysis suggests that the market is valuing Petrobras’ proven resource base at a substantial discount to its true worth.

•	In recent months, the company has announced a medium-term strategy with specific plans to improve its balance sheet, including cutting capital expenditures and using asset sales to reduce leverage. Additionally, governance and transparency appear to be improving.

•	Petrobras recently instituted a much needed increase in domestic gasoline and diesel prices. The move contributed to the recent profitability and positive cash flows for the company’s downstream segment, and alleviated pressure from weakness in the Brazilian real of late. Furthermore, this event helped ease concerns that the Brazilian government would forbid fuel-price increases.

•	Increased production from the company’s pre-salt assets (large oil basins in deep waters off Brazil’s coast) could improve upstream profitability longer term.

•	We believe additional capital expenditure cuts are possible if oil prices decline further and/or the economic situation in Brazil deteriorates.

Despite the Fund’s overall decline, a number of holdings performed well, most notably Austria-based Erste Group Bank, as well as Czech telecommunication services providers O2 Czech Republic and Ceska Telekomunikacni Infrastruktura. Additionally, Hong Kong-based footwear manufacturer Yue Yuen contributed positively to performance.

From a country perspective, allocations to companies in Brazil and China detracted from returns, while holdings in Austria and the Czech Republic helped performance.

The investment committee made a number of new purchases during the period, including Brazilian food & staples retailer CIA Brasileira de Distribuicao, Luxembourg-domiciled steel manufacturer Ternium and Chile-based Sociedad Quimica y Minera de Chile (SQM).

Founded in 1968, SQM produces and distributes specialty plant nutrition solutions, potassium fertilizers, industrial chemicals, iodine and its derivatives, as well as lithium and its derivatives.

For much of 2014 and 2015, SQM’s reputation has been marred by governance concerns. In March 2015, Canada-based PotashCorp withdrew its board members after clashing with controller Julio Ponce over the handling of a tax probe and allegations of payments to politicians by SQM.

Brandes Emerging Markets Value Fund

In May 2014, Production Development Corporation CORFO, a Chilean government agency, initiated arbitration against SQM. CORFO alleged that the company was underpaying a lease at its Atacama site, where some of SQM’s best mining assets are located, and was not in compliance with certain technical requirements. In June 2015, CORFO asked for early termination of the lease agreement and the lease payments that would have been paid plus punitive damages. Arbitration proceedings are in process.

We believe the negative pressure provided a good entry point for an investment in SQM. Year to date through September 30, the company’s share price fell over 30%. While the governance concerns present a near-term challenge, we believe they are already more than accounted for in SQM’s share price. Main features that made SQM an appealing investment candidate to us include:

•	Attractive market share: SQM has a leading global market share in the production of iodine, nitrates and lithium (used in a variety of chemicals and fertilizers).

•	Cost advantage: SQM’s minerals are of good quality and have been inexpensive to extract because most are located very close to the surface.

•	Geographic diversification: The company sells its products in 110 countries, with no individual client accounting for more than 10% of revenues. Sales are well diversified among Latin America, Asia, Europe and North America.

•	Valuation: As of September 30, 2015, SQM’s shares traded at 1.6x price-to-book value and less than 8x cash flow. Both valuations were near their five-year lows.

Weighing these factors against the challenges facing SQM, we hold the view that the company offers a favorable risk/reward proposition over the long term.

The investment committee also exited a number of positions as their share prices appreciated to our estimates of their intrinsic value. Divested holdings included South Korean food products company Lotte Confectionery, Hungarian pharmaceutical firm Gedeon Richter and Cyprus-domiciled bank TCS Group Holding.

Gedeon Richter is a manufacturer of both branded and generic pharmaceutical products. In recent years, the company has been transitioning its business model to become more of a “specialty pharma” with a stronger emphasis on branded drugs, an area that requires more research & development (R&D) effort but historically has been more profitable.

We began purchasing Gedeon Richter in the first half of 2014. At the time, geopolitical concerns in Russia, Ukraine and other member countries of the Commonwealth of Independent States (CIS), which collectively accounted for over 40% of Gedeon Richter’s revenue, appeared to be overly discounted in the company’s share price. We took comfort in Gedeon Richter’s long history of local

Brandes Emerging Markets Value Fund

operations in the region, including local manufacturing in Russia, which should support its foothold there. Moreover, we believed the market underappreciated the prospects offered by Gedeon Richter’s women’s health division, its diversified exposure to regions with secular growth potential, as well as its R&D optionality.

Gedeon Richter performed well over our holding period. Market concerns about its Russia/Ukraine exposure appeared to be moderating, its operations and profitability remained strong, and the company started to see some positives from its branded pharmaceutical business. In the third quarter of 2015, Gedeon Richter, in partnership with Allergan, received U.S. FDA (Food and Drug Administration) approval for VRAYLARTM (cariprazine), which is used for the treatment of bipolar disorder and schizophrenia. Its original branded drug for the treatment of uterine fibroids, ESMYA®, has also gained share in Europe, the CIS region and Canada. Given these developments and the resulting share-price appreciation to our estimate of intrinsic value, we exited the position.

Outlook

The past year has not only been difficult for the Brandes Emerging Markets Value Fund, but for value investing in emerging markets in general. For the 12 months ended September 30, 2015, the MSCI Emerging Markets Value Index underperformed the MSCI Emerging Markets Growth Index by 6.6%, representing one of the worst relative performances for value investing since the inception of both indices in 1997.

In our opinion, current valuation levels for the MSCI Emerging Market Index, such as price-to-book and price-to-cash flow ratios, indicate that emerging markets is one of the most undervalued asset classes. As of September 30, 2015, the Brandes Emerging Markets Value Fund presented attractive valuations versus the benchmark — with 0.7x price-to-book ratio vs. 1.4x for the MSCI Emerging Markets Index.

Looking ahead, we believe company fundamentals, while seemingly obscured by the market’s preoccupation with volatility, will eventually gain investor recognition. Amid constantly changing market conditions, we hold the view that selectivity, discipline and a focus on margin of safety remain paramount as we invest in companies worthy of inclusion in the Brandes Emerging Markets Value Fund.

Brandes Emerging Markets Value Fund

Sincerely yours,

The Brandes Emerging Markets Investment Committee

Brandes Investment Trust

Gerardo Zamorano, CFA, Christopher Garrett, CFA, Louis Lau, CFA, Douglas Edman, CFA, Greg Rippel, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

Current and future portfolio holdings are subject to risk.

Cash flow:  The amount of cash generated minus the amount of cash used by a company in a given period.

Margin of Safety:  The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.

Price/Book:  Price per share divided by book value per share.

Price/Cash Flow:  Price per share divided by cash flow per share.

Brandes Emerging Markets Value Fund

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI Emerging Markets Index with gross dividends measures equity market performance of emerging markets. One cannot invest directly in an index.

The MSCI Emerging Markets Growth Index with gross dividends measures equity market performance of emerging markets. The attributes for growth index construction are long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

The MSCI Emerging Markets Value Index with gross dividends measures equity market performance of emerging markets. The attributes for value index construction are book value-to-price ratio, 12-months forward earnings-to-price ratio, and dividend yield.

The Shanghai Stock Exchange Composite Index is a capitalization-weighted index that tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Brandes Emerging Markets Fund is distributed by ALPS Distributors, Inc.

Brandes Emerging Markets Value Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from September 30, 2005 to September 30, 2015 and in the Morgan Stanley Emerging Markets Index.

Value of $100,000 Investment vs Morgan Stanley Capital Emerging Markets Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2015**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Emerging Markets Value Fund
Class A	-32.32%	-4.87%	4.20%	6.17%
Class A (with maximum sales charge)	-36.22%	-5.99%	3.58%	5.84%
Class C*	-32.83%	-5.57%	3.41%	5.38%
Class I	-32.13%	-4.64%	4.44%	6.43%
Morgan Stanley Capital International Emerging Markets Index	-18.98%	-3.25%	4.60%	5.51%

(1)	The inception date is August 20, 1996.

*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

**	Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Emerging Markets Value Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Fellow Investor,

Non-U.S. equities finished lower in the 12 months ended September 30, 2015. Concerns about slowing economic growth, especially in China, contributed to the decline, along with weak oil prices and uncertainties over the timing of a U.S. interest-rate increase.

European and Japanese markets fell, most significantly in the third quarter, amid fears that weakness in China and other emerging markets may weigh on exporters who rely heavily on Chinese demand. In Japan, those same fears seemed to have overshadowed renewed optimism and investor sentiment that have buoyed the market in the past two years.

Emerging markets suffered the brunt of the market decline. China’s renminbi devaluation in August, although relatively minor, raised fears of a potential spillover to other emerging countries. In Brazil, investors continued to grapple with political and economic challenges, including falling commodity prices and rising inflation. The real lost about 40% (vs. the U.S. dollar), making it one of the worst-performing currencies over the last 12 months.

Against this backdrop, the net asset value of the Brandes International Small Cap Equity Fund (Class I Shares) declined 2.58% during the 12 months ended September 30, 2015. For the same period, the Fund’s benchmark, the S&P Developed Ex-U.S. SmallCap Index, fell 1.93%.

The Fund

Holdings in utilities, especially the United Kingdom’s APR Energy, India-based Reliance Infrastructure and South Korean Samchully, weighed heavily on performance. Several positions in information technology and consumer discretionary also hurt returns, most notably semiconductor companies Micronas Semiconductor (Switzerland) and NuFlare Technology (Japan), as well as household durables firms Dorel Industries (Canada) and Consorcio Ara (Mexico).

Another major detractor was Canada-based forest products company Norbord, whose shares declined after the company reduced its quarterly variable dividend by 60% on the back of disappointing market conditions during the first half of 2015.

Meanwhile, the Fund benefited from stock selections in materials and industrials, as well as lack of holdings in energy. Notable contributors were Italian construction materials companies Italcementi, Italmobiliare and Buzzi Unicem, as well as U.K.-based construction services provider Balfour Beatty and Japanese machinery company Fuji Machine Manufacturing.

Italcementi saw its share price increase as HeidelbergCement announced plans in July to buy the company through a transaction worth approximately €3.7 billion. The German firm intends to acquire Italmobiliare’s 45% stake in Italcementi first, and then make an open-market offer to other shareholders for the remaining shares. We continue to hold the shares as they traded at a discount to HeidelbergCement’s acquisition price.

Brandes International Small Cap Equity Fund

Other contributors included U.K.-based household products provider McBride and multiline retailer Debenhams, as well as Danish pharmaceutical firm H. Lundbeck.

From a country perspective, holdings in Italy, including the construction-materials providers mentioned above, helped performance, along with the allocation to Canada. Conversely, our holdings in the United Kingdom detracted from relative performance, as did our allocation to Switzerland.

There were a number of positions initiated during the period, including Ireland-based beverage company C&C Group, Brazilian regional jet manufacturer Embraer and U.K.-based De La Rue, the world’s largest commercial producer of printed banknotes and passports.

Other major fund activity included the divestment of Egypt’s Eastern Tobacco and Hong Kong-based transportation infrastructure company Cosco International Holdings. The investment committee also exited the Fund’s positions in three Japanese companies: San-In Godo Bank, Okinawa Cellular Telephone and Otsuka Kagu.

Established in 1969, Otsuka Kagu is one of Japan’s largest furniture retailers and operates in a fairly fragmented industry. The majority of the company’s sales are generated in the Kanto region, which includes the greater Tokyo metropolitan area. The population in this region has grown over the last two decades as aging baby boomers have been attracted to the conveniences the city offers.

Otsuka Kagu has been engulfed with a family feud in recent years, which led to a proxy fight over management control between father (the company’s founder and chairman) and daughter (current president). Since our initial investment, we have communicated with the company regarding two main items: 1) the structure of the board of directors, which at one point consisted mostly of the Otsuka family and other non-independent directors, and 2) the inefficient capital structure, as we believed the company retained too much excess capital, depressing shareholder returns.

Under Ms. Otsuka’s leadership, the company issued a medium-term business plan in early 2015 with three main objectives: 1) transform the business model, 2) institute an aggressive shareholder return policy and 3) improve corporate governance. We issued a statement to announce our support for Ms. Otsuka, as we believed that the company and its stakeholders would be in better hands with her and her newly appointed Board. Ms. Otsuka has been an advocate for transparency and independence. The announced dividend policy, which aimed to double the dividend over the next three years, also addressed our long-time concern about Otsuka Kagu’s inefficient balance sheet. Lastly, we believed the plan had a strong focus on improving the firm’s long-term value.

In late March, Ms. Otsuka won the proxy battle and began implementing her medium-term plan. The strategic direction and removal of a major overhang were well received by the market, driving up Otsuka Kagu’s share price. When the shares appreciated to our estimate of Otsuka Kagu’s intrinsic value, we sold our position.

Brandes International Small Cap Equity Fund

In our opinion, the proxy fight at Otsuka Kagu and its outcome represent a good example of the power of a shareholder’s vote. As active managers in the small-cap equity space, we always seek to exercise our shareholder rights to communicate our views to the companies we hold, with the goal of assisting them as partners toward long-term value creation.

Outlook

The recent spike in market volatility around the world appeared to cause many investors to overlook fundamentals at the company level. Remaining cognizant of unfolding macroeconomic and geopolitical developments that contributed to increased volatility, we monitor these events in the context of their effects on the intrinsic value estimates of our individual holdings. We view short-term price fluctuations and market selloffs as opportunities to search for value among companies that may be mispriced.

Looking ahead, we believe that company fundamentals, while seemingly obscured by the market’s recent preoccupation with volatility, will eventually gain investor recognition. We hold the view that selectivity, discipline and a focus on margin of safety remain paramount in any market environment as we invest in companies we believe to be worthy of inclusion in the Fund.

Thank you for your business and continued trust.

Sincerely yours,

The Brandes Small-Cap Investment Committee

Brandes Investment Trust

Mark Costa, CFA, Yingbin Chen, CFA, Ralph Birchmeier, CFA, Luiz Sauerbronn

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall

Brandes International Small Cap Equity Fund

economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

Current and future portfolio holdings are subject to risk.

Margin of Safety:  The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.

The declaration and payment of shareholder dividends are solely at the discretion of the issuer and are subject to change at any time.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P Developed Ex-U.S. SmallCap Index with gross dividends measures the equity performance of small capitalization companies from developed markets around the world, excluding the United States. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes International Small Cap Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from September 30, 2005 to September 30, 2015 and in the S&P Developed Small Cap – Excluding U.S. Index (“S&P Developed Small Cap – Ex. U.S. Index”) for the same period.

Value of $100,000 Investment vs S&P Developed

Small Cap – Ex. U.S. Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2015**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Small Cap Fund
Class A	-2.76%	9.54%	6.21%	9.89%
Class A (with maximum sales charge)	-8.35%	8.25%	5.58%	9.55%
Class C*	-3.49%	8.72%	5.42%	9.06%
Class I	-2.58%	9.78%	6.46%	10.15%
S&P Developed Small Cap Ex. U.S. Index	-1.93%	6.72%	5.47%	6.59%

(1)	The inception date is August 19, 1996.

*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

**	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes International Small Cap Equity Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Fellow Investor,

Fixed-income markets delivered mostly positive returns in the last 12 months, predominantly driven by a continued decline in interest rates. A confluence of factors — including falling oil prices and economic weakness in Europe, China and emerging markets –led investors to seek safety in U.S. Treasuries. Toward the third quarter of 2015, volatility and risk aversion returned as investors remained glued to headlines involving the Federal Reserve and other macroeconomic developments.

For most of 2015, Fed officials intimated that the central bank’s September meeting would be where they would begin the process of ending the campaign of extraordinary monetary accommodation. Statements by the Federal Open Market Committee (the Fed’s monetary policy-setting arm) described the decision to start raising rates as “data dependent.” An examination of the data leading into the September meeting showed that the Fed increased its gross domestic product growth forecast to 2.1% from 1.9%, decreased its unemployment projection to 5.0% from 5.3%, and slightly raised its core inflation forecast to 1.4% from 1.3%.1 If the federal funds rate was not already sitting at a historically unprecedented 0%, it might have been a close call on a rate rise. Given, however, that the fed funds rate is at a historically unprecedented 0%, it should not have been a close call, in our opinion.

December 2015 will mark the seven-year anniversary since the Fed’s zero-interest-rate policy was put in place. The original intent of the policy was to be an emergency measure to flood the markets with liquidity to support a financial system that was in a free fall. Currently, with the domestic economy on stable footing and giving every indication that extraordinary accommodation is no longer needed, the Fed has shifted its attention to “monitoring developments abroad”2 to justify its position. In reality, it appears the Fed is catering to investor psychology. The markets seemed to have become hooked on cheap liquidity and it has become difficult for the Fed to take that away without seemingly causing a tantrum. A rate hike of 0.25% should have little impact on the economy and may even inspire some confidence that the economic recovery remains firmly on track. One can make a cogent argument that accommodative monetary policy is still needed, but given the trends in the U.S. economy, we feel the case for maintaining historically unprecedented, emergency policy is unconvincing.

Meanwhile, after rallying throughout most of the first half of 2015, the energy sector took another meaningful leg down in its first significant selloff since late 2014. At that time, a widening of credit spreads was largely contained to the energy sector. In the third quarter, however, energy credit spreads widened again, along with virtually all other credit sectors.

[1]	Federal Reserve Projection Materials, 9/17/15 http://www.federalreserve.gov/monetarypolicy/files/fomcprojtabl20150917.pdf
[2]	Federal Reserve Press Release 9/17/15 http://www.federalreserve.gov/newsevents/press/monetary/20150917a.htm

Brandes Core Plus Fixed Income Fund

Against this backdrop, the Brandes Core Plus Fixed Income Fund (Class I Shares) gained 2.02% during the 12 months ended September 30, 2015, while its benchmark, the Barclays U.S. Aggregate Bond Index, returned 2.94%.

The Fund

The Fund’s positive absolute performance was led primarily by corporate bond holdings, including those in the utility and industrial sectors. Additionally, private loan asset-backed securities and U.S. Treasury holdings boosted performance in the period’s first half.

Electronic security firm ADT, electric utility First Energy Corp. and U.K.-based retailer Marks & Spencer aided returns. Additionally, the Fund’s underweight position versus the benchmark in the mortgage-backed securities sector helped performance early in the period.

Throughout the fiscal year, the largest detractor was the Fund’s duration positioning. We have biased the Fund for higher interest rates in the long term by maintaining a relatively shorter duration than the benchmark. The Brandes Fixed Income team has collectively found, during our careers, that interest-rate anticipation calls are difficult to predict correctly once, let alone consistently. Therefore, we will occasionally bias the Fund in one direction or another at the margin. We believe the longer-term path of rates is higher, although we don’t claim any innate knowledge of how or when rates will head upward. Consistent with everything else we do, taking the long-term view we believe we’ve biased the Fund in the right direction.

A few energy and resource-related names also detracted from performance, including Chesapeake Energy, Thompson Creek Metals and Cloud Peak Energy. The energy and resource sectors experienced sharp selloffs during the third quarter and a few of our core holdings were not immune to the downdraft.

As volatility returned to the markets, certain sectors presented attractive opportunities. We initiated a number of notable new positions in the energy sector, namely Exxon Mobil, Kinder Morgan and Range Resources.3 The common theme with all three companies, in our view, is that they are industry-leading, efficient operators with a strong base of tangible assets. Exxon Mobil (2.397% coupon rate, maturing March 2022 and rated Aaa/AAA) is one of only three U.S. corporations rated AAA (the others are Johnson & Johnson and Microsoft). Exxon is one of the world’s largest energy producers and does not rely on one particular geographic region for its revenue. It is also the largest refiner globally with significant downstream operations, which often achieve higher margins when commodity prices are low, thus helping offset the income decline from production. Exxon currently has a low debt/capital ratio of 14% and an EBITDA/interest expense ratio of 242.0x (that is not a typo).

Kinder Morgan (4.30% coupon rate, maturing June 2025 and rated Baa3/BBB-) is the largest energy infrastructure (pipeline) company in the United States,

[3]	Sources for bond ratings: Moody’s and Standard & Poor’s

Brandes Core Plus Fixed Income Fund

transporting crude oil, refined products and natural gas. In addition to being asset rich in our view, pipeline companies generally offer relatively steady and predictable cash flows. Historically, these companies have not been sensitive to commodity price movements as pipeline capacity is contracted under multiple-year contracts. Leading companies in the industry have monopoly-like business profiles as infrastructure cannot be easily replicated by competitors and are run as regulated business structures (their bonds are classified in the utility sector). Moreover, although pipeline firms generally carry higher leverage, it is largely offset by their tangible assets, long-term nature of capacity contracts and predictability of cash flows.

Range Resources (5% coupon rate, maturing March 2023 and rated Ba2/BB+) is essentially a pure play natural gas producer with 70% of revenue from natural gas, 25% from natural-gas liquids and 5% from crude oil. The company is the largest acreage holder in the Marcellus region, a premier resource play in United States. Range Resources’ debt is balanced by strong asset coverage, in our view, as the company controls more than two decades of drilling inventory. The company is a low-cost producer with strong balance sheet and straightforward capital structure. About 85% of production volume is hedged for 2015 and 50% is hedged for 2016 (helping increase the predictability of cash flow). In our opinion, Range Resources should stand to benefit as five liquefied natural gas (LNG) export facilities are in various stages of construction with the first one set to come on-line in 2016, which can significantly boost export opportunities. Finally, we find natural gas producers attractive as natural gas prices are less subject to the geopolitics of oil.

Another new purchase in the period was Thompson Creek Metals Co. (9.75% coupon rate, maturing in December 2017 and rated Ba3/B+). Thompson Creek is a metals and mining company producing gold, copper and molybdenum (a chemical element generally used in alloys). Over the past several years, the company has transitioned from primarily producing molybdenum to producing gold and copper. The company’s primary mine, Mt. Milligan is located in British Columbia, Canada. The issue we purchased is a senior-secured debt and we feel it is well covered by the physical assets of Thompson Creek. The issue is also callable in December of 2015. Now that the company has largely completed its transition away from molybdenum and its primary mine is generating positive cash flow, the company has stated that it would like to call this issue in December and refinance with lower-cost debt.

Additionally, we initiated a position in Tesco Plc (5.50% coupon rate, maturing in November 2017 and rated Ba1/BB+) during the fiscal year. A leading U.K.-based food retailer, the company has an approximately 30% share of the grocery market. The food staples & retailing industry is historically defensive in nature, but Tesco is facing increased competition from traditional grocers and discount retailers. In our view, these negative headwinds are offset by 1) scale, which allows Tesco to operate more efficiently compared to many of its competitors, 2) strong liquidity, and 3) asset coverage in the form of real estate. We believe the company’s potential longer-term margin erosion from increased competitive pressure is mitigated to a great extent by the short maturity of this security.

Brandes Core Plus Fixed Income Fund

Outlook

Following several years of free-flowing liquidity spurred by the Fed’s accommodative monetary policy, we believe we are finally beginning to see tangible signs of what market illiquidity can do to bond prices.

We have spotted this potential problem early — and as a result, we have positioned the Fund defensively. We remain overweight U.S. Treasuries, but found select opportunities to add what we view are quality credits at attractive yields. We will continue to monitor developments in the energy and resource sectors for additional opportunities.

We are also seeing a number of credits show up on our radar that are unrelated to the energy or resource sector. Another consideration about less liquid markets is that managers are often forced to sell what they can, not what they want. In this environment, we aim to selectively take advantage of this potential market technical indicator to add attractive credits at yields inconsistent with our estimation of their long-term fundamentals.

As part of our defensive strategy, we have maintained our duration positioning toward the shorter end of our duration band. As noted earlier, this has hurt performance during the Fund’s fiscal year. It seems that the market simply does not want to believe that the Fed will eventually raise rates. The Fed funds futures are predicting only a 37% chance of an increase in rate in December, 45% in January, and 59% in March.4 It appears that if and when the Fed begins its process of policy normalization, the market will possibly be caught by surprise. What is clear to us is that rates will eventually head higher. While we don’t know when or how swift the increase will be, we believe the prudent decision is to bias the Fund toward the shorter-end of its duration range.

Sincerely yours,

The Brandes Fixed Income Investment Committee

Brandes Investment Trust

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

[4]	Fed Rate Increase Odds Drop to 10% for October, Futures Show, Bloomberg 10/5/15

Brandes Core Plus Fixed Income Fund

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, a Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because it will have to reinvest that money at the lower prevailing interest rates.

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

EBITDA:  Net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Brandes Core Plus Fixed Income Fund

Federal funds rate:  The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Interest expense:  The cost incurred by an entity for borrowed funds. Source: Investopedia.com

Yield:  annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Source for bond ratings: Moody’s and Standard & Poor’s. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, Inc.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from its inception (December 28, 2007) to September 30 2015 and in the Barclays Capital U.S. Aggregate Index.

Value of $100,000 Investment vs Barclays Capital U.S. Aggregate Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2015
	One Year	Three Years	Five Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	1.78%	1.85%	3.78%	3.96%
Class A* (with maximum sales charge)	-2.05%	0.58%	2.98%	3.45%
Class E*	1.78%	2.14%	3.95%	4.08%
Class I	2.02%	2.33%	4.16%	4.28%
Barclays Capital U.S. Aggregate Index	2.94%	1.71%	3.10%	4.49%

(1)	The inception date is December 28, 2007.

*	Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to May 28, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Core Plus Fixed Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Credit Focus Yield Fund

Dear Fellow Investor,

Fixed-income markets delivered mostly positive returns in the last 12 months, predominantly driven by a continued decline in interest rates. A confluence of factors — including falling oil prices and economic weakness in Europe, China and emerging markets –led investors to seek safety in U.S. Treasuries. Toward the third quarter of 2015, volatility and risk aversion returned as investors remained glued to headlines involving the Federal Reserve and other macroeconomic developments.

For most of 2015, Fed officials intimated that the central bank’s September meeting would be where they would begin the process of ending the campaign of extraordinary monetary accommodation. Statements by the Federal Open Market Committee (the Fed’s monetary policy-setting arm) described the decision to start raising rates as “data dependent.” An examination of the data leading into the September meeting showed that the Fed increased its gross domestic product growth forecast to 2.1% from 1.9%, decreased its unemployment projection to 5.0% from 5.3%, and slightly raised its core inflation forecast to 1.4% from 1.3%.1 If the federal funds rate was not already sitting at a historically unprecedented 0%, it might have been a close call on a rate rise. Given, however, that the fed funds rate is at a historically unprecedented 0%, it should not have been a close call, in our opinion.

December 2015 will mark the seven-year anniversary since the Fed’s zero-interest-rate policy was put in place. The original intent of the policy was to be an emergency measure to flood the markets with liquidity to support a financial system that was in a free fall. Currently, with the domestic economy on stable footing and giving every indication that extraordinary accommodation is no longer needed, the Fed has shifted its attention to “monitoring developments abroad”2 to justify its position. In reality, it appears the Fed is catering to investor psychology. The markets seemed to have become hooked on cheap liquidity and it has become difficult for the Fed to take that away without seemingly causing a tantrum. A rate hike of 0.25% should have little impact on the economy and may even inspire some confidence that the economic recovery remains firmly on track. One can make a cogent argument that accommodative monetary policy is still needed, but given the trends in the U.S. economy, we feel the case for maintaining historically unprecedented, emergency policy is unconvincing.

Meanwhile, after rallying throughout most of the first half of 2015, the energy sector took another meaningful leg down in its first significant selloff since late 2014. At that time, a widening of credit spreads was largely contained to the energy sector. In the third quarter, however, energy credit spreads widened again, along with virtually all other credit sectors.

[1]	Federal Reserve Projection Materials, 9/17/15 http://www.federalreserve.gov/monetarypolicy/files/fomcprojtabl20150917.pdf
[2]	Federal Reserve Press Release 9/17/15 http://www.federalreserve.gov/newsevents/press/monetary/20150917a.htm

Brandes Credit Focus Yield Fund

Against this backdrop, the Brandes Credit Focus Yield Fund (Class I Shares) gained 0.58% during the 12 months ended September 30, 2015, while its benchmark, the Barclays U.S. Intermediate Credit Bond Index, returned 2.17%.

The Fund

The Fund’s positive absolute performance during the fiscal year was led primarily by corporate bond holdings, including those in the utility and industrial sectors. Additionally, private loan asset-backed securities and U.S. Treasury holdings boosted performance in the period’s first half.

Electronic security firm ADT Corp., electric utility Israel Electric Utility Corp. and U.K.-based retailer Marks & Spencer aided returns. Additionally, the Fund’s underweight position versus the benchmark in the mortgage-backed securities sector helped performance early in the period.

Throughout the fiscal year, the largest detractor was the Fund’s duration positioning. We have biased the Fund for higher interest rates in the long term by maintaining a relatively shorter duration than the benchmark. The Brandes Fixed Income team has collectively found, during our careers, that interest-rate anticipation calls are difficult to predict correctly once, let alone consistently. Therefore, we will occasionally bias the Fund in one direction or another at the margin. We believe the longer-term path of rates is higher, although we don’t claim any innate knowledge of how or when rates will head upward. Consistent with everything else we do, taking the long-term view we believe we’ve biased the Fund in the right direction.

A few energy and resource-related names also detracted from performance, including Chesapeake Energy, Thompson Creek Metals and Cloud Peak Energy. The energy and resource sectors experienced sharp selloffs during the third quarter and a few of our core holdings were not immune to the downdraft.

As volatility returned to the markets, certain sectors presented attractive opportunities. We initiated a number of notable new positions in the energy sector, namely Exxon Mobil, Kinder Morgan and Range Resources.3 The common theme with all three companies, in our view, is that they are industry-leading, efficient operators with a strong base of tangible assets. Exxon Mobil (2.397% coupon rate, maturing March 2022 and rated Aaa/AAA) is one of only three U.S. corporations rated AAA (the others are Johnson & Johnson and Microsoft). Exxon is one of the world’s largest energy producers and does not rely on one particular geographic region for its revenue. It is also the largest refiner globally with significant downstream operations, which often achieve higher margins when commodity prices are low, thus helping offset the income decline from production. Exxon currently has a low debt/capital ratio of 14% and an EBITDA/interest expense ratio of 242.0x (that is not a typo).

Kinder Morgan (4.30% coupon rate, maturing June 2025 and rated Baa3/BBB-) is the largest energy infrastructure (pipeline) company in the United States,

[3]	Sources for bond ratings: Moody’s and Standard & Poor’s

Brandes Credit Focus Yield Fund

transporting crude oil, refined products and natural gas. In addition to being asset rich in our view, pipeline companies generally offer relatively steady and predictable cash flows. Historically, these companies have not been sensitive to commodity price movements as pipeline capacity is contracted under multiple-year contracts. Leading companies in the industry have monopoly-like business profiles as infrastructure cannot be easily replicated by competitors and are run as regulated business structures (their bonds are classified in the utility sector). Moreover, although pipeline firms generally carry higher leverage, it is largely offset by their tangible assets, long-term nature of capacity contracts and predictability of cash flows.

Range Resources (5% coupon rate, maturing March 2023 and rated Ba2/BB+) is essentially a pure play natural gas producer with 70% of revenue from natural gas, 25% from natural-gas liquids and 5% from crude oil. The company is the largest acreage holder in the Marcellus region, a premier resource play in United States. Range Resources’ debt is balanced by strong asset coverage, in our view, as the company controls more than two decades of drilling inventory. The company is a low-cost producer with strong balance sheet and straightforward capital structure. About 85% of production volume is hedged for 2015 and 50% is hedged for 2016 (helping increase the predictability of cash flow). In our opinion, Range Resources should stand to benefit as five liquefied natural gas (LNG) export facilities are in various stages of construction with the first one set to come on-line in 2016, which can significantly boost export opportunities. Finally, we find natural gas producers attractive as natural gas prices are less subject to the geopolitics of oil.

Another new purchase in the period was Thompson Creek Metals Co. (9.75% coupon rate, maturing in December 2017 and rated Ba3/B+). Thompson Creek is a metals and mining company producing gold, copper and molybdenum (a chemical element generally used in alloys). Over the past several years, the company has transitioned from primarily producing molybdenum to producing gold and copper. The company’s primary mine, Mt. Milligan is located in British Columbia, Canada. The issue we purchased is a senior-secured debt and we feel it is well covered by the physical assets of Thompson Creek. The issue is also callable in December of 2015. Now that the company has largely completed its transition away from molybdenum and its primary mine is generating positive cash flow, the company has stated that it would like to call this issue in December and refinance with lower-cost debt.

Additionally, we initiated a position in Tesco Plc (5.50% coupon rate, maturing in November 2017 and rated Ba1/BB+) during the fiscal year. A leading U.K.-based food retailer, the company has an approximately 30% share of the U.K. grocery market. The food staples & retailing industry is historically defensive in nature, but Tesco is facing increased competition from traditional grocers and discount retailers. In our view, these negative headwinds are offset by 1) scale, which allows Tesco to operate more efficiently compared to many of its competitors, 2) strong liquidity, and 3) asset coverage in the form of real estate. We believe the company’s potential longer-term margin erosion from increased competitive pressure is mitigated to a great extent by the short maturity of this security.

Brandes Credit Focus Yield Fund

Outlook

Following several years of free-flowing liquidity spurred by the Fed’s accommodative monetary policy, we believe we are finally beginning to see tangible signs of what market illiquidity can do to bond prices.

We have spotted this potential problem early — and as a result, we have positioned the Fund defensively. We remain overweight U.S. Treasuries, but found select opportunities to add what we view are quality credits at attractive yields. We will continue to monitor developments in the energy and resource sectors for additional opportunities.

We are also seeing a number of credits show up on our radar that are unrelated to the energy or resource sector. Another consideration about less liquid markets is that managers are often forced to sell what they can, not what they want. In this environment, we aim to selectively take advantage of this potential market technical indicator to add attractive credits at yields inconsistent with our estimation of their long-term fundamentals.

As part of our defensive strategy, we have maintained our duration positioning toward the shorter end of our duration band. As noted earlier, this has hurt performance during the Fund’s fiscal year. It seems that the market simply does not want to believe that the Fed will eventually raise rates. The Fed funds futures are predicting only a 37% chance of an increase in rate in December, 45% in January, and 59% in March4. It appears that if and when the Fed begins its process of policy normalization, the market will possibly be caught by surprise. What is clear to us is that rates will eventually head higher. While we don’t know when or how swift the increase will be, we believe the prudent decision is to bias the Fund toward the shorter-end of its duration range.

Sincerely yours,

The Brandes Fixed Income Investment Committee

Brandes Investment Trust

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

[4]	Fed Rate Increase Odds Drop to 10% for October, Futures Show, Bloomberg 10/5/15

Brandes Credit Focus Yield Fund

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, a Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because it will have to reinvest that money at the lower prevailing interest rates.

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

EBITDA:  Net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Brandes Credit Focus Yield Fund

Federal funds rate:  The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Interest expense:  The cost incurred by an entity for borrowed funds. Source: Investopedia.com

Yield:  annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Source for bond ratings: Moody’s and Standard & Poor’s. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays U.S. Intermediate Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade U.S. corporate securities that have remaining maturities of greater than one year and less than ten years. This index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

The Brandes Credit Focus Yield Fund is distributed by ALPS Distributors, Inc.

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $100,000 investment in the Brandes Credit Focus Yield Fund – Class I from September 30, 2005 to September 30, 2015 as compared with the Barclays Capital U.S. Intermediate Credit Index.

Value of $100,000 Investment vs Barclays Capital U.S. Intermediate Credit Index (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2015**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Credit Focus Yield Fund
Class A*	0.26%	3.46%	3.95%	5.54%
Class A* (with maximum sales charge)	-3.51%	2.67%	3.56%	5.28%
Class I	0.58%	3.77%	4.24%	5.82%
Barclays Capital U.S. Intermediate Credit Index	2.17%	3.47%	4.91%	5.74%

(1)	The inception date is June 29, 2000.

*	Performance shown prior to March 1, 2012 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.

**	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Credit Focus Yield Fund

Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$905.50	1.18%	$5.64
Global Equity Fund	$1,000.00	$926.50	1.25%	$6.04
Global Equity Income Fund	$1,000.00	$924.10	1.25%	$6.03
Global Opportunities Value Fund	$1,000.00	$901.40	1.40%	$6.67
Emerging Markets Value Fund	$1,000.00	$823.70	1.37%	$6.26
International Small Cap Fund	$1,000.00	$975.40	1.40%	$6.93
Core Plus Fixed Income Fund	$1,000.00	$992.00	0.70%	$3.50
Credit Focus Yield Fund	$1,000.00	$982.30	0.95%	$4.72

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$901.70	1.93%	$9.20
Global Equity Fund	$1,000.00	$923.60	2.00%	$9.64
Global Equity Income Fund	$1,000.00	$918.90	2.00%	$9.62
Global Opportunities Value Fund	$1,000.00	$897.60	2.15%	$10.23
Emerging Markets Value Fund	$1,000.00	$820.40	2.12%	$9.67
International Small Cap Fund	$1,000.00	$972.20	2.07%	$10.23

Brandes Investment Trust

	Class E
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$905.50	1.18%	$5.64
Global Equity Fund	$1,000.00	$926.80	1.25%	$6.04
Core Plus Fixed Income Fund	$1,000.00	$992.20	0.70%	$3.50

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$906.00	1.00%	$4.78
Global Equity Fund	$1,000.00	$927.80	1.00%	$4.83
Global Equity Income Fund	$1,000.00	$926.80	1.00%	$4.83
Global Opportunities Value Fund	$1,000.00	$901.60	1.15%	$5.48
Emerging Markets Value Fund	$1,000.00	$825.00	1.12%	$5.12
International Small Cap Fund	$1,000.00	$977.20	1.15%	$5.70
Core Plus Fixed Income Fund	$1,000.00	$994.20	0.50%	$2.50
Credit Focus Yield Fund	$1,000.00	$983.60	0.70%	$3.48

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Fund

	Class A
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.15	1.18%	$5.97
Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Global Equity Income Fund	$1,000.00	$1,018.80	1.25%	$6.33
Global Opportunities Value Fund	$1,000.00	$1,018.05	1.40%	$7.08
Emerging Markets Value Fund	$1,000.00	$1,018.20	1.37%	$6.93
International Small Cap Fund	$1,000.00	$1,018.05	1.40%	$7.08
Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55
Credit Focus Yield Fund	$1,000.00	$1,020.31	0.95%	$4.81

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,015.39	1.93%	$9.75
Global Equity Fund	$1,000.00	$1,015.04	2.00%	$10.10
Global Equity Income Fund	$1,000.00	$1,015.04	2.00%	$10.10
Global Opportunities Value Fund	$1,000.00	$1,014.29	2.15%	$10.86
Emerging Markets Value Fund	$1,000.00	$1,014.44	2.12%	$10.71
International Small Cap Fund	$1,000.00	$1,014.69	2.07%	$10.45

	Class E
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.15	1.18%	$5.97
Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06
Global Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06
Global Equity Income Fund	$1,000.00	$1,020.05	1.00%	$5.06
Global Opportunities Value Fund	$1,000.00	$1,019.30	1.15%	$5.82
Emerging Markets Value Fund	$1,000.00	$1,019.45	1.12%	$5.67
International Small Cap Fund	$1,000.00	$1,019.30	1.15%	$5.82
Core Plus Fixed Income Fund	$1,000.00	$1,022.56	0.50%	$2.54
Credit Focus Yield Fund	$1,000.00	$1,021.56	0.70%	$3.55

*	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2015

Shares		Value
COMMON STOCKS – 87.77%
Austria – 1.24%
250,960	Erste Group Bank AG(a)	$7,293,155

Brazil – 4.37%
1,174,500	Banco Santander Brasil SA – ADR	3,699,675
1,223,030	Centrais Electricas Brasileiras SA – ADR(a)	1,577,709
1,266,600	Centrais Electricas Brasileiras SA(a)	1,699,663
1,105,211	Companhia de Saneamento Basico	4,401,887
361,080	Embraer SA – ADR	9,236,426
711,900	Petrol Brasileiros(a)	1,296,486
406,834	Tim Participacoes SA – ADR	3,844,581

		25,756,427

China – 1.06%
521,500	China Mobile Ltd.	6,242,230

France – 11.90%
254,950	Carrefour SA	7,555,850
228,506	Compagnie De Saint – Gobain	9,917,296
1,169,557	Engie	18,924,100
804,087	Orange SA	12,189,429
54,300	Renault SA	3,917,916
96,335	Sanofi	9,171,150
150,960	Schneider Electric SE	8,453,663

		70,129,404

Hong Kong – 1.25%
12,046,000	First Pacific Co. Ltd.	7,359,600

Ireland – 3.01%
337,238	CRH Plc	8,901,679
215,430	Willis Group Holdings Plc	8,826,167

		17,727,846

Italy – 5.35%
1,006,815	ENI SpA	15,837,630
392,226	Italcementi Fabbriche Riunite Cemento SpA	4,353,618
2,281,374	Telecom Italia SpA(a)	2,811,410
8,304,250	Telecom Italia SpA Savings Shares	8,516,948

		31,519,606

Shares		Value
Japan – 18.81%
306,000	Canon, Inc.	$8,851,818
484,400	Dai Nippon Printing Co. Ltd.	4,680,453
717,602	Daiichi Sankyo Co. Ltd.	12,451,799
480,700	Honda Motor Co. Ltd.	14,347,315
586,600	Mitsubishi Tanabe Pharma Corp.	10,352,121
1,486,100	Mitsubishi UFJ Financial Group, Inc.	8,979,373
409,099	MS&AD Insurance Group Holdings	10,976,075
1,595,100	Nissan Motor Co. Ltd.	14,666,304
2,320,000	Sumitomo Mitsui Trust Holdings, Inc.	8,502,905
148,500	Taisho Pharmaceutical Co. Ltd.	8,537,095
194,400	Takeda Pharmaceutical Co. Ltd.	8,528,764

		110,874,022

Mexico – 1.29%
1,086,314	Cemex SAB de CV – ADR(a)	7,593,335

Netherlands – 2.82%
1,835,600	Aegon NV	10,525,647
312,432	Royal Ahold NV	6,094,968

		16,620,615

Russia – 2.86%
2,433,900	Gazprom OAO	5,014,253
181,503	Lukoil OAO – ADR	6,181,992
165,640	Lukoil Oil Company	5,683,262

		16,879,507

South Korea – 5.24%
338,390	Hana Financial Group, Inc.	7,560,452
75,540	Hyundai Mobis Co. Ltd.	14,780,682
60,399	POSCO	8,540,117

		30,881,251

Spain – 1.42%
720,487	Repsol SA	8,403,204

Sweden – 1.57%
942,120	LM Ericsson Telefon AB Class B	9,241,846

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Shares		Value
Switzerland – 5.74%
294,860	Credit Suisse Group AG	$7,087,503
31,720	Swatch Group Ltd. Registered	2,288,278
15,159	Swatch Group Ltd. Bearer	5,622,026
105,720	Swiss Re AG	9,070,474
528,137	UBS Group AG	9,764,265

		33,832,546

United Kingdom – 19.84%
2,585,885	Barclays Plc	9,569,789
2,619,586	BP Plc	13,290,092
2,495,779	G4S Plc	8,724,833
1,149,620	GlaxoSmithKline Plc	22,065,621
1,160,134	HSBC Holdings Plc	8,751,694
2,623,100	J Sainsbury Plc	10,373,945
1,109,539	Kingfisher Plc	6,027,261
1,281,919	Marks & Spencer Group Plc	9,730,728
4,403,520	Tesco Plc	12,231,154
6,409,511	WM Morrison Supermarkets Plc	16,129,192

		116,894,309

TOTAL COMMON STOCKS (Cost $611,928,452)		$517,248,903

Shares		Value
PREFERRED STOCKS – 4.10%
Brazil – 2.77%
2,646,120	Petroleo Brasileiro SA – ADR(a)	$9,737,722
262,163	Telefonica Brasil SA Sponsored – ADR	2,393,548
456,000	Telefonica Brasil SA	4,186,757

		16,318,027

Russia – 1.33%
12,926,460	Surgutneftegaz OJSC	7,825,369

TOTAL PREFERRED STOCKS (Cost $41,128,280)		$24,143,396

	Principal Amount	Value
REPURCHASE AGREEMENTS – 6.63%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/15), due 10/01/15, 0.00% [Collateralized by $40,000,000 US Treasury Note, 1.50%, 11/30/19, (Market Value $40,550,000)] (proceeds $39,044,142)	$39,044,142	$39,044,142

TOTAL REPURCHASE AGREEMENTS (Cost $39,044,142)		$39,044,142

Total Investments (Cost $692,100,874) – 98.50%		$580,436,441
Other Assets in Excess of Liabilities – 1.50%		8,856,653

TOTAL NET ASSETS – 100.00%		$589,293,094

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2015 (Unaudited)

COMMON STOCKS
Aerospace & Defense	1.57%
Auto Components	2.51%
Automobiles	5.59%
Banks	9.22%
Building Products	1.68%
Capital Markets	2.86%
Commercial Services & Supplies	2.27%
Communications Equipment	1.57%
Construction Materials	3.54%
Diversified Financial Services	1.25%
Diversified Telecommunication Services	3.99%
Electric Utilities	0.56%
Electrical Equipment	1.43%
Food & Staples Retailing	8.89%
Insurance	6.69%
Metals & Mining	1.45%
Multiline Retail	1.65%
Multi-Utilities	3.21%
Oil, Gas & Consumable Fuels	9.45%
Pharmaceuticals	12.07%
Specialty Retail	1.02%
Technology Hardware, Storage & Peripherals	1.50%
Textiles, Apparel & Luxury Goods	1.34%
Water Utilities	0.75%
Wireless Telecommunication Services	1.71%

TOTAL COMMON STOCKS	87.77%

PREFERRED STOCKS
Diversified Telecommunication Services	1.12%
Oil, Gas & Consumable Fuels	2.98%

TOTAL PREFERRED STOCKS	4.10%

REPURCHASE AGREEMENTS	6.63%

TOTAL INVESTMENTS	98.50%
Other Assets in Excess of Liabilities	1.50%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2015

Shares		Value
COMMON STOCKS – 90.51%
Aerospace & Defense – 1.55%
122,620	Embraer SA	$784,063

Auto Components – 1.98%
5,110	Hyundai Mobis Co. Ltd.	999,858

Automobiles – 6.85%
28,700	Honda Motor Co. Ltd.	856,601
9,981	Hyundai Motor Co.	1,386,962
132,300	Nissan Motor Co. Ltd.	1,216,445

		3,460,008

Banks – 11.37%
35,232	Bank of America Corp.	548,915
150,039	Barclays Plc	555,261
25,476	Citigroup, Inc.	1,263,864
23,760	Erste Group Bank AG(a)	690,490
69,191	HSBC Holdings Plc	521,956
98,800	Mitsubishi UFJ Financial Group, Inc.	596,973
9,560	PNC Financial Services Group, Inc.	852,752
13,869	Wells Fargo & Co.	712,173

		5,742,384

Beverages – 1.44%
7,690	PepsiCo, Inc.	725,167

Capital Markets – 5.08%
21,200	Bank Of New York Mellon Corp.	829,980
12,878	State Street Corp.	865,530
46,930	UBS Group AG	867,648

		2,563,158

Communications Equipment – 1.56%
80,500	LM Ericsson Telefon AB Class B	789,675

Construction Materials – 1.39%
26,632	CRH Plc	702,974

Diversified Financial Services – 1.98%
5,910	Deutsche Boerse AG	509,705
24,310	Leucadia National Corp.	492,520

		1,002,225

Diversified Telecommunication Services – 1.78%
875,400	Telecom Italia SpA Savings Shares	897,822

Shares		Value
Electric Utilities – 1.02%
17,280	Exelon Corp.	$513,216

Electrical Equipment – 2.98%
17,160	Emerson Electric Co.	757,957
13,330	Schneider Electric SE	746,472

		1,504,429

Electronic Equipment, Instruments & Components – 1.47%
43,480	Corning, Inc.	744,378

Food & Staples Retailing – 7.03%
18,585	Carrefour SA	550,796
219,500	J. Sainsbury Plc	868,088
27,084	Royal Ahold NV	528,358
298,640	Tesco Plc	829,498
307,400	WM Morrison Supermarkets Plc	773,556

		3,550,296

Health Care Providers & Services – 1.83%
11,388	Express Scripts Holding Co.(a)	921,972

Hotels, Restaurants & Leisure – 1.62%
866,100	Genting Malaysia Berhad	818,402

Insurance – 2.81%
14,230	American International Group, Inc.	808,548
7,100	Swiss Re AG	609,160

		1,417,708

Multiline Retail – 1.19%
78,900	Marks & Spencer Group Plc	598,910

Multi-Utilities – 1.99%
62,084	Engie	1,004,555

Oil, Gas & Consumable Fuels – 8.76%
9,350	Apache Corp.	366,146
246,455	BP Plc	1,250,354
66,730	Chesapeake Energy Corp.(b)	489,131
48,000	ENI SpA	755,061
169,770	Gazprom OAO	349,755
20,962	Lukoil OAO – ADR	713,966
42,910	Repsol SA	500,469

		4,424,882

Pharmaceuticals – 11.37%
51,500	Daiichi Sankyo Co. Ltd.	893,626
91,300	GlaxoSmithKline Plc	1,752,397

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Shares		Value
18,569	Merck & Co., Inc.	$917,123
33,554	Pfizer, Inc.	1,053,931
11,800	Sanofi	1,123,367

		5,740,444

Semiconductors & Semiconductor Equipment – 1.09%
13,030	Xilinx, Inc.	552,472

Software – 2.25%
25,700	Microsoft Corp.	1,137,482

Technology Hardware, Storage & Peripherals – 4.81%
17,700	Canon, Inc.	512,017
830	Samsung Electronics Co. Ltd.	796,347
14,130	Western Digital Corp.	1,122,487

		2,430,851

Tobacco – 1.65%
16,160	Imperial Tobacco Group Plc	835,450

Shares		Value
Wireless Telecommunication Services – 3.66%
29,600	America Movil SAB de CV – ADR	$489,880
73,500	China Mobile Ltd.	879,777
50,900	Tim Participacoes SA – ADR	481,005

		1,850,662

TOTAL COMMON STOCKS (Cost $46,026,293)		$45,713,443

PREFERRED STOCKS – 0.56%
Oil, Gas & Consumable Fuels – 0.56%
76,600	Petroleo Brasileiro SA – ADR(a)	$281,888

TOTAL PREFERRED STOCKS (Cost $965,692)		$281,888

	Principal Amount	Value
REPURCHASE AGREEMENTS – 8.99%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/15), due 10/01/15, 0.00% [(Collateralized by $4,650,000 US Treasury Note, 1.75%, 09/30/22, (Market Value $4,632,563)] (proceeds $4,538,783)	$4,538,783	$4,538,783

TOTAL REPURCHASE AGREEMENTS (Cost $4,538,783)		$4,538,783

Total Investments (Cost $51,530,768) – 100.06%		$50,534,114
Liabilities in Excess of Other Assets – (0.06)%		(30,120)

TOTAL NET ASSETS – 100.00%		$50,503,994

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. See Note 2 in the Notes to Schedule of Investments.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2015 (Unaudited)

COMMON STOCKS
Austria	1.37%
Brazil	2.50%
China	1.74%
France	6.78%
Germany	1.01%
Ireland	1.39%
Italy	3.27%
Japan	8.07%
Malaysia	1.62%
Mexico	0.97%
Netherlands	1.05%
Russia	2.11%
South Korea	6.30%
Spain	0.99%
Sweden	1.56%
Switzerland	2.92%
United Kingdom	15.81%
United States	31.05%

TOTAL COMMON STOCKS	90.51%

PREFERRED STOCKS
Brazil	0.56%

TOTAL PREFERRED STOCKS	0.56%

REPURCHASE AGREEMENTS	8.99%

TOTAL INVESTMENTS	100.06%
Liabilities in Excess of Other Assets	(0.06)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2015

Shares		Value

COMMON STOCKS – 94.09%
Automobiles – 1.97%
400	Honda Motor Co. Ltd.	$11,939

Banks – 3.17%
1,244	HSBC Holdings Plc	9,384
110	PNC Financial Services Group, Inc.	9,812

		19,196

Beverages – 3.11%
490	Diageo Plc	13,165
60	PepsiCo, Inc.	5,658

		18,823

Capital Markets – 2.26%
740	UBS Group AG	13,681

Communications Equipment – 2.14%
1,320	LM Ericsson Telefon AB Class B	12,949

Construction Materials – 1.40%
320	CRH Plc	8,447

Diversified Financial Services – 1.43%
100	Deutsche Boerse AG	8,624

Diversified Telecommunication Services – 2.16%
1,690	Telefonica Brasil SA	13,036

Electric Utilities – 3.86%
2,500	Companhia Paranaense de Energia	13,514
330	Exelon Corp.	9,801

		23,315

Electrical Equipment – 4.32%
300	Emerson Electric Co.	13,251
230	Schneider Electric SE	12,880

		26,131

Food & Staples Retailing – 8.44%
2,740	J. Sainsbury Plc	10,836
490	Royal Ahold NV	9,559
3,760	Tesco Plc	10,444
150	Wal-Mart Stores, Inc.	9,726
4,150	WM. Morrison Supermarkets Plc	10,443

		51,008

Shares		Value

Health Care Equipment & Supplies – 1.90%
350	Baxter International, Inc.	$11,497

Household Products – 2.26%
190	Procter & Gamble Co.	13,669

Insurance – 3.98%
660	Old Republic International Corp.	10,322
160	Swiss Re AG	13,728

		24,050

Multiline Retail – 1.48%
1,180	Marks & Spencer Group Plc	8,957

Multi-Utilities – 2.68%
1,000	Engie	16,181

Oil, Gas & Consumable Fuels – 11.75%
3,170	BP Plc	16,083
170	Chevron Corp.	13,410
1,030	ENI SpA	16,202
554	Royal Dutch Shell Plc	13,078
273	Total SA	12,280

		71,053

Pharmaceuticals – 14.86%
700	Daiichi Sankyo Co. Ltd.	12,146
1,150	GlaxoSmithKline Plc	22,073
140	Johnson & Johnson	13,069
280	Merck & Co., Inc.	13,829
460	Pfizer, Inc.	14,449
150	Sanofi	14,280

		89,846

Semiconductors & Semiconductor Equipment – 2.52%
360	Xilinx, Inc.	15,264

Software – 2.93%
400	Microsoft Corp.	17,704

Specialty Retail – 2.17%
2,410	Kingfisher Plc	13,092

Technology Hardware, Storage & Peripherals – 2.36%
180	Western Digital Corp.	14,299

Textiles, Apparel & Luxury Goods – 1.97%
70	LVMH Moet Hennessy Louis Vuitton SE	11,917

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Shares		Value

Tobacco – 7.26%
250	British American Tobacco Plc	$13,794
260	Imperial Tobacco Group Plc	13,442
210	Philip Morris International, Inc.	16,659

		43,895

Water Utilities – 1.71%
2,600	Companhia de Saneamento Basico	10,355

TOTAL COMMON STOCKS (Cost $606,132)		$568,928

PREFERRED STOCKS – 8.30%
Banks – 2.84%
840	Bank of America Corp., 4.000%	$17,170

Shares		Value

Capital Markets – 5.46%
870	Goldman Sachs Group, Inc., 3.750%	$16,634
820	Morgan Stanley, 4.000%	16,351

		32,985

TOTAL PREFERRED STOCKS (Cost $50,311)		$50,155

REAL ESTATE INVESTMENT TRUSTS – 1.44%
420	Outfront Media, Inc.	8,736

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $11,203)		$8,736

	Principal Amount	Value

REPURCHASE AGREEMENTS – 1.80%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/15), due 10/01/15, 0.00% [Collateralized by $15,000 US Treasury Note, 2.125%, 08/15/21 (Market Value $15,466)] (proceeds $10,867)	$10,867	$10,867

TOTAL REPURCHASE AGREEMENTS (Cost $10,867)		$10,867

Total Investments (Cost $678,513) – 105.63%		$638,686
Liabilities in Excess of Other Assets – (5.63)%		(34,025)

TOTAL NET ASSETS – 100.00%		$604,661

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Equity Income Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2015 (Unaudited)

COMMON STOCKS
Brazil	6.10%
France	11.17%
Germany	1.43%
Ireland	1.40%
Italy	2.68%
Japan	3.98%
Netherlands	1.58%
Sweden	2.14%
Switzerland	4.53%
United Kingdom	25.60%
United States	33.48%

TOTAL COMMON STOCKS	94.09%

PREFERRED STOCKS
United States	8.30%

TOTAL PREFERRED STOCKS	8.30%

REAL ESTATE INVESTMENT TRUSTS	1.44%

REPURCHASE AGREEMENTS	1.80%

TOTAL INVESTMENTS	105.63%
Liabilities in Excess of Other Assets	(5.63)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2015

Shares		Value

COMMON STOCKS – 82.39%
Aerospace & Defense – 2.01%
2,630	Embraer SA – ADR	$67,275

Auto Components – 2.81%
300	Hyundai Mobis Co. Ltd.	58,700
2,700	Tachi-S Co. Ltd.	35,177

		93,877

Automobiles – 3.00%
1,600	Honda Motor Co. Ltd.	47,755
5,700	Nissan Motor Co. Ltd.	52,409

		100,164

Banks – 8.41%
2,150	Bank of America Corp.	33,497
10,774	Barclays Plc	39,872
1,490	Citigroup, Inc.	73,919
2,350	Erste Group Bank AG(a)	68,293
1,150	KB Financial Group, Inc.	34,184
26,920	Sberbank Of Russia	31,129

		280,894

Commercial Services & Supplies – 0.80%
22,300	APR Energy Plc(a)	26,844

Construction & Engineering – 2.20%
10,140	Balfour Beatty Plc	38,606
4,600	Sanki Engineering Co. Ltd.	34,743

		73,349

Construction Materials – 4.47%
4,281	Cemex SAB de CV – ADR(a)	29,924
1,300	CRH Plc	34,315
3,070	Italmobiliare SpA Savings Shares	85,075

		149,314

Distributors – 1.71%
1,480	D’Ieteren SA	57,178

Diversified Financial Services – 3.37%
81,340	First Pacific Co. Ltd.	49,695
400	Groupe Bruxelles Lambert SA	30,186
11,170	Haci Omer Sabanci Holding AS	32,775

		112,656

Diversified Telecommunication Services – 4.19%
49,050	APT Satellite Holdings Ltd.	42,485
25,120	Magyar Telekom Telecommunications Plc(a)	34,979

Shares		Value

34,000	Telecom Italia SpA Savings Shares	$34,871
3,600	Telefonica Brasil SA	27,768

		140,103

Electric Utilities – 2.32%
5,600	Companhia Paranaense de Energia	30,271
2,970	Reliance Infrastructure Ltd. – GDR	47,224

		77,495

Electrical Equipment – 1.84%
2,200	Futaba Corp.	28,449
590	Schneider Electric SE	33,039

		61,488

Food & Staples Retailing – 6.90%
388	Carrefour SA	11,499
19,500	J. Sainsbury Plc	77,119
19,190	Tesco Plc	53,302
35,210	WM Morrison Supermarkets Plc	88,604

		230,524

Food Products – 2.36%
28,000	Marfrig Global Foods SA(a)	50,639
440	Savencia SA	28,224

		78,863

Household Durables – 4.07%
135,450	Consorcio ARA SAB de CV(a)	48,716
2,110	Dorel Industries, Inc.	49,758
1,430	MDC Holdings, Inc.	37,437

		135,911

Household Products – 0.71%
10,410	McBride Plc(a)	23,779

Insurance – 0.83%
680	Willis Group Holdings Plc	27,860

Machinery – 3.81%
5,780	Briggs & Stratton Corp.	111,612
1,263	China Yuchai International Ltd.	15,623

		127,235

Metals & Mining – 1.33%
315	POSCO	44,539

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Shares		Value

Multiline Retail – 1.34%
37,490	Debenhams Plc	$44,871

Multi-Utilities – 1.89%
3,900	Engie	63,104

Oil, Gas & Consumable Fuels – 6.98%
9,088	BP Plc	46,107
5,970	Chesapeake Energy Corp.	43,760
3,100	ENI SpA	48,765
11,820	Gazprom OAO – ADR	47,989
1,370	Lukoil OAO – ADR	46,662

		233,283

Paper & Forest Products – 0.88%
2,060	Norbord, Inc.	29,545

Pharmaceuticals – 3.38%
1,900	Daiichi Sankyo Co. Ltd.	32,969
4,160	GlaxoSmithKline Plc	79,846

		112,815

Real Estate Management & Development – 2.40%
7,600	LSL Property Services Plc	39,377
2,130	The St. Joe Co.(a)	40,747

		80,124

Semiconductors & Semiconductor Equipment – 0.99%
900	Nuflare Technology, Inc.	33,072

Technology Hardware, Storage & Peripherals – 3.23%
57	Samsung Electronics Co. Ltd.	54,689
670	Western Digital Corp.	53,225

		107,914

Textiles, Apparel & Luxury Goods – 0.78%
3,600	TSI Holdings Co. Ltd.	26,065

Shares		Value

Water Utilities – 1.44%
12,100	Companhia de Saneamento Basico	$48,192

Wireless Telecommunication Services – 1.94%
135,460	Sistema JSFC	38,229
2,830	Tim Participacoes SA – ADR	26,743

		64,972

TOTAL COMMON STOCKS (Cost $3,106,732)		$2,753,305

PREFERRED STOCKS – 5.59%
Automobiles – 2.57%
920	Hyundai Motor Co.	$86,032

Banks – 0.86%
15,862	Itausa – Investimentos Itau SA	28,567

Oil, Gas & Consumable Fuels – 2.16%
9,970	Petroleo Brasileiro SA – ADR(a)	36,690
58,400	Surgutneftegaz OJSC	35,354

		72,044

TOTAL PREFERRED STOCKS (Cost $247,368)		$186,643

REAL ESTATE INVESTMENT TRUSTS – 4.07%
4,950	Grivalia Properties Real Estate Investment Co. SA	$44,028
38,190	Macquarie Mexico Real Estate Management SA de CV	48,277
3,660	Merlin Properties Socimi SA(a)	43,591

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $139,889)		$135,896

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
REPURCHASE AGREEMENTS – 8.72%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/15), due 10/01/15, 0.00% [Collateralized by $290,000 US Treasury Note, 2.125%, 08/15/21, (Market Value $299,017)] (proceeds $291,515)	$291,515	$291,515

TOTAL REPURCHASE AGREEMENTS (Cost $291,515)		$291,515

Total Investments (Cost $3,785,504) – 100.77%		$3,367,359
Liabilities in Excess of Other Assets – (0.77)%		(25,677)

TOTAL NET ASSETS – 100.00%		$3,341,682

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

GDR Global Depositary Receipt

(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Global Opportunities Value Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2015 (Unaudited)

COMMON STOCKS
Austria	2.04%
Belgium	2.61%
Brazil	7.51%
Canada	2.37%
China	0.47%
France	4.07%
Hong Kong	2.76%
Hungary	1.05%
India	1.41%
Ireland	1.86%
Italy	5.05%
Japan	8.70%
Mexico	2.35%
Russia	4.90%
South Korea	5.75%
Turkey	0.98%
United Kingdom	16.71%
United States	11.80%

TOTAL COMMON STOCKS	82.39%

PREFERRED STOCKS
Brazil	1.96%
Russia	1.06%
South Korea	2.57%

TOTAL PREFERRED STOCKS	5.59%

REAL ESTATE INVESTMENT TRUSTS
Greece	1.32%
Mexico	1.45%
Spain	1.30%

TOTAL REAL ESTATE INVESTMENT TRUSTS	4.07%

REPURCHASE AGREEMENTS	8.72%

TOTAL INVESTMENTS	100.77%
Liabilities in Excess of Other Assets	(0.77)%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2015

Shares		Value

COMMON STOCKS – 81.06%
Argentina – 0.94%
3,576,955	Arcos Dorados Holdings, Inc.	$9,729,318

Austria – 1.49%
531,448	Erste Group Bank AG(a)	15,444,424

Brazil – 13.26%
400,956	Banco Bradesco SA	2,395,926
2,501,450	Banco do Brasil SA	9,483,363
1,158,029	Banco Santander Brasil SA – ADR	3,647,791
5,576,118	Centrais Electricas Brasileiras SA – ADR(a)	7,193,192
6,561,100	Companhia de Saneamento Basico	26,131,863
768,910	Companhia Paranaense de Energia	4,156,323
915,914	Embraer SA – ADR	23,429,080
3,130,500	Estacio Participacoes SA	11,007,484
5,087,000	Kroton Educacional SA	9,957,150
17,036,611	Marfrig Global Foods SA(a)	30,811,578
1,008,238	Tim Participacoes SA – ADR	9,527,849
1,419,243	Viver Incorporadora e Construtora SA(a)	14,320

		137,755,919

Chile – 3.06%
1,219,610	Enersis SA – ADR	15,415,870
1,126,938	Sociedad Quimica Y Minera De Chile SA – ADR Class B	16,385,679

		31,801,549

China – 7.20%
189,878,000	Bosideng International Holdings Ltd.	16,998,601
3,433,934	Chaoda Modern Agriculture Holdings Ltd.(a)	106,103
930,900	China Mobile Ltd.	11,142,651

Shares		Value

159,770	China Yuchai International Ltd.	$1,976,355
23,131,000	Dongfeng Motor Group Co. Ltd.	29,030,883
11,976,377	Weiqiao Textile Co.	4,854,965
25,983,500	Yingde Gases Group Co. Ltd.	10,750,934

		74,860,492

Colombia – 1.69%
2,294,003	Grupo Aval Acciones y Valores – ADR	17,572,063

Cyprus – 1.24%
3,196,510	Globaltrans Investment Plc – GDR(a)	12,842,222

Czech Republic – 3.00%
1,981,400	Ceska Telekomunika(a)	13,842,421
1,981,400	Telefonica Czech Republic AS	17,343,738

		31,186,159

Hong Kong – 7.12%
14,527,800	Chow Tai Fook Jewellery Group Ltd.	12,179,170
21,503,899	First Pacific Co. Ltd.	13,137,979
14,873,500	Lifestyle International Holdings Ltd.	21,310,575
6,444,000	Luk Fook Holdings International Ltd.	16,152,284
3,014,500	Yue Yuen Industrial Holdings Ltd.	11,215,338

		73,995,346

India – 2.30%
4,488,134	Reliance Infrastructure Ltd.	23,875,075

Indonesia – 1.29%
75,102,040	PT XL Axiata Tbk(a)	13,435,038

Luxembourg – 3.23%
1,609,281	Adecoagro SA(a)	12,809,877
1,685,420	Ternium SA – ADR	20,713,812

		33,523,689

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Shares		Value

Malaysia – 1.05%
11,548,600	Genting Malaysia Berhad	$10,912,587

Mexico – 2.17%
3,174,583	Cemex SAB de CV – ADR(a)	22,190,335
4,615,026	Desarrolladora Homex SAB de CV(a)(b)(d)	132,644
13,687,865	Urbi Desarrollos Urbanos SA de CV(a)(b)(d)	202,424

		22,525,403

Pakistan – 1.10%
12,060,160	Nishat Mills Ltd.	11,461,625

Panama – 1.92%
476,660	Copa Holdings SA	19,986,354

Russia – 7.57%
5,347,328	Gazprom OAO – ADR	21,710,152
767,810	Lukoil OAO – ADR	26,151,608
3,204,070	Mobile Telesystems	10,462,128
4,141,580	Sberbank of Russia – ADR	20,376,574

		78,700,462

South Korea – 14.36%
1,029,680	Hana Financial Group, Inc.	23,005,543
145,610	Hyundai Mobis Co. Ltd.	28,491,065
502,470	KB Financial Group, Inc.	14,935,787
641,470	KIA Motors Corp.	29,078,614
155,080	POSCO	21,927,538
17,059	Samsung Electronics Co. Ltd.	16,367,323
439,400	Shinhan Financial Group Co. Ltd.	15,366,717

		149,172,587

Turkey – 5.04%
5,155,730	Akbank TAS	11,565,778
991,375	Aygaz AS	3,194,117
4,000,000	Selcuk Ecza Deposu Ticaret ve Sanayi AS	3,080,196

Shares		Value

4,840,230	Turkiye Garanti Bankasi AS	$11,264,126
18,373,700	Turkiye Vakiflar Bankasi Tao	23,292,558

		52,396,775

United Kingdom – 2.03%
1,103,391	APR Energy Plc(a)	1,328,207
5,541,410	ITE Group Plc	11,819,663
821,416	Standard Chartered Plc	7,971,769

		21,119,639

TOTAL COMMON STOCKS (Cost $1,256,258,851)		$842,296,726

PREFERRED STOCKS – 10.91%
Brazil – 6.10%
1,409,136	Banco Bradesco SA	$7,574,395
946,900	Companhia Brasileira de Distribuicao	11,906,411
709,810	Companhia Brasileira de Distribuicao – ADR	8,901,017
1,325,010	Companhia Paranaense de Energia – ADR	10,878,332
3,983,329	Petroleo Brasileiro SA – ADR(a)	14,658,651
1,043,461	Telefonica Brasil SA Sponsored – ADR	9,526,799

		63,445,605

Russia – 2.04%
2,426,034	Surgutneftegas OJSC – ADR	14,556,204
11,019,015	Surgutneftegaz OJSC	6,670,647

		21,226,851

South Korea – 2.77%
307,373	Hyundai Motor Co.	28,743,520

TOTAL PREFERRED STOCKS (Cost $196,377,862)		$113,415,976

REAL ESTATE INVESTMENT TRUSTS – 5.43%
Mexico – 3.11%
15,950,260	Macquarie Mexico Real Estate Management SA de CV	$20,163,210

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Shares		Value

6,651,434	PLA Administradora S. de R.L. de CV	$12,134,365

		32,297,575

Thailand – 0.74%
26,539,200	Jasmine Broadband	7,677,686

Shares		Value

Turkey – 1.58%
19,759,420	Emlak Konut Gayrimenkul Yatirim Ortakligi A.G.	$16,406,749

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $66,220,823)		$ 56,382,010

	Principal Amount	Value
CONVERTIBLE BONDS – 0.01%
Brazil – 0.01%
Viver Incorporadora e Construtora SA 2.000%, 8/6/2016(b)(c)	$3,299,971	$99,886

TOTAL CONVERTIBLE BONDS (Cost $1,488,955)		$99,886

Shares		Value
SHORT TERM INVESTMENTS – 0.00%
Money Market Fund – 0.00%
2	Northern Institutional Treasury Portfolio, 0.010%	$2

TOTAL SHORT TERM INVESTMENTS (Cost $2)		$2

Shares	Value
Total Investments (Cost $1,520,346,493) – 97.41%	$1,012,194,600
Other Assets in Excess of Liabilites – 2.59%	26,945,864

TOTAL NET ASSETS – 100.00%	$1,039,140,464

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

GDR Global Depositary Receipt

(a)	Non-income producing security.
(b)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $434,954 or 0.04% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV, are classified as Level 2 securities. Urbi Desarrollos SA de CV is considered a Level 3 security. See Note 2 in the Notes to Financial Statements.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market value of this security totals $99,886 which represents 0.01% of the Fund’s total net assets.
(d)	These securities have limited liquidity and represent $335,068 or 0.03% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV, are classified as Level 2 securities. Urbi Desarrollos Urbanos SA de CV is classified as a Level 3 security. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2015 (Unaudited)

COMMON STOCKS
Aerospace & Defense	2.25%
Airlines	1.92%
Auto Components	2.74%
Automobiles	5.59%
Banks	16.97%
Chemicals	2.61%
Commercial Services & Supplies	0.13%
Construction Materials	2.14%
Diversified Consumer Services	2.02%
Diversified Financial Services	1.26%
Diversified Telecommunication Services	4.29%
Electric Utilities	4.87%
Food Products	4.21%
Gas Utilities	0.31%
Health Care Providers & Services	0.30%
Hotels, Restaurants & Leisure	1.99%
Household Durables	0.03%
Machinery	0.19%
Media	1.14%
Metals & Mining	4.10%
Multiline Retail	2.05%
Oil, Gas & Consumable Fuels	4.61%
Road & Rail	1.24%
Specialty Retail	2.73%
Technology Hardware, Storage & Peripherals	1.58%
Textiles, Apparel & Luxury Goods	4.29%
Water Utilities	2.50%
Wireless Telecommunication Services	3.00%

TOTAL COMMON STOCKS	81.06%

PREFERRED STOCKS
Automobiles	2.77%
Banks	0.73%
Diversified Telecommunication Services	0.92%
Electric Utilities	1.05%
Food & Staples Retailing	2.00%
Oil, Gas & Consumable Fuels	3.44%

TOTAL PREFERRED STOCKS	10.91%

REAL ESTATE INVESTMENT TRUSTS	5.43%

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2015 (Unaudited) (continued)

CONVERTIBLE BONDS
Household Durables	0.01%

TOTAL CONVERTIBLE BONDS	0.01%

TOTAL INVESTMENTS	97.41%
Other Assets in Excess of Liabilities	2.59%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS — September 30, 2015

Shares		Value

COMMON STOCKS – 81.61%
Belgium – 2.68%
674,046	D’Ieteren SA	$26,040,814

Brazil – 5.34%
2,779,200	Companhia de Saneamento Basico	11,069,130
1,203,720	Companhia Paranaense de Energia	6,506,677
3,295,300	Embraer SA	21,070,969
7,315,424	Marfrig Global Foods SA(a)	13,230,316
1,815,154	Viver Incorporadora e Construtora SA(a)	18,314

		51,895,406

Canada – 5.32%
1,126,790	Dorel Industries, Inc.	26,571,811
12,114	E-L Financial Corp. Ltd.	6,218,036
1,319,246	Norbord, Inc.	18,921,220

		51,711,067

China – 0.86%
73,912	China Yuchai International Ltd.	914,291
18,429,000	Weiqiao Textile Co.	7,470,719

		8,385,010

Denmark – 1.31%
477,082	H. Lundbeck AS(a)	12,719,823

France – 1.27%
191,944	Savencia SA	12,312,325

Germany – 0.65%
88,614	Draegerwerk AG & Co. KGaA	6,270,211

Greece – 0.81%
1,005,596	Sarantis SA	7,854,375

Hong Kong – 2.11%
11,267,250	APT Satellite Holdings Ltd.	9,759,114
10,889,500	Dickson Concepts International Ltd.	3,906,144
208,180,000	Emperor Watch & Jewellery Ltd.	6,880,775

		20,546,033

Shares		Value

Hungary – 1.88%
13,087,060	Magyar Telekom Telecommunications Plc(a)	$18,223,430

India – 3.78%
170,370	Nava Bharat Ventures Ltd.	387,771
1,971,461	NIIT Technologies Ltd.	14,235,218
4,164,040	Reliance Infrastructure Ltd.	22,151,024

		36,774,013

Ireland – 2.61%
6,396,859	C&C Group Plc	25,380,405

Israel – 1.59%
6,700,540	Israel Discount Bank Ltd. – Class A(a)	12,251,083
454,510	Syneron Medical Ltd.(a)	3,249,747

		15,500,830

Italy – 7.28%
853,740	Buzzi Unicem SpA	8,590,132
5,948,235	Iren SpA	9,708,432
2,259,393	Italcementi Fabbriche Riunite Cemento SpA	25,078,740
155,200	Italmobiliare SpA	6,616,026
678,454	Italmobiliare SpA RNC	18,801,089
959,777	Natuzzi SpA – ADR(a)	1,967,543

		70,761,962

Japan – 17.78%
1,741,000	Bank of Nagoya Ltd.	6,689,932
33,000	Chudenko Corp.	641,135
1,747,000	Denki Kogyo Co. Ltd.	7,898,421
635,600	Fuji Machine Manufacturing Co. Ltd.	5,591,313
148,200	Fukushima Industries Corp.	3,003,913
667,600	Futaba Corp.	8,632,932
445,700	Hibiya Engineering Ltd.	4,966,673

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Shares		Value

929,500	Hitachi Koki Co. Ltd.	$6,490,816
2,200,050	Hosiden Corp.	11,647,847
2,498,000	Hyakugo Bank Ltd.	12,044,297
582,300	Kato Sangyo Co.	12,632,654
293,600	Komori Corp.	3,030,515
1,660,900	Noritsu Koki Co. Ltd.	8,006,011
311,700	Nuflare Technology, Inc.	11,454,003
1,653,700	Sanki Engineering Co. Ltd.	12,490,172
251,000	Sintokogio Ltd.	1,969,564
1,272,700	Tachi-S Co. Ltd.	16,581,582
290,800	Tenma Corporation	4,776,030
327,200	The Okinawa Electric Power Co., Inc.	7,351,834
237,100	Torii Pharmaceutical Co. Ltd.	5,563,935
1,104,700	TSI Holdings Co. Ltd.	7,998,180
283,700	Tsutsumi Jewelry Co. Ltd.	5,836,466
402,400	Yodogawa Steel Works Ltd.	7,517,359

		172,815,584

Mexico – 1.62%
43,348,757	Consorcio ARA SAB de CV(a)	15,590,772
1,671,404	Desarrolladora Homex SAB de CV(a)(b)(e)	48,039
6,089,400	Urbi Desarrollos Urbanos SA de CV(a)(b)(e)	90,054

		15,728,865

Philippines – 0.59%
4,104,240	First Philippine Holdings Corp.	5,764,727

Russia – 0.85%
1,189,590	Sistema JSFC –GDR	8,220,308

Singapore – 0.46%
401,610	Flextronics International Ltd.(a)	4,232,969

Shares		Value

1,293,000	HTL International Holdings Ltd.(a)	$190,809

		4,423,778

South Korea – 3.21%
6,204	Lotte Confectionery Co. Ltd.	11,521,462
208,685	Samchully Co. Ltd.(f)	19,673,473

		31,194,935

Spain – 0.78%
547,410	Hispania Activos Inmobiliarios SA(a)	7,613,346

Switzerland – 0.75%
1,895,559	Micronas Semiconductor Holding AG(f)	7,293,604

Turkey – 0.64%
8,032,027	Selcuk Ecza Deposu Ticaret ve Sanayi AS	6,185,055

United Kingdom – 17.44%
3,975,191	APR Energy Plc(a)	4,785,136
4,893,560	Balfour Beatty Plc	18,631,187
2,620,983	Chime Communications Plc	14,412,334
188,667	Clarkson Plc	5,813,701
2,846,805	De La Rue Plc	20,778,528
17,294,047	Debenhams Plc	20,698,754
3,765,050	ITE Group Plc	8,030,740
2,351,350	LSL Property Services Plc	12,182,700
8,394,230	McBride Plc(a)	19,174,476
10,572,492	Premier Foods Plc(a)	5,117,915
9,381,128	Spirent Communications Plc	10,714,396
11,568,450	WM Morrison Supermarkets Plc	29,111,386

		169,451,253

TOTAL COMMON STOCKS (Cost $853,779,151)		$793,067,159

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Shares		Value

PREFERRED STOCKS – 0.88%
Brazil – 0.88%
1,039,600	Companhia Paranaense de Energia	$8,585,321

TOTAL PREFERRED STOCKS (Cost $11,000,707)		$8,585,321

REAL ESTATE INVESTMENT TRUSTS – 3.05%
Greece – 1.22%
1,336,200	Grivalia Properties Real Estate Investment Co. SA	$11,884,898

Shares		Value

Mexico – 0.65%
4,986,650	Macquarie Mexico Real Estate Management SA de CV	$6,303,777

Spain – 1.18%
959,128	Merlin Properties Socimi SA(a)	11,423,184

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $29,455,444)		$29,611,859

	Principal Amount	Value
CONVERTIBLE BONDS – 0.00%
Brazil – 0.00%
Viver Incorporadora e Construtora SA 2.000%, 8/6/2016(b)(c )	$1,136,056	$34,387

TOTAL CONVERTIBLE BONDS (Cost $512,591)		$34,387

CORPORATE BONDS – 0.08%
Mexico – 0.08%
Desarrolladora Homex SA De CV 7.500%, 9/28/2015(d)(e)	$8,195,000	$491,700
Urbi Desarrollos Urbanos SA de CV 8.500%, 4/19/2016(d)(e)	8,014,000	321,361

TOTAL CORPORATE BONDS (Cost $3,334,911)		$813,061

REPURCHASE AGREEMENTS – 14.31%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/15), due 10/01/15, 0.00% [Collateralized by $26,080,000 US Treasury Note, 1.75%, 09/30/22, (Market Value $25,982,200)] (proceeds $25,472,745)	$25,472,745	$25,472,745
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/15), due 10/01/15, 0.00% [Collateralized by $112,345,000 US Treasury Note, 2.125%, 08/15/21, (Market Value $115,928,946)] (proceeds $113,566,837)	113,566,837	113,566,837

TOTAL REPURCHASE AGREEMENTS (Cost $139,039,582)		$139,039,582

Total Investments (Cost $1,037,122,386) – 99.93%		$971,151,369
Other Assets in Excess of Liabilities – 0.07%		691,391

TOTAL NET ASSETS – 100.00%		$971,842,760

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

GDR Global Depositary Receipt

(a)	Non-income producing security.
(b)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $172,480 or 0.02% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV, are classified as Level 2 securities. Urbi Desarrollos Urbanos SA de CV is considered a Level 3 security. See Note 2 in the Notes to Financial Statements.
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market value of this security totals $34,387 which represents 0.00% of the Fund’s total net assets.
(d)	In default.
(e)	These securities have limited liquidity and represent $951,154 or 0.10% of the Fund’s net assets and, with the exception of Urbi Desarrollos Urbanos SA de CV, are classified as Level 2 securities. Urbi Desarrollos Urbanos SA de CV is classified as a Level 3 security. See Note 2 of the Notes to Financial Statements.
(f)	Affiliated issuer. See Note 8 in the Notes to Schedule of Investments.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2015 (Unaudited)

COMMON STOCKS
Aerospace & Defense	2.17%
Auto Components	1.71%
Banks	3.19%
Beverages	2.61%
Chemicals	0.49%
Commercial Services & Supplies	2.63%
Communications Equipment	1.92%
Construction & Engineering	3.78%
Construction Materials	6.08%
Distributors	2.68%
Diversified Telecommunication Services	2.88%
Electric Utilities	4.30%
Electrical Equipment	0.89%
Electronic Equipment, Instruments & Components	1.63%
Food & Staples Retailing	4.30%
Food Products	4.34%
Gas Utilities	2.02%
Health Care Equipment & Supplies	0.98%
Health Care Providers & Services	0.64%
Household Durables	4.58%
Household Products	1.97%
Industrial Conglomerates	0.04%
Insurance	0.64%
Machinery	2.16%
Marine	0.60%
Media	2.31%
Metals & Mining	0.77%
Multiline Retail	2.13%
Multi-Utilities	1.00%
Paper & Forest Products	1.95%
Personal Products	0.81%
Pharmaceuticals	1.88%
Real Estate Management & Development	2.04%
Semiconductors & Semiconductor Equipment	1.93%
Software	1.46%
Specialty Retail	1.71%
Technology Hardware, Storage & Peripherals	0.82%
Textiles, Apparel & Luxury Goods	1.59%
Water Utilities	1.14%
Wireless Telecommunication Services	0.84%

TOTAL COMMON STOCKS	81.61%

PREFERRED STOCKS
Electric Utilities	0.88%

TOTAL PREFERRED STOCKS	0.88%

REAL ESTATE INVESTMENT TRUSTS	3.05%

The accompanying notes are an integral part of these Schedule of Investments.

Brandes International Small Cap Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2015 (Unaudited) (continued)

CORPORATE BONDS
Household Durables	0.08%

TOTAL CORPORATE BONDS	0.08%

REPURCHASE AGREEMENTS	14.31%

TOTAL INVESTMENTS	99.93%
Other Assets in Excess of Liabilities	0.07%

TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS),which was developed by and or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2015

	Principal Amount/Shares	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 1.44%
Federal National Mortgage Association – 0.98%
Pool MA0918, 4.000%, 12/1/2041	$525,248	$561,974
Pool 934124, 5.500%, 7/1/2038	85,990	95,911
Pool 254631, 5.000%, 2/1/2018	88,632	92,073
Pool 634757, 5.500%, 3/1/2017	1,259	1,287

		751,245

Federal Home Loan Mortgage Corporation – 0.46%
Pool G0-6018, 6.500%, 4/1/2039	58,130	66,743
Pool A9-3505, 4.500%, 8/1/2040	258,833	280,710

		347,453

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $1,035,158)		$1,098,698

OTHER MORTGAGE RELATED SECURITIES – 0.28%
Collateralized Mortgage Obligations – 0.01%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, 6.029%, 10/25/2036(c)	$3,208	$3,117

Near Prime Mortgage – 0.27%
Bear Stearns Alt-A Trust Series 2004-11, 0.874%, 11/25/2034	210,298	205,793

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $193,632)		$208,910

US GOVERNMENTS – 63.35%
Sovereign – 63.35%
United States Treasury Bond 4.750%, 2/15/2037	$475,000	$644,083
United States Treasury Note
4.500%, 2/15/2016	2,865,000	2,911,556
3.375%, 11/15/2019	18,385,000	19,969,272
2.375%, 8/15/2024	150,000	154,492
2.000%, 11/15/2021	17,321,000	17,675,544
2.000%, 2/15/2023	6,765,000	6,854,318

TOTAL US GOVERNMENTS (Cost $47,317,990)		$48,209,265

PREFERRED STOCKS – 1.61%
Consumer Finance – 0.27%
Ally Financial, Inc., 6.125%	7,800	$202,254

Technology Hardware – 1.34%
Pitney Bowes International Holdings, Inc., 8.500%(a)	960	1,020,000

TOTAL PREFERRED STOCKS (Cost $1,193,351)		$1,222,254

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 1.57%
Equipment – 0.05%
Continental Airlines 2007-1 Class A Pass Through Trust Series 2007-1, 5.983%, 10/19/2023	$32,340	$35,736

Student Loan – 1.52%
SLM Private Credit Student Loan Trust
Series 2004-B, 0.767%, 9/15/2033	300,000	264,722
Series 2005-A, 0.647%, 12/15/2038	400,000	341,170
Series 2006-A, 0.627%, 6/15/2039	275,000	247,510
Series 2007-A, 0.577%, 12/15/2041	350,000	306,082

		1,159,484

TOTAL ASSET BACKED SECURITIES (Cost $1,161,697)		$1,195,220

CONVERTIBLE BONDS – 0.79%
Metals & Mining – 0.79%
Royal Gold, Inc. 2.875%, 6/15/2019	$625,000	$602,344

TOTAL CONVERTIBLE BONDS (Cost $623,012)		$602,344

CORPORATE BONDS – 27.98%
Automobiles – 0.84%
Chrysler Group LLC 8.250%, 6/15/2021	$605,000	$642,026

Banks – 1.77%
Citigroup, Inc. 6.125%, 11/21/2017	885,000	964,692
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	253,227
First Horizon National Corp. 5.375%, 12/15/2015	130,000	131,118

		1,349,037

Banks & Thrifts – 2.85%
JP Morgan Chase & Co. 7.900%, 4/29/2049	1,585,000	1,646,419
The Goldman Sachs Group, Inc. 7.500%, 2/15/2019	445,000	520,117

		2,166,536

Building Materials – 2.11%
Masco Corp. 6.125%, 10/3/2016	705,000	731,452
Mohawk Industries, Inc. 6.125%, 1/15/2016	628,000	636,376

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
USG Corp. 6.300%, 11/15/2016	$230,000	$237,475

		1,605,303

Building Products – 0.01%
Owens Corning 6.500%, 12/1/2016	5,000	5,336

Commercial Services & Supplies – 0.92%
The ADT Corp. 3.500%, 7/15/2022	640,000	566,400
4.125%, 6/15/2023	150,000	135,000

		701,400

Diversified Financial Services – 1.03%
Bank of America Corp. 3.750%, 7/12/2016	395,000	402,870
Voya Financial, Inc. 5.500%, 7/15/2022	335,000	381,557

		784,427

Electric Utilities – 5.01%
Arizona Public Service Co. 8.750%, 3/1/2019	340,000	413,191
Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	211,338
Series 104, 5.950%, 8/15/2016	50,000	52,165
DPL, Inc. 7.250%, 10/15/2021	455,000	452,725
EDP Finance BV 4.900%, 10/1/2019(a)	400,000	416,200
FirstEnergy Corp. 7.375%, 11/15/2031	1,165,000	1,406,019
Israel Electric Corporation Ltd. 7.250%, 1/15/2019(a)	420,000	473,025
Oncor Electric Delivery Co. LLC 7.000%, 9/1/2022	315,000	388,434

		3,813,097

Energy – 0.27%
Valero Energy Corp. 9.375%, 3/15/2019	170,000	207,327

Food & Staples Retailing – 0.49%
Tesco Plc 5.500%, 11/15/2017(a)	350,000	371,461

Food, Beverage & Tobacco – 0.36%
Tyson Foods, Inc. 6.600%, 4/1/2016	270,000	277,410

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
Forest Products & Paper – 0.64%
Sappi Papier Holding GmbH 6.625%, 4/15/2021(a)	$485,000	$490,456

Health Care Providers & Services – 0.65%
Laboratory Corp. of America Holdings 3.750%, 8/23/2022	165,000	167,528
Tenet Healthcare Corp. 8.000%, 8/1/2020	315,000	325,237

		492,765

Homebuilders – 0.26%
Centex Corp. 6.500%, 5/1/2016	130,000	132,925
Urbi Desarrollos Urbanos SA 9.500%, 1/21/2020(a)(b)(c)	1,640,000	65,764

		198,689

Independent Power and Renewable Electricity Producers – 0.34%
PPL Energy Supply LLC 6.500%, 5/1/2018	255,000	258,825

Insurance – 1.70%
American International Group, Inc. 6.400%, 12/15/2020	800,000	948,227
CNA Financial Corp. 7.350%, 11/15/2019	160,000	189,465
5.875%, 8/15/2020	135,000	153,554

		1,291,246

Media – 0.40%
McGraw Hill Financial, Inc. 5.900%, 11/15/2017	280,000	300,822

Metals & Mining – 1.99%
ArcelorMittal SA 6.250%, 3/1/2021	435,000	392,313
Thompson Creek Metals Co., Inc. 9.750%, 12/1/2017	1,205,000	1,120,650

		1,512,963

Oil, Gas & Consumable Fuels – 5.35%
Anadarko Petroleum Corp. 5.950%, 9/15/2016	435,000	452,061
BP Capital Markets Plc 3.506%, 3/17/2025	385,000	380,495
Chesapeake Energy Corp. 6.625%, 8/15/2020	1,380,000	1,025,506
Cloud Peak Energy, Inc. 6.375%, 3/15/2024(c)	545,000	299,750
Exxon Mobil Corp. 2.397%, 3/6/2022	480,000	478,395

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
Kinder Morgan, Inc. 4.300%, 6/1/2025	$904,000	$812,107
7.000%, 6/15/2017	195,000	207,877
Range Resources Corp. 5.000%, 3/15/2023	470,000	415,656

		4,071,847

Pharmaceuticals – 0.23%
Valeant Pharmaceuticals International 6.750%, 8/15/2018(a)	175,000	178,063

Retail – 0.44%
Marks & Spencer Plc 7.125%, 12/1/2037(a)	285,000	331,256

Telecommunications – 0.32%
Telecom Italia Capital SA 6.999%, 6/4/2018	85,000	91,800
Telefonica Emisiones SAU 5.462%, 2/16/2021	135,000	150,844

		242,644

TOTAL CORPORATE BONDS (Cost $21,591,880)		$21,292,936

REPURCHASE AGREEMENTS – 2.70%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/15), due 10/01/15, 0.00% [Collateralized by $2,105,000 US Treasury Note, 1,75%, 09/30/22, (Market Value $2,097,106)] (proceeds $2,052,495).	$2,052,495	$2,052,495

TOTAL REPURCHASE AGREEMENTS (Cost $2,052,495)		$2,052,495

Total Investments (Cost $75,169,215) – 99.72%		$75,882,122
Other Assets in Excess of Liabilities – 0.28%		214,114

TOTAL NET ASSETS – 100.00%		$76,096,236

Percentages are stated as a percent of net assets.

(a)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $3,346,225 which represents 4.40% of total net assets.
(b)	In default.
(c)	These securities have limited liquidity and represent $368,631 or 0.48% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. The classifications are not covered by the Report of Independent Registered Public Accounting Firm.

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2015

	Principal Amount/Shares	Value
OTHER MORTGAGE RELATED SECURITIES – 0.01%
Sub-Prime Mortgages – 0.01%
Structured Asset Investment Loan Trust
Series A3, 0.954%, 7/25/2035	$2,316	$2,313

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $2,177)		$2,313

US GOVERNMENTS – 36.05%
Sovereign – 36.05%
United States Treasury Note
4.500%, 2/15/2016	$1,370,000	$1,392,263
3.375%, 11/15/2019	4,920,000	5,343,966
2.000%, 11/15/2021	1,990,000	2,030,733
2.000%, 2/15/2023	1,800,000	1,823,766

TOTAL US GOVERNMENTS (Cost $10,420,922)		$10,590,728

PREFERRED STOCKS – 3.23%
Consumer Finance – 1.04%
Ally Financial, Inc., 8.500%	11,800	$305,974

Technology Hardware – 2.19%
Pitney Bowes International Holdings, Inc., 6.125%(a)	605	642,813

TOTAL PREFERRED STOCKS (Cost $915,709)		$948,787

ASSET BACKED SECURITIES – 1.20%
Equipment – 0.31%
Continental Airlines 2007-1 Class A Pass Through Trust Series 2007-1, 5.983%, 10/19/2023	$80,851	$89,340

Student Loan – 0.89%
SLM Private Credit Student Loan Trust Series 2007-A, 0.577%, 12/15/2041	300,000	262,356

TOTAL ASSET BACKED SECURITIES (Cost $305,369)		$351,696

CONVERTIBLE BONDS – 1.20%
Metals & Mining – 1.20%
Royal Gold, Inc. 2.875%, 6/15/2019	$365,000	$351,769

TOTAL CONVERTIBLE BONDS (Cost $364,912)		$351,769

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value

CORPORATE BONDS – 54.52%
Automobiles – 1.34%
Chrysler Group LLC
8.250%, 6/15/2021	$370,000	$392,644

Banks – 2.96%
Citigroup, Inc.
6.125%, 11/21/2017	500,000	545,023
Fifth Third Bancorp
8.250%, 3/1/2038	65,000	94,056
First Horizon National Corp.
5.375%, 12/15/2015	230,000	231,978

		871,057

Banks & Thrifts – 6.27%
JP Morgan Chase & Co.
7.900%, Perpetual	1,140,000	1,184,175
The Goldman Sachs Group, Inc.
7.500%, 2/15/2019	320,000	374,017
USB Capital IX
3.500%, Perpetual	350,000	284,812

		1,843,004

Building Materials – 4.43%
Masco Corp.
6.125%, 10/3/2016	720,000	747,014
Mohawk Industries, Inc.
6.125%, 1/15/2016	398,000	403,309
Owens Corning
6.500%, 12/1/2016	6,000	6,403
USG Corp.
6.300%, 11/15/2016	140,000	144,550

		1,301,276

Commercial Services & Supplies – 1.34%
The ADT Corp.
3.500%, 7/15/2022	445,000	393,825

Computers & Peripherals – 2.47%
Apple, Inc.
2.400%, 5/3/2023	750,000	726,888

Diversified Financial Services – 3.08%
Bank of America Corp.
3.750%, 7/12/2016	490,000	499,763
Voya Financial, Inc.
5.500%, 7/15/2022	355,000	404,337

		904,100

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
Electric Utilities – 7.39%
Arizona Public Service Co.
8.750%, 3/1/2019	$435,000	$528,642
Commonwealth Edison Co.
Series 104, 5.950%, 8/15/2016	110,000	114,764
DPL, Inc.
7.250%, 10/15/2021	355,000	353,225
FirstEnergy Corp.
7.375%, 11/15/2031	380,000	458,616
Israel Electric Corporation Ltd.
7.250%, 1/15/2019(a)	505,000	568,756
Oncor Electric Delivery Co. LLC
7.000%, 9/1/2022	120,000	147,975

		2,171,978

Energy – 0.85%
Valero Energy Corp.
9.375%, 3/15/2019	205,000	250,011

Food & Staples Retailing – 0.81%
Tesco Plc
5.500%, 11/15/2017(a)	225,000	238,797

Food, Beverage & Tobacco – 0.70%
Tyson Foods, Inc.
6.600%, 4/1/2016	200,000	205,489

Forest Products & Paper – 1.19%
Sappi Papier Holding GmbH
6.625%, 4/15/2021(a)	345,000	348,881

Health Care Providers & Services – 1.55%
Laboratory Corp. of America Holdings
3.750%, 8/23/2022	240,000	243,677
Tenet Healthcare Corp.
8.000%, 8/1/2020	205,000	211,662

		455,339

Homebuilders – 0.71%
Centex Corp.
6.500%, 5/1/2016	155,000	158,487
Urbi Desarrollos Urbanos SA
9.500%, 1/21/2020(a)(b)(c)	1,225,000	49,123

		207,610

Independent Power & Renewable Electricity Producers – 0.76%
PPL Energy Supply LLC
6.500%, 5/1/2018	220,000	223,300

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
Insurance – 3.37%
American International Group, Inc.
6.400%, 12/15/2020	$485,000	$574,863
CNA Financial Corp.
7.350%, 11/15/2019	125,000	148,019
5.875%, 8/15/2020	235,000	267,298

		990,180

Media – 0.97%
McGraw Hill Financial, Inc. 5.900%, 11/15/2017	265,000	284,707

Metals & Mining – 3.19%
ArcelorMittal SA 6.250%, 3/1/2021	280,000	252,524
Thompson Creek Metals Co., Inc. 9.750%, 12/1/2017	735,000	683,550

		936,074

Oil, Gas & Consumable Fuels – 9.61%
Anadarko Petroleum Corp. 5.950%, 9/15/2016	510,000	530,002
BP Capital Markets Plc 3.506%, 3/17/2025	265,000	261,899
Chesapeake Energy Corp. 6.625%, 8/15/2020	895,000	665,093
Cloud Peak Energy, Inc. 6.375%, 3/15/2024(c)	375,000	206,250
Exxon Mobil Corp. 2.397%, 3/6/2022	285,000	284,047
Kinder Morgan, Inc. 4.300%, 6/1/2025	353,000	317,117
7.000%, 6/15/2017	270,000	287,830
Range Resource Corp. 5.000%, 3/15/2023	305,000	269,734

		2,821,972

Pharmaceuticals – 0.71%
Valeant Pharmaceuticals International 6.750%, 8/15/2018(a)	205,000	208,587

Telecommunications – 0.82%
Telecom Italia Capital SA 6.999%, 6/4/2018	140,000	151,200
Telefonica Emisiones SAU 5.462%, 2/16/2021	80,000	89,389

		240,589

TOTAL CORPORATE BONDS (Cost $16,589,743)		$16,016,308

The accompanying notes are an integral part of these Schedule of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value

REPURCHASE AGREEMENTS – 3.45%
State Street Bank and Trust Repurchase Agreement, Dated (09/30/15), due 10/01/15, 0.00% [Collateralized by $1,040,000 US Treasury Note, 1.75%, 09/30/22, (Market Value $1,036,100)] (proceeds $1,013,791).	$1,013,791	$1,013,791

TOTAL REPURCHASE AGREEMENTS (Cost $1,013,791)		$1,013,791

Total Investments (Cost $29,612,623) – 99.66%		$29,275,392
Other Assets in Excess of Liabilities – 0.34%		100,485

TOTAL NET ASSETS – 100.00%		$29,375,877

Percentages are stated as a percent of net assets.

(a)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $2,056,957 which represents 7.00% of total net assets.
(b)	In default.
(c)	Security has limited liquidity and represents $255,373 or 0.87% of the Fund’s net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. The classifications are not covered by the Report of Independent Registered Public Accounting Firm.

The accompanying notes are an integral part of these Schedule of Investments.

(This Page Intentionally Left Blank.)

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2015

	Brandes International Equity Fund	Brandes Global Equity Fund
ASSETS
Investment in securities, at value(1)
Unaffiliated issuers	$580,436,441	$50,534,114
Affiliated issuers	—	—
Cash	—	5,023
Foreign Currency(1)	216,701	18,248
Receivables:
Securities sold	—	—
Fund shares sold	8,059,288	151,349
Dividends and interest	2,544,064	129,188
Foreign currency spot trade	—	—
Tax reclaims	386,685	15,437
Due from Advisor	—	—
Prepaid expenses and other assets	32,370	21,309

Total Assets	591,675,549	50,874,668

LIABILITIES
Payables:
Securities purchased	—	15,367
Fund shares redeemed	1,421,381	239,855
Due to Advisor	379,846	10,600
12b-1 Fee	10,294	1,889
Trustee Fees	15,431	15,428
Dividends payable	135,273	2,457
Foreign tax witholding	214,636	9,764
Foreign currency spot trade payable	—	—
Accrued expenses	205,594	75,314

Total Liabilities	2,382,455	370,674

NET ASSETS	$589,293,094	$50,503,994

COMPONENTS OF NET ASSETS
Paid-in capital	$757,801,119	$48,901,117
Undistributed net investment income (loss)	46,560	(16.286)
Accumulated net realized gain (loss) on investments and foreign currency	(56,836,402)	2,618,380
Net unrealized appreciation (depreciation) on:
Investments	(111,664,424)	(996,663)
Foreign currency	(53,759)	(2,554)

Total Net Assets	$589,293,094	$50,503,994

Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$13,079,479	$1,809,021
Shares outstanding (unlimited shares authorized without par value)	877,936	82,782
Offering and redemption price	$14.90	$21.85

Maximum offering price per share*	$15.81	$23.19

Class C Shares
Net Assets	$12,038,062	$2,422,023
Shares outstanding (unlimited shares authorized without par value)	813,957	111,484
Offering and redemption price	$14.79	$21.73

Class E Shares
Net Assets	$1,680,610	$233,202
Shares outstanding (unlimited shares authorized without par value)	112,895	10,821
Offering and redemption price	$14.89	$21.55

Class I Shares
Net Assets	$562,494,943	$46,039,748
Shares outstanding (unlimited shares authorized without par value)	37,690,311	2,097,118
Offering and redemption price	$14.92	$21.95

(1) Cost of:
Investments in securities
Unaffiliated issuers	$692,100,874	$51,530,768
Affiliated issuers	—	—
Foreign currency	216,692	18,257

*	Includes a sales load of 5.75% for the International, Global, Global Equity Income, Global Opportunities Value, Emerging Markets Value, and International Small Cap Funds and 3.75% for the Core Plus Fixed Income and Credit Focus Yield Funds. (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — September 30, 2015 (continued)

Brandes Global Income Fund	Brandes Global Opportunities Fund	Brandes Emerging Markets Fund	Brandes International Small Cap Equity Fund	Brandes Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund

$638,686	$3,367,359	$1,012,194,600	$944,184,292	$75,882,122	$29,275,392
—	—	—	26,967,077	—	—
—	—	21,861,191	833,993	1,528	—
271	1,076	516,488	168,940	—	—

—	28,070	191,501	2,050,211	—	102,792
—	—	10,229,310	3,949,070	77,154	—
2,216	6,469	2,228,397	1,837,392	766,943	346,618
14	—	—	3,647	—	—
65	1,808	28,811	214,174	—	—
21,603	22,798	—	—	56	2,783
10,162	16,921	72,515	34,954	12,816	10,857

673,017	3,444,501	1,047,322,813	980,243,750	76,740,619	29,738,442

1,656	32,308	—	5,736,427	478,997	284,405
—	—	5,633,114	1,466,430	71,997	25
—	—	647,249	720,846	—	—
1	59	71,624	25,609	512	562
15,867	15,867	15,426	15,426	15,431	15,428
114	227	1,291,366	14,763	2,785	2,090
163	488	62,143	141,558	—	—
—	146	—	—	—	—
50,555	53,724	461,427	279,931	74,661	60,055

68,356	102,819	8,182,349	8,400,990	644,383	362,565

$604,661	$3,341,682	$1,039,140,464	$971,842,760	$76,096,236	$29,375,877

$634,828	$3,691,978	$1,587,458,534	$1,024,091,006	$75,383,028	$29,385,881
429	6,305	(4,339,531)	2,455,405	—	(7,999)
9,317	61,636	(35,812,784)	11.290,887	300	335,227

(39,828)	(418,143)	(508,148,804)	(65,981,218)	712,908	(337,232)
(85)	(94)	(16,951)	(13,320)	—	—

$604,661	$3,341,682	$1,039,140,464	$971,842,760	$76,096,236	$29,375,877

$92	$291,264	$295,582,106	$79,078,641	$2,113,244	$2,051,834
10	31,133	47,723,995	6,288,497	231,230	204,796
$9.62	$9.36	$6.19	$12.58	$9.14	$10.02

$10.21	$9.93	$6.57	$13.34	$9.50	$10.41

$97	$26,428	$18,388,829	$15,204,552	N/A	N/A
10	2,832	2,989,102	1,224,041	—	—
$9.60	$9.33	$6.15	$12.42	N/A	N/A

N/A	N/A	N/A	N/A	$1,892,760	N/A
—	—	—	—	205,289	—
N/A	N/A	N/A	N/A	$9.22	N/A

$604,472	$3,023,990	$725,169,529	$877,559,567	$72,090,232	$27,324,043
63,154	324,248	116,722,638	69,592,101	7,839,758	2,727,824
$9.57	$9.33	$6.21	$12.61	$9.20	$10.02

$678,513	$3,785,504	$1,520,346,493	$998,115,089	$75,169,215	$29,612,623
—	—		39,007,297
271	1,075	513,400	179,141	—	—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2015

	Brandes International Equity Fund	Brandes Global Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$19,502,095	$1,473,748
Affiliated issuers	—	—
Less: foreign taxes withheld	(2,121,553)	(121,499)
Interest income	817	—
Less: Foreign taxes withheld	—	—
Income from securities lending	178,073	15,793
Miscellaneous Income	—	—

Total Income	17,559,432	1,368,042

Expenses (Note 3)
Advisory fees (Note 3)	4,525,591	420,809
Custody fees	117,310	8,576
Administration fees (Note 3)	135,374	13,993
Insurance expense	15,613	1,518
Legal fees	10,985	10,940
Printing fees	36,116	4,940
Miscellaneous	40,893	8,027
Registration expense	90,877	61,682
Trustee fees	47,028	47,028
Transfer agent fees	125,116	64,653
12b-1 Fees – Class A	29,981	5,181
12b-1 Fees – Class C	66,909	14,917
Shareholder Service Fees – Class C	22,303	4,972
Shareholder Service Fees – Class E	7,467	—
Sub-Transfer Agency Fees – Class I	270,899	24,141
Accounting fees	76,072	68,231
Auditing fees	42,254	36,701
Organizational costs	—	—
Other expenses	3,930	100

Total expenses	5,664,718	796,409
Expense recoupment (reimbursement / waiver)	106,474	(244,583)

Total expenses net of recoupment / reimbursement / waiver	5,771,192	551,826

Net investment income	11,788,240	816,216

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	30,830,886	2,652,631
Less: Foreign taxes withheld	—	—
Foreign currency transactions	(339,603)	(6,526)

Net realized gain (loss)	30,491,283	2,646,105

Net change in unrealized appreciation (depreciation) on:
Investments	(102,057,414)	(7,122,486)
Foreign currency translation	(59,332)	(334)

Net unrealized depreciation	(102,116,746)	(7,122,820)

Net realized and unrealized loss on investments and foreign currency transactions	(71,625,463)	(4,476,715)

Net Increase (Decrease) in net assets resulting from operations	$(59,837,223)	$(3,660,499)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF OPERATIONS — For the Year Ended September 30, 2015 (continued)

Brandes Global Equity Income Fund*	Brandes Global Opportunities Value Fund*	Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund

$20,070	$62,294	$37,501,826	$14,481,421	$53,172	$52,484
—	—	—	168,961	—	—
(1,499)	(7,091)	(3,740,592)	(1,405,400)	—	—
—	—	22,422	5,602	1,723,695	899,234
—	—	(3,365)	(1,153)	—	—
—	—	108,069	61,772	—	—
—	—	2,368	—	—	—

18,571	55,203	33,890,728	13,311,203	1,776,867	951,718

3,806	19,414	11,784,604	7,289,083	224,985	147,379
2,385	4,089	774,964	118,263	9,707	5,543
534	1,062	302,013	183,551	15,611	7,261
84	84	38,469	15,842	1,454	979
7,830	7,830	10,979	10,979	10,952	10,964
1,870	2,243	231,014	75,820	7,031	2,586
1,895	1,894	93,754	53,749	5,729	2,763
6,771	42,159	168,457	104,298	50,918	37,986
35,139	35,139	47,022	47,028	47,028	47,028
33,849	33,915	579,114	173,922	51,219	32,370
—	219	686,642	152,863	5,632	5,164
—	4	172,486	104,563	N/A	N/A
—	1	57,496	34,854	N/A	N/A
N/A	N/A	N/A	N/A	4,843	N/A
238	978	471,415	346,092	30,046	—
41,193	44,922	76,253	76,098	60,451	49,004
32,148	32,865	44,297	42,176	34,426	32,580
12,012	12,012	—	—	—	—
—	—	—	—	—	—

179,754	238,830	15,538,979	8,829,181	560,032	381,607
(174,992)	(215,095)	(728,917)	273,277	(230,245)	(170,112)

4,762	23,735	14,810,062	9,102,458	329,787	211,495

13,809	31,468	19,080,666	4,208,745	1,447,080	740,223

9,317	67,349	(32,790,342)	24,999,603	57,956	(17,869)
—	—	(1,079,832)	(362,881)	—	—
(882)	(3,635)	(1,133,847)	(237,021)	—	—

8,435	63,714	(35,004,021)	24,399,701	57,956	(17,869)

(39,828)	(418,143)	(468,102,778)	(60,332,960)	(459,241)	(583,671)
(85)	(94)	(39,521)	8,916	—	—

(39,913)	(418,237)	(468,142,299)	(60,324,044)	(459,241)	(583,671)

(31,478)	(354,523)	(503,146,320)	(35,924,343)	(401,285)	(601,540)

$(17,669)	$(323,055)	$(484,065,654)	$(31,715,598)	$1,045,795	$138,683

*	For the period ended September 30, 2015. Commenced operations on December 31, 2014.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$11,788,240	$10,413,305	$816,216	$878,721
Net realized gain (loss) on:
Investments	30,830,886	33,848,011	2,652,631	3,316,811
Foreign currency transactions	(339,603)	18,836	(6,526)	(4,421)
Net unrealized appreciation (depreciation) on:
Investments	(102,057,414)	(23,231,886)	(7,122,486)	80,193
Foreign currency translation	(59,332)	(98,917)	(334)	(2,210)

Net increase (decrease) in net assets resulting from operations	(59,837,223)	20,949,349	(3,660,499)	4,269,094

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(252,436)	(137,511)	(27,075)	(17,182)
Class C	(147,039)	(47,135)	(17,646)	(8,383)
Class E	(32,004)	(582,874)	(4,102)	(5,218)
Class I	(11,055,569)	(10,124,412)	(755,709)	(847,446)
From net realized gains
Class A	—	—	(138,191)	(10,640)
Class C	—	—	(95,408)	(7,095)
Class E	—	—	(17,354)	(7,646)
Class I	—	—	(3,049,426)	(1,246,167)

Decrease in net assets from distributions	(11,487,048)	(10,891,932)	(4,104,911)	(2,149,777)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	297,808,360	245,338,668	17,889,572	9,757,277
Net asset value of shares issued on reinvestment of distributions	10,943,349	10,383,944	4,042,087	2,123,060
Cost of shares redeemed	(195,676,939)	(145,407,840)	(12,125,187)	(5,488,100)

Net increase in net assets from capital share transactions	113,074,770	110,314,772	9,806,472	6,392,237

Total increase in net assets	41,750,499	120,372,189	2,041,062	8,511,554

NET ASSETS
Beginning of the Period	547,542,595	427,170,406	48,462,932	39,951,378

End of the Period	$589,293,094	$547,542,595	$50,503,994	$48,462,932

Undistributed net investment income (loss)	$46,560	$84,975	$(16,286)	$(21,443)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes Global Equity Income Fund	Brandes Global Opportunities Value Fund	Brandes Emerging Markets Value Fund
	Period Ended September 30, 2015*	Period Ended September 30, 2015*	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$13,809	$31,468	$19,080,666	$10,785,266
Net realized gain (loss) on:
Investments	9,317	67,349	(33,870,174)	35,538,876
Foreign currency transactions	(882)	(3,635)	(1,133,847)	(827,023)
Net unrealized appreciation (depreciation) on:
Investments	(39,828)	(418,143)	(468,102,778)	(29,506,075)
Foreign currency translation	(85)	(94)	(39,521)	18,722

Net increase (decrease) in net assets resulting from operations	(17,669)	(323,055)	(484,065,654)	16,009,766

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(1)	(1,909)	(5,101,168)	(2,615,745)
Class C	(1)	(90)	(239,742)	(64,361)
Class E	N/A	N/A	N/A	N/A
Class I	(12,859)	(25,605)	(16,727,079)	(8,867,606)
From net realized gains
Class A	—	—	(6,331,579)	(3,436,586)
Class C	—	—	(637,122)	(192,219)
Class E	N/A	N/A	N/A	N/A
Class I	—	—	(29,027,390)	(8,404,316)

Decrease in net assets from distributions	(12,861)	(27,604)	(58,064,080)	(23,580,833)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	622,809	3,665,181	972,112,934	1,315,778,422
Net asset value of shares issued on reinvestment of distributions	12,382	27,160	48,481,410	19,941,158
Cost of shares redeemed	—	—	(875,791,522)	(316,393,013)

Net increase in net assets from capital share transactions	635,191	3,692,341	144,802,822	1,019,326,567

Total increase (decrease) in net assets	604,661	3,341,682	(397,326,912)	1,011,755,500

NET ASSETS
Beginning of the Period	—	—	1,436,467,376	424,711,876

End of the Period	$604,661	$3,341,682	$1,039,140,464	$1,436,467,376

Undistributed net investment income (loss)	$429	$6,305	$(4,339,531)	$(1,366,917)

*	Commenced operations on December 31, 2014.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes International Small Cap Equity Fund		Brandes Core Plus Fixed Income Fund		Brandes Credit Focus Yield Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,208,745	$2,090,106	$1,447,080	$1,070,771	$740,223	$680,279
Net realized gain (loss) on:
Investments	24,636,722	22,025,942	57,956	268,032	(17,869)	(31,479)
Foreign currency transactions	(237,021)	(280,836)	—	—	—	—
Net unrealized appreciation (depreciation) on:
Investments	(60,332,960)	(22,197,417)	(459,241)	21,514	(583,671)	324,614
Foreign currency translation	8,916	(24,270)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(31,715,598)	1,613,525	1,045,795	1,360,317	138,683	973,414

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(701,245)	(1,329,555)	(47,510)	(106,126)	(47,030)	(80,806)
Class C	(141,085)	(76,478)	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(40,927)	(42,889)	N/A	N/A
Class I	(9,854,648)	(4,409,777)	(1,406,481)	(908,581)	(708,709)	(596,498)
From net realized gains
Class A	(1,474,067)	(2,789,921)	(11,199)	(2,526)	(1,320)	(5,066)
Class C	(411,606)	(158,354)	N/A	N/A	N/A	N/A
Class E	N/A	N/A	(9,854)	(2,065)	N/A	N/A
Class I	(17,794,096)	(6,063,124)	(268,927)	(45,217)	(17,275)	(30,148)

Decrease in net assets from distributions	(30,376,747)	(14,827,209)	(1,784,898)	(1,107,404)	(774,334)	(712,518)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	676,989,096	627,248,875	42,844,221	32,926,424	535,825	2,818,032
Net asset value of shares issued on reinvestment of distributions	29,204,882	13,074,103	1,757,928	1,090,276	754,855	712,460
Cost of shares redeemed	(302,592,645)	(110,973,357)	(15,036,102)	(19,281,897)	(335,206)	(4,162,393)

Net increase (decrease) in net assets from capital share transactions	403,601,333	529,349,621	29,566,047	14,734,803	955,474	(631,901)

Total increase (decrease) in net assets	341,508,988	516,135,937	28,826,944	14,987,716	319,823	(371,005)

NET ASSETS
Beginning of the Period	630,333,772	114,197,835	47,269,292	32,281,576	29,056,054	29,427,058

End of the Period	$971,842,760	$630,333,772	$76,096,236	$47,269,292	$29,375,877	$29,056,053

Undistributed net investment income (loss)	$2,455,405	$(3,988,261)	$—	$23,698	$(7,999)	$(1,999)

The accompanying notes to financial statements are an integral part of this statement.

(This Page Intentionally Left Blank.)

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Equity Fund
Class A(8)
9/30/2015	$16.58	0.35	(1.73)	(1.38)	(0.30)	—
9/30/2014	$16.03	0.33	0.56	0.89	(0.34)	—
9/30/2013	$13.50	0.34	3.02	3.36	(0.83)	—
9/30/2012	$13.00	0.38	0.76	1.14	(0.64)	—
1/31/2011(3) – 9/30/2011	$15.74	0.26	(3.00)	(2.74)	—	—
Class C
9/30/2015	$16.48	0.24	(1.73)	(1.49)	(0.20)	—
9/30/2014	$15.98	0.20	0.55	0.75	(0.25)	—
1/31/2013(3) – 9/30/2013	$14.30	0.15	1.84	1.99	(0.31)	—
Class E
9/30/2015	$16.56	0.18	(1.58)	(1.40)	(0.27)	—
9/30/2014	$16.01	0.33	0.54	0.87	(0.32)	—
9/30/2013	$13.48	0.33	3.03	3.36	(0.84)	—
9/30/2012	$12.97	0.41	0.74	1.15	(0.64)	—
9/30/2011	$14.91	0.37	(1.96)	(1.59)	(0.35)	—
Class I
9/30/2015	$16.60	0.35	(1.70)	(1.35)	(0.33)	—
9/30/2014	$16.05	0.36	0.56	0.92	(0.37)	—
9/30/2013	$13.50	0.35	3.04	3.39	(0.84)	—
9/30/2012	$12.99	0.41	0.76	1.17	(0.66)	—
9/30/2011	$14.92	0.40	(1.98)	(1.58)	(0.35)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were know as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$14.90	(8.47)%		$13.1	1.18%		2.08%		1.18%		2.08%		27.50%
$16.58	5.47%		$9.0	1.19%		1.92%		1.18%		1.93%		39.53%
$16.03	26.06%		$0.7	1.23%		2.25%		1.31%		2.17%		19.43%
$13.50	8.94%		$—	1.40%		2.86%		1.45%		2.81%		13.47%
$13.00	(17.41	)%(1)	$—	1.30	%(2)	2.54	%(2)	1.30	%(2)	2.54	%(2)	4.99	%(1)

$14.79	(9.14)%		$12.0	1.93%		1.43%		1.93%		1.43%		27.50%
$16.48	4.64%		$4.3	1.93%		1.19%		1.93%		1.19%		39.53%
$15.98	14.17	%(7)	$0.1	1.95	%(2)	1.53	%(2)	1.97	%(2)	1.51	%(2)	19.43	%(1)

$14.89	(8.59)%		$1.7	1.18%		1.13%		1.18%		1.13%		27.50%
$16.56	5.38%		$12.3	1.19%		1.93%		1.18%		1.94%		39.53%
$16.01	26.15%		$22.0	1.22%		2.26%		1.23%		2.25%		19.43%
$13.48	9.05%		$6.6	1.18%		3.09%		1.23%		3.04%		13.47%
$12.97	(11.04)%		$4.4	1.32%		2.40%		1.32%		2.40%		4.99%

$14.92	(8.30)%		$562.5	1.00%		2.10%		0.98%		2.12%		27.50%
$16.60	5.61%		$521.9	1.00%		2.12%		0.99%		2.13%		39.53%
$16.05	26.43%		$404.4	1.03%		2.45%		1.15%		2.33%		19.43%
$13.50	9.09%		$352.7	1.16%		3.11%		1.21%		3.06%		13.47%
$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Fund
Class A(8)
9/30/2015	$25.43	0.27	(1.90)	(1.63)	(0.33)	(1.62)
9/30/2014	$24.20	0.43	2.00	2.43	(0.44)	(0.76)
9/30/2013	$20.27	0.38	4.80	5.18	(0.91)	(0.34)
9/30/2012	$19.19	0.43	2.22	2.65	(0.44)	(1.13)
1/31/2011(3) – 9/30/2011	$22.34	0.29	(3.44)	(3.15)	—	—
Class C
9/30/2015	$25.31	0.16	(1.92)	(1.76)	(0.20)	(1.62)
9/30/2014	$24.14	0.24	1.99	2.23	(0.30)	(0.76)
1/31/2013(3) – 9/30/2013	$21.21	0.15	3.12	3.27	(0.34)	—
Class E
9/30/2015	$25.16	0.32	(1.93)	(1.61)	(0.38)	(1.62)
9/30/2014	$24.00	0.43	1.99	2.42	(0.50)	(0.76)
9/30/2013	$20.17	0.37	4.77	5.14	(0.97)	(0.34)
9/30/2012	$19.13	0.44	2.20	2.64	(0.47)	(1.13)
9/30/2011	$21.73	0.51	(1.59)	(1.08)	(0.44)	(1.08)
Class I
9/30/2015	$25.52	0.39	(1.97)	(1.58)	(0.37)	(1.62)
9/30/2014	$24.26	0.50	2.00	2.50	(0.48)	(0.76)
9/30/2013	$20.33	0.43	4.81	5.24	(0.98)	(0.34)
9/30/2012	$19.22	0.49	2.22	2.71	(0.47)	(1.13)
9/30/2011	$21.76	0.51	(1.53)	(1.02)	(0.44)	(1.08)

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were know as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$21.85	(6.99)%		$1.8	1.25%		1.15%		1.66%		0.74%		25.06%
$25.43	10.18%		$1.2	1.25%		1.67%		1.71%		1.21%		30.33%
$24.20	26.81%		$0.3	1.25%		1.72%		1.97%		1.00%		24.37%
$20.27	14.38%		$0.1	1.25%		2.23%		2.00%		1.47%		18.00%
$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.74	%(2)	1.56	%(2)	23.94	%(1)

$21.73	(7.62)%		$2.4	2.00%		0.66%		2.42%		0.24%		25.06%
$25.31	9.34%		$1.1	2.00%		0.92%		2.46%		0.46%		30.33%
$24.14	15.50	%(7)	$0.1	2.00	%(2)	0.97	%(2)	2.71	%(2)	0.26	%(2)	24.37	%(1)

$21.55	(6.97)%		$0.3	1.25%		1.33%		1.42%		1.16%		25.06%
$25.16	10.20%		$0.3	1.25%		1.68%		1.48%		1.45%		30.33%
$24.00	26.80%		$0.2	1.25%		1.71%		1.76%		1.20%		24.37%
$20.17	14.35%		$0.2	1.25%		2.23%		1.69%		1.78%		18.00%
$19.13	(5.80)%		$0.2	1.25%		2.05%		1.69%		1.62%		23.94%

$21.95	(6.75)%		$46.0	1.00%		1.61%		1.47%		1.14%		25.06%
$25.52	10.46%		$45.9	1.00%		1.93%		1.53%		1.40%		30.33%
$24.26	27.12%		$39.4	1.00%		1.96%		1.75%		1.21%		24.37%
$20.33	14.67%		$30.1	1.00%		2.47%		1.68%		1.79%		18.00%
$19.22	(5.51)%		$36.4	1.00%		2.30%		1.44%		1.86%		23.94%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Income Fund
Class A
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.46)	(0.23)	(0.15)	—
Class C
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.52)	(0.29)	(0.11)	—
Class I
12/31/2014(3) – 9/30/2015	$10.00	0.23	(0.45)	(0.22)	(0.21)	—

Brandes Global Opportunities Value Fund
Class A
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.68)	(0.56)	(0.08)	—
Class C
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.75)	(0.63)	(0.04)	—
Class I
12/31/2014(3) – 9/30/2015	$10.00	0.12	(0.71)	(0.59)	(0.08)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on December 31, 2014.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)(7)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(2)(4)	Ratio of net investment income to average net assets(2)(4)	Ratio of expenses (prior to reimburse- ments) to average net assets(2)	Ratio of net investment income (prior to reimburse- ments) to average net assets(2)	Portfolio turnover rate(1)

$9.62	(2.44)%	$—	1.25%	2.90%	570.42%	(566.27)%	16.78%

$9.60	(2.99)%	$—	2.00%	2.90%	572.75%	(567.85)%	16.78%

$9.57	(2.36)%	$0.6	1.00%	2.90%	37.61%	(33.71)%	16.78%

$9.36	(5.66)%	$0.3	1.40%	1.29%	9.85%	(7.16)%	15.12%

$9.33	(6.33)%	$—	2.15%	1.86%	13.79%	(9.78)%	15.12%

$9.33	(5.92)%	$3.0	1.15%	1.55%	11.77%	(9.07)%	15.12%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain (loss) on investments	Net increase from payments by affiliates		Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Emerging Markets Value Fund
Class A(8)
9/30/2015	$9.56	0.11	(3.12)	—		(3.01)	(0.13)	(0.23)
9/30/2014	$9.23	0.11	0.53	—		0.64	(0.10)	(0.21)
9/30/2013	$8.96	0.11	0.59	—		0.70	(0.22)	(0.21)
9/30/2012	$7.85	0.17	1.10	—		1.27	(0.08)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.14	(2.29)	—	(9)	(2.15)	—	—
Class C
9/30/2015	$9.51	0.05	(3.10)	—		(3.05)	(0.08)	(0.23)
9/30/2014	$9.19	0.03	0.54	—		0.57	(0.04)	(0.21)
1/31/2013(3) – 9/30/2013	$9.54	0.02	(0.30)	—		(0.28)	(0.07)	—
Class I
9/30/2015	$9.58	0.13	(3.12)	—		(2.99)	(0.15)	(0.23)
9/30/2014	$9.24	0.13	0.54	—		0.67	(0.12)	(0.21)
9/30/2013	$8.99	0.13	0.56	—		0.69	(0.23)	(0.21)
9/30/2012	$7.86	0.20	1.10	—		1.30	(0.09)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.15	(2.29)	—	(9)	(2.14)	—	—

Brandes International Small Cap Fund
Class A(8)
9/30/2015	$13.55	0.04	(0.43)	—		(0.39)	(0.17)	(0.41)
9/30/2014	$13.72	0.06	1.02	—		1.08	(0.36)	(0.89)
9/30/2013	$10.56	0.06	3.36	—		3.42	(0.14)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—
Class C
9/30/2015	$13.45	(0.04)	(0.44)	—		(0.48)	(0.14)	(0.41)
9/30/2014	$13.68	(0.04)	1.02	—		0.98	(0.32)	(0.89)
1/31/2013(3) – 9/30/2013	$11.90	(0.02)	1.83	—		1.81	(0.03)	—
Class I
9/30/2015	$13.58	0.08	(0.44)	—		(0.36)	(0.20)	(0.41)
9/30/2014	$13.74	0.09	1.03	—		1.12	(0.39)	(0.89)
9/30/2013	$10.56	0.09	3.37	—		3.46	(0.16)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were know as Class S shares.
(9)	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$6.19	(32.32)%		$295.6	1.37%		1.46%		1.40%		1.43%		35.02%
$9.56	7.09%		$266.9	1.37%		1.10%		1.37%		1.10%		22.54%
$9.23	8.09%		$131.7	1.37%		1.16%		1.46%		1.07%		21.74%
$8.96	16.40%		$68.1	1.37%		2.03%		1.60%		1.79%		28.59%
$7.85	(21.50	)%(1)	$38.4	1.37	%(2)	2.12	%(2)	1.64	%(2)	1.85	%(2)	94.7	%(1)

$6.15	(32.83)%		$18.4	2.12%		0.62%		2.14%		0.60%		35.02%
$9.51	6.38%		$25.3	2.12%		0.35%		2.13%		0.34%		22.54%
$9.19	(2.84	)%(7)	$5.3	2.12	%(2)	0.42	%(2)	2.20	%(2)	0.34	%(2)	21.74	%(1)

$6.21	(32.13)%		$725.1	1.12%		1.58%		1.19%		1.51%		35.02%
$9.58	7.41%		$1,144.3	1.12%		1.34%		1.18%		1.28%		22.54%
$9.24	8.20%		$287.7	1.12%		1.41%		1.26%		1.27%		21.74%
$8.99	16.79%		$134.5	1.12%		2.26%		1.35%		2.03%		28.59%
$7.86	(21.40	)%(1)	$71.9	1.11	%(2)	2.38	%(2)	1.35	%(2)	2.14	%(2)	94.70	%(1)

$12.58	(2.76)%		$79.1	1.40%		0.35%		1.32%		0.43%		24.82%
$13.55	8.36%		$50.1	1.40%		0.42%		1.39%		0.43%		24.30%
$13.72	32.98%		$31.2	1.40%		0.49%		1.68%		0.21%		24.45%
$10.56	5.60	%(1)	$38.4	1.40	%(2)	1.19	%(2)	2.16	%(2)	0.43	%(2)	13.55	%(1)

$12.42	(3.49)%		$15.1	2.07%		(0.34)%		2.07%		(0.34)%		24.82%
$13.45	7.60%		$12.3	2.14%		(0.32)%		2.14%		(0.32)%		24.30%
$13.68	15.23	%(7)	$1.5	2.15	%(2)	(0.25	)%(2)	2.40	%(2)	(0.50	)%(2)	24.45	%(1)

$12.61	(2.58)%		$877.6	1.15%		0.59%		1.12%		0.62%		24.82%
$13.58	8.67%		$567.9	1.15%		0.67%		1.18%		0.64%		24.30%
$13.74	33.41%		$81.5	1.15%		0.74%		1.48%		0.31%		24.45%
$10.56	5.60	%(1)	$38.4	1.15	%(2)	1.44	%(2)	1.91	%(2)	0.68	%(2)	13.55	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

	Net asset value, beginning of period	Net investment income(5)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Core Plus Fixed Income Fund
Class A
9/30/2015	$9.22	0.19	(0.02)	0.17	(0.20)	(0.05)
9/30/2014	$9.16	0.25	0.06	0.31	(0.24)	(0.01)
1/31/2013(3) – 9/30/2013	$9.43	0.20	(0.28)	(0.08)	(0.19)	—
Class E
9/30/2015	$9.30	0.19	(0.02)	0.17	(0.20)	(0.05)
9/30/2014	$9.21	0.25	0.10	0.35	(0.25)	(0.01)
9/30/2013	$9.61	0.30	(0.22)	0.08	(0.36)	(0.12)
9/30/2012	$9.36	0.38	0.50	0.88	(0.44)	(0.19)
9/30/2011	$9.66	0.47	(0.12)	0.35	(0.48)	(0.17)
Class I
9/30/2015	$9.28	0.21	(0.02)	0.19	(0.22)	(0.05)
9/30/2014	$9.19	0.27	0.10	0.37	(0.27)	(0.01)
9/30/2013	$9.60	0.32	(0.23)	0.09	(0.38)	(0.12)
9/30/2012	$9.35	0.40	0.50	0.90	(0.46)	(0.19)
9/30/2011	$9.65	0.49	(0.12)	0.37	(0.50)	(0.17)

Brandes Credit Focus Yield Fund
Class A(8)
9/30/2015	$10.23	0.23	(0.20)	0.03	(0.23)	(0.01)
9/30/2014	$10.15	0.21	0.09	0.30	(0.21)	(0.01)
9/30/2013	$10.39	0.19	(0.17)	0.02	(0.20)	(0.06)
3/2/2012(3) – 9/30/2012	$10.10	0.16	0.29	0.45	(0.16)	—
Class I
9/30/2015	$10.23	0.26	(0.20)	0.06	(0.26)	(0.01)
9/30/2014	$10.15	0.23	0.09	0.32	(0.23)	(0.01)
9/30/2013	$10.39	0.22	(0.18)	0.04	(0.22)	(0.06)
1/31/2012(3) – 9/30/2012	$10.00	0.23	0.38	0.61	(0.22)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were know as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS

Net asset value, end of period	Total return(6)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate

$9.14	1.78%		$2.1	0.70%		2.07%		1.06%		1.71%		11.24%
$9.22	3.52%		$2.1	0.70%		2.68%		1.33%		2.05%		18.63%
$9.16	(0.88	)%(7)	$1.4	0.70	%(2)	3.23	%(2)	1.45	%(2)	2.48	%(2)	33.91	%(1)

$9.22	1.78%		$1.9	0.70%		2.07%		1.06%		1.71%		11.24%
$9.30	3.86%		$1.9	0.70%		2.68%		1.39%		1.99%		18.63%
$9.21	0.79%		$1.2	0.70%		3.22%		1.40%		2.52%		33.91%
$9.61	9.85%		$6.9	0.70%		4.06%		1.45%		3.33%		31.59%
$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.13%		91.18%

$9.20	2.02%		$72.1	0.50%		2.26%		0.86%		1.90%		11.24%
$9.28	4.10%		$43.3	0.50%		2.88%		1.20%		2.18%		18.63%
$9.19	0.89%		$29.7	0.50%		3.43%		1.23%		2.70%		33.91%
$9.60	10.06%		$25.3	0.50%		4.28%		1.23%		3.55%		31.59%
$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.36%		91.18%

$10.02	0.26%		$2.1	0.95%		2.28%		1.53%		1.70%		25.50%
$10.23	2.94%		$2.0	0.95%		2.02%		1.50%		1.47%		26.17%
$10.15	0.13%		$4.2	0.95%		1.84%		1.61%		1.18%		23.05%
$10.39	4.51	%(1)	$—	0.95	%(2)	2.69	%(2)	1.05	%(2)	2.06	%(2)	162.73	%(1)

$10.02	0.58%		$27.3	0.70%		2.53%		1.28%		1.95%		25.50%
$10.23	3.20%		$27.1	0.70%		2.26%		1.26%		1.70%		26.17%
$10.15	0.40%		$25.2	0.70%		2.09%		1.42%		1.37%		23.05%
$10.39	6.23	%(1)	$19.3	0.70	%(2)	3.39	%(2)	2.35	%(2)	1.74	%(2)	162.73	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Global Equity Income Fund (the “Global Income Fund”), the Brandes Global Opportunities Value Fund (the “Global Opportunities Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.

The International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, Core Plus Fund, Credit Focus Yield Fund and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, December 31, 2014, December 31, 2014, January 31, 2011, December 28, 2007, January 31, 2012 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively.

The International Fund and Global Fund have four classes of shares: Class A, Class C, Class E and Class I. The Emerging Markets Fund, Global Income Fund, Global Opportunities Fund and International Small Cap Fund have three classes of shares: Class A, Class C and Class I. The Core Plus Fund has three classes of shares: Class A, Class E and Class I. The Credit Focus Yield Fund has two classes of shares: Class A and Class I. Prior to January 31, 2013, Class A shares were known as Class S shares for the International, Global, Emerging Markets, International Small Cap and Credit Focus Yield Funds (Class A shares have the same operating expenses as Class S shares).

The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund, Global Income Fund and Global Opportunities Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles (“GAAP”) generally accepted in the United States of America.

A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2015, the Funds ongoing exposure to the economic return on repurchase agreements is shown on the Schedule of Investments.

B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

C.	Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of September 30, 2015.

D.	Participatory Notes. The International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty. During the period ended September 30, 2015, the Funds did not make any counterparty credit risk valuation adjustments.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds did not invest in any participatory notes at September 30, 2015. The Emerging Markets Fund invested in one participatory note during the fiscal year with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to gain exposure to the underlying security Etihad Etisalat Co. Etihad Etisalat Co. was held from the beginning of the fiscal year until February 18, 2015, when the position was liquidated. The average monthly market value of this security was $8,041,676. As a result of the investment in the participation note, the Emerging Markets Fund recognized a realized loss of $5,051,568 on the sale of this security.

E.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

F.	Concentration of Risk. As of September 30, 2015, the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

G.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

H.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.

To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2015, the International Equity Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund did not have any securities on loan. The Global Fund had one security on loan with a market value of $453,097 and received non-cash collateral for the loan of $461,676. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedule of Investments or Statement of Assets and Liabilities.

I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds, with

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

the exception of the Global Income Fund and Global Opportunities Fund, are those that are open for exam by taxing authorities (2012 through 2015). As of September 30, 2015 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2015.

The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.	Payment by Affiliate. During the fiscal year ended September 30, 2011, Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during that period. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.

L.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

M.	Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of September 30, 2015, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $476,716,351, $27,568,783, $329,604, $1,781,663, $496,541,214 and $548,529,649, that represent 80.90%, 54.59%, 54.51%, 53.32%, 47.78% and 56.44% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

and dealers or independent pricing services are unreliable. Valuation methodologies used to fair value such securities in the Funds’ portfolios as of September 30, 2015 include conversion value, correlation to similar securities and financial statement analysis. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of September 30, 2015, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$71,380,510	$—	$71,380,510
Consumer Staples	—	52,385,109	—	52,385,109
Energy	7,478,478	48,228,441	—	55,706,919
Financials	12,525,842	105,440,932	—	117,966,774
Health Care	—	71,106,551	—	71,106,551
Industrials	9,236,427	31,776,244	—	41,012,671
Information Technology	—	18,093,664	—	18,093,664
Materials	7,593,335	21,795,414		29,388,749
Telecommunication Services	3,844,581	29,760,018	—	33,604,599
Utilities	7,679,258	18,924,099	—	26,603,357

Total Equities	48,357,921	468,890,982	—	517,248,903

Preferred Stocks
Energy	9,737,721	7,825,369	—	17,563,090
Telecommunication Services	6,580,306	—	—	6,580,306

Total Preferred Stocks	16,318,027	7,825,369	—	24,143,396

Repurchase Agreements	—	39,044,142	—	39,044,142

Total Investments in Securities	64,675,948	515,760,493	—	580,436,441

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Global Fund
Equities
Consumer Discretionary	$—	$5,877,178	$—	$5,877,178
Consumer Staples	725,167	4,385,746	—	5,110,913
Energy	1,569,243	2,855,639	—	4,424,882
Financials	6,374,284	4,351,193	—	10,725,477
Health Care	2,893,026	3,769,390	—	6,662,416
Industrials	1,542,020	746,471	—	2,288,491
Information Technology	3,556,819	2,098,039	—	5,654,858
Materials	—	702,974	—	702,974
Telecommunication Services	970,885	1,777,599	—	2,748,484
Utilities	513,216	1,004,554	—	1,517,770

Total Equities	18,144,660	27,568,783	—	45,713,443

Preferred Stocks
Energy	281,888	—	—	281,888

Total Preferred Stocks	281,888	—	—	281,888

Repurchase Agreements	—	4,538,783	—	4,538,783

Total Investments in Securities	18,426,548	32,107,566	—	50,534,114

Global Equity Income
Equities
Consumer Discretionary	—	45,904	—	45,904
Consumer Staples	45,712	81,682	—	127,394
Energy	13,410	57,644	—	71,054
Financials	20,134	45,418	—	65,552
Health Care	52,844	48,499	—	101,343
Industrials	13,251	12,880	—	26,131
Information Technology	47,267	12,949	—	60,216
Materials	—	8,447	—	8,447
Telecommunication Services	13,036	—	—	13,036
Utilities	33,670	16,181	—	49,851

Total Equities	239,324	329,604	—	568,928

Preferred Stocks
Financials	50,155	—	—	50,155

Total Preferred Stocks	50,155	—	—	50,155

Real Estate Investment Trusts	8,736	—	—	8,736

Repurchase Agreements	—	10,867	—	10,867

Total Investments in Securities	298,215	340,471	—	638,686

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total

Global Opportunities Value
Equities
Consumer Discretionary	$135,911	$322,154	$—	$458,065
Consumer Staples	74,418	258,748	—	333,166
Energy	138,412	94,871	—	233,283
Financials	215,399	286,134	—	501,533
Health Care	—	112,815	—	112,815
Industrials	194,511	161,681	—	356,192
Information Technology	53,225	87,761	—	140,986
Materials	144,544	78,854	—	223,398
Telecommunication Services	54,512	150,563	—	205,075
Utilities	78,463	110,329	—	188,792

Total Equities	1,089,395	1,663,910	—	2,753,305

Preferred Stocks
Consumer Discretionary	—	86,032	—	86,032
Energy	36,690	35,354	—	72,044
Financials	28,567	—	—	28,567

Total Preferred Stocks	65,257	121,386	—	186,643

Real Estate Investment Trusts	92,305	43,591	—	135,896

Repurchase Agreements	—	291,515	—	291,515

Total Investments in Securities	1,246,957	2,120,402	—	3,367,359

Emerging Markets Fund
Equities
Consumer Discretionary	53,989,559	180,356,728	202,424	234,548,711
Consumer Staples	43,621,455	106,103	—	43,727,558
Energy	47,861,760	—	—	47,861,760
Financials	53,475,717	135,984,681	—	189,460,398
Health Care	—	3,080,196	—	3,080,196
Industrials	45,391,789	14,170,429	—	59,562,218
Information Technology	—	16,367,323	—	16,367,323
Materials	59,289,825	32,678,472	—	91,968,297
Telecommunication Services	40,714,008	35,039,817	—	75,753,825
Utilities	52,897,248	27,069,192	—	79,966,440

Total Equities	397,241,361	444,852,941	202,424	842,296,726

Preferred Stocks
Consumer Discretionary	—	28,743,520	—	28,743,520
Consumer Staples	20,807,428	—	—	20,807,428
Energy	29,214,855	6,670,647	—	35,885,502
Financials	7,574,395	—	—	7,574,395
Telecommunication Services	9,526,799	—	—	9,526,799
Utilities	10,878,332	—	—	10,878,332

Total Preferred Stocks	78,001,809	35,414,167	—	113,415,976

Real Estate Investment Trusts	39,975,261	16,406,749	—	56,382,010

Convertible Bonds	—	99,886	—	99,886

Short Term Investments	2	—	—	2

Total Investments in Securities	515,218,433	496,773,743	202,424	1,012,194,600

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total

International Small Cap Fund
Equities
Consumer Discretionary	$70,688,465	$99,561,340	$90,054	$ 170,339,859
Consumer Staples	45,377,082	90,958,231	—	136,335,313
Financials	18,400,736	38,598,659	—	56,999,395
Health Care	3,249,747	30,739,024	—	33,988,771
Industrials	28,186,731	91,011,886	—	119,198,617
Information Technology	22,240,969	45,235,488	—	67,476,457
Materials	44,338,336	45,962,261	—	90,300,597
Telecommunication Services	—	36,202,852	—	36,202,852
Utilities	23,340,535	58,884,763	—	82,225,298

Total Equities	255,822,601	537,154,504	90,054	793,067,159

Preferred Stocks
Utilities	8,585,321	—	—	8,585,321

Total Preferred Stocks	8,585,321	—	—	8,585,321

Real Estate Investment Trusts	18,188,675	11,423,184	—	29,611,859

Convertible Bonds	—	34,387	—	34,387

Corporate Bonds	—	813,061	—	813,061

Repurchase Agreements	—	139,039,582	—	139,039,582

Total Investments in Securities	282,596,597	688,464,718	90,054	971,151,369

Core Plus Fund
Preferred Stocks	202,254	1,020,000	—	1,222,254
Asset Backed Securities	—	1,195,220	—	1,195,220
Convertible Bonds	—	602,344	—	602,344
Corporate Bonds	—	21,292,936	—	21,292,936
Government Securities	—	48,209,265	—	48,209,265
Mortgage Backed Securities	—	1,307,668	—	1,307,608
Repurchase Agreements	—	2,052,495	—	2,052,495

Total Investments in Securities	202,254	75,679,928	—	75,882,122

Credit Focus Yield Fund
Preferred Stocks	305,974	642,813	—	948,787
Asset Backed Securities	—	351,696	—	351,696
Convertible Bonds	—	351,769	—	351,769
Corporate Bonds	—	16,016,308	—	16,016,308
Government Securities	—	10,590,728	—	10,590,728
Mortgage Backed Securities	—	2,313	—	2,313
Repurchase Agreements	—	1,013,791	—	1,013,791

Total Investments in Securities	305,974	28,969,418	—	29,275,392

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

	International Fund	Global Fund	Global Income Fund	Global Opportunities Value Fund
Transfers into Level 1	$—	$—	$—	$—
Transfers out of Level 1	6,094,968	528,359	—	—

Net Transfers in/(out) of Level 1	$(6,094,968)	$(528,359)	$—	$—

Transfers into Level 2	$6,094,968	$528,359	$—	$—
Transfers out of Level 2	—	—	—	—

Net Transfers in/(out) of Level 2	$6,094,968	$528,359	$—	$—

	Emerging Markets Fund	International Small Cap Fund	Core Plus Fund	Credit Focus Yield Fund
Transfers into Level 1	$11,819,663	$8,418,511	$—	$—
Transfers out of Level 1	53,224,924	100,602,203	—	—

Net Transfers in/(out) of Level 1	$(41,405,261)	$(92,183,692)	$—	$—

Transfers into Level 2	$53,224,924	$100,602,203	$—	$—
Transfers out of Level 2	11,819,663	8,418,511	—	—

Net Transfers in/(out) of Level 2	$41,405,261	$92,183,692	$—	$—

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on September 30, 2015. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on a stock exchange on September 30, 2015.

There were no Level 3 securities in the International Equity, Global Equity, Global Income, Global Opportunities, Core Plus and Credit Focus Funds at the beginning or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Emerging Markets and International Small Cap Funds during the year ended September 30, 2015:

	Emerging Markets Fund	International Small Cap Fund
Beginning Balance – October 1, 2014	$21,726,498	$—
Purchases	—	—
Sales	—	—
Transfers in to level 3	202,424	90,054
Transfers out of level 3	(21,726,498)	—
Realized gains (losses), net	—	—
Change in unrealized gains (losses)	—	—

Ending Balance – September 30, 2015	$202,424	$90,054

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The transfer from Level 2 to Level 3 is due to the suspension of trading of the security. The transfer from Level 3 to Level 2 is due to the security becoming actively traded.

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of September 30, 2015 the Emerging Markets Fund and International Small Cap Fund had $4,964,632 and $1,874,698 of unrealized losses from Level 3 securities, respectively.

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of September 30, 2015.

Fund	Security Type	Fair Value at 9/30/15	Valuation Techniques	Unobservable Inputs	Ranges
Emerging Markets Fund	Common Stock	$202,424	Intrinsic value	Financial statement analysis Restructuring Plan	N/A N/A
International Small Cap Fund	Common Stock	$90,054	Intrinsic value	Financial statement analysis Restructuring Plan	N/A N/A

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant and significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Common Stock

At regular intervals the above unobservable inputs are reviewed and compared to updated issuer information. The factors that were considered in determining the fair value of this security included consideration of the following: balance sheet figures (which include the most recent estimate of assets and liabilities), restructuring framework presented by the issuer and its dilutive impact on common equity, general market conditions and other information and analysis. If the financial condition of this company were to deteriorate the value of this common stock would be lower.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.

Advisor Fee.  Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.80% of the first $5 billion of average daily net assets, and 0.70% of the amount of average daily net assets greater than $5 billion, of the International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets; 0.90% on average daily net assets from $2.5 billion to

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

$5.0 billion; and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Global Fund, Global Income Fund, Global Opportunities Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred a monthly fee at the annual rate of 0.80%, 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon their average daily net assets, respectively. For the period ended September 30, 2015, the International Fund, the Global Fund, the Global Income Fund, the Global Opportunities Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund incurred $4,525,591, $420,809, $3,806, $19,414, $11,784,604, $7,289,083, $224,985 and $147,379 in advisory fees, respectively.

Certain officers and trustees of the Trust are also officers of the Advisor.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2016 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class E	Class I
International Fund	1.20%	1.95%	1.20%	1.00%
Global Fund	1.25%	2.00%	1.25%	1.00%
Global Income Fund	1.25%	2.00%	N/A	1.00%
Global Opportunities Fund	1.40%	2.15%	N/A	1.15%
Emerging Markets Fund	1.37%	2.12%	N/A	1.12%
International Small Cap Fund	1.40%	2.15%	N/A	1.15%
Core Plus Fund	0.70%	N/A	0.70%	0.50%
Credit Focus Yield Fund	0.95%	N/A	N/A	0.70%

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the year ended September 30, 2015, the Advisor waived expenses and/or reimbursed the Funds $0, $244,583, $174,992, $215,095, $728,917, $0, $230,245 and $170,112 for the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund, respectively. Repayment rights expire as follows:

Fund	Potential Recovery Expiring September 30, 2016	Potential Recovery Expiring September 30, 2017	Potential Recovery Expiring September 30, 2018
International Fund	$458,927	$—	$—
Global Fund	255,029	243,183	244,583
Global Income Fund	N/A	N/A	174,992

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Potential Recovery Expiring September 30, 2016		Potential Recovery Expiring September 30, 2017		Potential Recovery Expiring September 30, 2018
Global Opportunities Fund	$	N/A	$	N/A	$215,095
Emerging Markets Fund		334,348		379,267	728,917
International Small Cap Fund		238,680		86,310	—
Core Plus Fund		237,047		259,463	230,245
Credit Focus Yield Fund		198,558		170,772	170,112

The Advisor did not recoup any fees previously waived or reimbursed for the Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, Core Plus Fund and Credit Focus Yield Fund. For the year ended September 30, 2015, the Advisor recouped fees previously waived or reimbursed in the amounts of:

Fund	Class A	Class C	Class E	Class I
International Fund	$56	$31	$75	$106,312
International Small Cap Fund	$48,505	$515	N/A	$224,257

B.	Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% of the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per Fund per annum which is allocated among Funds based on their average net assets. For the period ended September 30, 2015, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred $135,374, $13,993, $534, $1,062, $302,013, $183,551, $15,611 and $7,261 in such fees, respectively.

C.	Distribution and Servicing Fees. ALPS Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution fees is paid by the Advisor. The Distributor replaced Quasar Distributors, LLC on September 1, 2015.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the year ended September 30, 2015, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the year ended September 30, 2015, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C
International Fund	$29,981	$66,909
Global Fund	5,181	14,917
Global Income Fund	—	—
Global Opportunities Fund	219	4
Emerging Markets Fund	686,642	172,486
International Small Cap Fund	152,863	104,563
Core Plus Fund	5,632	N/A
Credit Focus Yield Fund	5,164	N/A

The Funds have adopted a Shareholder Service Plan for classes C and E, and a Sub-transfer Agency Fee Plan for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25%, 0.25% and 0.05% of annual net assets attributable to Class C, Class E and Class I, respectively (the “Service Fees”). For the year ended September 30, 2015, the Funds incurred the following Service Fees:

Fund	Class C	Class E	Class I
International Fund	$22,303	$7,467	$270,899
Global Fund	4,972	—	24,141
Global Income Fund	—	N/A	238
Global Opportunities Fund	1	N/A	978
Emerging Markets Fund	57,496	N/A	471,415
International Small Cap Fund	34,854	N/A	346,092
Core Plus Fund	N/A	4,843	30,046
Credit Focus Yield Fund	N/A	N/A	—

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the period ended September 30, 2015:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$250,953,676	$142,519,865
Global Fund	$—	$—	$17,722,593	$11,791,994
Global Income Fund	$—	$—	$760,896	$102,567
Global Opportunities Fund	$—	$—	$3,808,354	$379,108
Emerging Markets Fund	$—	$—	$544,459,277	$424,092,581
International Small Cap Fund	$—	$—	$484,934,705	$165,097,885
Core Plus Fund	$24,147,213	$1,813,472	$11,578,668	$4,916,785
Credit Focus Yield Fund	$3,256,063	$1,881,206	$4,381,159	$5,236,354

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Year Ended 9/30/2015		Year Ended 9/30/2014		Year Ended 9/30/2015		Year Ended 9/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	599	$10,044	521	$8,960	182	$4,338	40	$1,024
Class C	677	11,360	240	4,115	86	2,070	41	1,058
Class E	199	3,186	867	14,641	—	—	1	20
Class I	16,433	273,218	12,643	217,623	474	11,481	297	7,655
Issued on Reinvestment of Distributions
Class A	15	251	8	138	7	157	1	24
Class C	9	144	3	44	5	111	1	15
Class E	2	29	33	582	1	16	—	10
Class I	649	10,520	554	9,620	157	3,757	82	2,074
Shares Redeemed
Class A	(277)	(4,555)	(33)	(557)	(153)	(3,689)	(4)	(113)
Class C	(135)	(2,177)	(6)	(95)	(24)	(555)	(3)	(68)
Class E	(831)	(13,518)	(1,530)	(26,412)	(1)	(22)	—	(6)
Class I	(10,827)	(175,427)	(6,938)	(118,344)	(330)	(7,858)	(203)	(5,301)

Net Increase/(Decrease) Resulting from Fund Share Transactions	6,513	$113,075	6,362	$110,315	404	$9,806	253	$6,392

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Global Income Fund				Global Opportunities Fund
	Year Ended 9/30/2015		Year Ended 9/30/2014		Year Ended 9/30/2015		Year Ended 9/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	—	$—	—	$—	31	$324	—	$—
Class C	—	—	—	—	3	26	—	—
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	62	623	—	—	322	3,315	—	—
Issued on Reinvestment of Distributions
Class A	—	—	—	—	—	2	—	—
Class C	—	—	—	—	—	—	—	—
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	1	12	—	—	3	25	—	—
Shares Redeemed
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	—	—	—	—	—	—	—	—

Net Increase Resulting from Fund Share Transactions	63	$635	—	$—	359	$3,692	—	$—

	Emerging Markets Fund				International Small Cap Fund
	Year Ended 9/30/2015		Year Ended 9/30/2014		Year Ended 9/30/2015		Year Ended 9/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	33,787	$270,303	34,722	$341,994	4,545	$58,826	5,852	$81,558
Class C	1,128	8,986	2,178	20,917	481	6,211	802	11,076
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	88,423	692,825	97,190	952,867	47,012	611,952	38,348	534,615
Issued on Reinvestment of Distributions
Class A	1,210	9,685	573	5,337	152	1,901	297	3,907
Class C	106	863	28	253	44	539	18	234
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	4,682	37,933	1,528	14,351	2,134	26,765	672	8,933
Shares Redeemed
Class A	(15,192)	(121,508)	(21,646)	(216,093)	(2,109)	(26,963)	(4,726)	(66,941)
Class C	(910)	(7,031)	(113)	(1,088)	(213)	(2,659)	(20)	(279)
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(95,812)	(747,253)	(10,435)	(99,211)	(21,388)	(272,971)	(3,111)	(43,753)

Net Increase Resulting from Fund Share Transactions	17,422	$144,803	104,025	$1,019,327	30,658	$403,601	38,132	$529,350

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Core Plus Fund				Credit Focus Yield Fund
	Year Ended 9/30/2015		Year Ended 9/30/2014		Year Ended 9/30/2015		Year Ended 9/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	350	$3,236	889	$8,213	15	$154	84	$865
Class E	29	269	106	980	N/A	N/A	N/A	N/A
Class I	4,235	39,340	2,548	23,734	37	381	190	1,953
Issued on Reinvestment of Distributions
Class A	6	58	12	109	5	48	8	86
Class E	5	48	4	41	N/A	N/A	N/A	N/A
Class I	178	1,651	101	940	69	707	61	626
Shares Redeemed
Class A	(350)	(3,234)	(834)	(7,748)	(7)	(75)	(315)	(3,249)
Class E	(38)	(354)	(26)	(244)	N/A	N/A	N/A	N/A
Class I	(1,235)	(11,448)	(1,218)	(11,290)	(25)	(260)	(88)	(913)

Net Increase Resulting from Fund Share Transactions	3,180	$29,566	1,582	$14,735	94	$955	(60)	$(632)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund
Cost of investments for tax purposes	$694,392,984	$51,608,508	$678,517	$3,797,401

Gross tax unrealized appreciation	22,470,030	5,839,353	19,204	130,386
Gross tax unrealized depreciation	(136,426,573)	(6,913,747)	(59,035)	(560,428)

Net unrealized appreciation (depreciation) on investments and foreign currency	(113,956,543)	(1,074,394)	(39,831)	(430,042)
Distributable ordinary income	1,437,916	629,257	9,750	79,838
Distributable long-term capital gains	—	2,069,637	—	—

Total distributable earnings	1,437,916	2,698,894	9,750	79,838

Other accumulated gains/(losses)	(55,989,398)	(21,623)	(86)	(92)

Total accumulated earnings	$(168,508,025)	$1,602,877	$(30,167)	$(350,296)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

	Emerging Markets Fund	International Small Cap Fund	Core Plus Fund	Credit Focus Yield Fund
Cost of investments for tax purposes	$1,521,174,619	$1,047,248,423	$75,201,664	$29,234,592

Gross tax unrealized appreciation	27,046,530	56,704,416	1,918,323	949,085
Gross tax unrealized depreciation	(536,026,549)	(132,801,470)	(1,237,865)	(908,285)

Net unrealized appreciation (depreciation) on investments and foreign currency	(508,980,019)	(76,097,054)	680,458	40,800
Distributable ordinary income	—	17,791,674	—	—
Distributable long-term capital gains	—	6,126,546	32,749	—

Total distributable earnings	—	23,918,220	32,749	—

Other accumulated gains/(losses)	(39,338,051)	(69,412)	1	(50,804)

Total accumulated earnings	$(548,318,070)	$(52,248,246)	$713,208	$(10,004)

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

The tax composition of dividends for the periods ended September 30, 2015 and September 30, 2014 for the Funds, were as follows:

	Ordinary Income		Long Term Capital Gains
Fund	2015	2014	2015	2014
International Fund	$11,487,048	$10,891,932	$—	$—
Global Fund	$1,308,335	$1,036,532	$2,796,576	$1,113,245
Global Income Fund	$12,861	N/A	$—	N/A
Global Opportunities Fund	$27,604	N/A	$—	N/A
Emerging Markets Fund	$41,702,727	$14,025,400	$16,361,353	$9,555,433
International Small Cap Fund	$18,479,717	$9,125,302	$11,897,030	$5,701,907
Core Plus Fund	$1,476,137	$1,057,596	$308,761	$49,808
Credit Focus Yield Fund	$757,646	$677,304	$16,688	$35,214

At September 30, 2015 the Funds had capital losses expiring and capital loss carryforwards utilized as indicated below:

Fund	2018	Indefinite	Utilized
International Fund	$29,067,216	$26,868,432	$56,792,472
Global Fund	—	—	—
Global Income Fund	—	—	—
Global Opportunities Fund	—	—	—
Emerging Markets Fund	—	$82,520	—
International Small Cap Fund	—	—	—
Core Plus Fund	—	—	—
Credit Focus Yield Fund	—	—	—

At September 30, 2015, the Emerging Markets Fund and the Credit Focus Yield Fund had net Post-October realized capital losses of $35,587,944 and

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

$42,804, respectively, and late year ordinary losses of $3,496,548 and $0, respectively, from transactions between November 1, 2014 and September 30, 2015.

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2015, the International Fund decreased undistributed net investment income/loss by $339,607 and increased accumulated net realized gain/loss by $339,607. The Global Fund decreased undistributed net investment income/loss by $6,527 and increased accumulated net realized gain/loss by $6,527. The Global Income Fund decreased undistributed net investment income/loss by $519, decreased paid in capital by $363 and increased accumulated net realized gain/loss by $882. The Global Opportunities Fund increased undistributed net investment income/loss by $2,441, decreased paid in capital by $363 and decreased accumulated net realized gain/loss by $2,078. The Emerging Markets Fund increased undistributed net investment income/loss by $14,709 and decreased accumulated net realized gain/loss by $14,709. The International Small Cap Fund increased undistributed net investment income/loss by $12,931,899 and decreased accumulated net realized gain/loss by $12,931,899. The Core Plus Fund increased undistributed net investment income/loss by $24,140 and decreased accumulated net realized gain/loss by $24,140. The Credit Focus Yield Fund increased undistributed net investment income/loss by $9,516 and decreased accumulated net realized gain/loss by $9,516. The permanent book and tax differences are primarily due to reclassification of foreign currency transactions, passive foreign investment companies (PFIC) and paydown gains and losses.

NOTE 7 – OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Global Income, Global Opportunities, Emerging Markets and International Small Cap Funds, and 3.75% for the Core Plus and Credit Focus Yield Funds. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for Class E and I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 8 – TRANSACTIONS WITH AFFILIATES

The following issuers were affiliated with the International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as the International Small Cap Fund held 5% or more of the outstanding voting securities of the issuers during the period October 1, 2014 through September 30, 2015:

Issuer Name	Share Balance At October 1, 2014	Additions	Reductions	Share Balance At September 30, 2015	Dividend Income	Value At September 30, 2015
Micronas Semiconductor Holding AG	1,779,859	115,700	—	1,895,559	$97,876	$7,293,604
Samchully Co. Ltd.	30,497	178,188	—	208,685	71,085	19,673,473

					$168,961	$26,967,077

NOTE 9 – OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2015, the Adviser, Trustees or affiliates of the Adviser beneficially owned more than 5% of shares of the Funds as follows:

	International Fund
	Class E
Shares	8,448
% of Total Outstanding Shares	7.51%

	Global Fund
	Class E	Class I
Shares	7,197	974,571
% of Total Outstanding Shares	66.72%	46.61%

	Global Income Fund			Global Opportunities Fund
	Class A	Class C	Class I	Class I
Shares	10	10	62,842	321,250
% of Total Outstanding Shares	100%	100%	100%	99.41%

	Core Plus Fund	Credit Focus Yield Fund
	Class I	Class I
Shares	1,331,987	2,573,886
% of Total Outstanding Shares	17.02%	94.55%

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. On November 12, 2015, the Board of Trustees approved the creation of an R6 share class for the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund to be offered effective January 29, 2016.

Brandes Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Brandes Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Global Equity Income Fund, Brandes Global Opportunities Value Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Core Plus Fixed Income Fund and Brandes Credit Focus Yield Fund (each a series of Brandes Investment Trust, hereinafter collectively referred to as the “Funds”) at September 30, 2015, the results of its operations for the period then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 23, 2015

Brandes Investment Trust

ADDITIONAL INFORMATION

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the periods ended September 30, 2015, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 100.00% and 100.00% of the ordinary distributions paid by the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Core Plus and Credit Focus Yield Funds, respectively, qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the periods ended September 30, 2015, 0.00%, 38.51%, 0.00%, 0.00%, 47.08%, 42.12%, 0.00% and 1.51% of the ordinary distributions paid by the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Core Plus and Credit Focus Yield Funds, respectively, were designated as short-term gain distributions under Internal Revenue Code Section 871(k)(2)(c). Under Section 852(b)(3)(C) of the Revenue Code, the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Core Plus and Credit Focus Yield Funds designated $0, $2,796,576, $0, $0, $16,361,353, $11,897,030, $308,761 and $16,688, respectively, as long-term capital gain dividends for the fiscal year ended September 30, 2015.

The percentage of dividend income distributed for the year ended September 30, 2015, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%, 95.15%, 81.66%, 49.31%, 70.20%, 37.63%, 3.65% and 6.98% for the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap,

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

Core Plus, and Credit Focus Yield Funds, respectively. Of the dividends paid by the International, Global, Global Income, Global Opportunities, Emerging Markets, International Small Cap, Core Plus, and Credit Focus Yield Funds, 0.00%, 19.76%, 24.03%, 3.08%, 0.00%, 0.00%, 3.65% and 6.98%, respectively, qualify for the corporate dividends received deduction.

For the Year Ended September 30, 2015, the International Fund, Global Fund, Global Income Fund, Global Opportunities Fund, Emerging Markets Fund and International Small Cap Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception to the foreign taxes paid in the United Kingdom. The United Kingdom foreign taxes paid by the fund do not qualify to be passed through to the Fund’s shareholders.

	Gross Foreign Income
	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund	Emerging Markets Fund	International Small Cap Fund
Argentina	$—	$—	$—	$—	$6,968	$—
Belgium	—	—	—	2,450	—	569,745
Bermuda	—	—	—	1,078	175,747	76,329
Brazil	926,371	12,542	1,026	4,643	6,971,584	924,992
British Islands	—	—	—	—	129,395	—
Canada	—	—	—	1,371	—	1,155,539
Cayman Islands	—	—	—	—	2,445,063	—
Chile	—	—	167	—	309,987	—
Colombia	—	—	—	—	752,423	—
Czech Republic	—	—	—	—	2,323,040	—
Egypt	—	—	—	—	—	324,609
France	2,336,312	113,009	1,613	2,592	—	175,797
Germany	—	29,869	881	—	—	118,241
Greece	—	—	—	—	—	331,743
Hong Kong	444,945	27,548	—	1,724	3,467,853	424,387
Hungary	—	—	—	—	213,706	—
India	—	—	—	1,073	540,719	810,452
Ireland	460,543	25,983	293	973	—	30,065
Italy	1,435,357	79,744	1,027	7,372	—	1,040,894
Japan	3,219,709	152,491	702	5,062	—	3,185,196
Luxembourg	—	—	—	—	1,432,215	—
Malaysia	—	12,169	—	—	181,343	—
Mexico	—	18,158	—	—	51,346	—
Netherlands	617,520	32,615	412	—	—	—
Pakistan	—	—	—	—	542,218	—
Panama	—	—	—	—	1,321,769	—
Philippines	—	—	—	—	—	98,387
Republic of Korea	365,961	37,628	—	1,208	4,378,996	71,085
Russia	2,412,675	71,768	—	13,868	9,603,812	174,339
Singapore	—	—	—	—	95,977	49,172
Spain	474,790	—	—	—	—	—
Sweden	—	16,973	182	—	—	—
Switzerland	991,232	90,493	1,562	—	—	97,876

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

	Gross Foreign Income
	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund	Emerging Markets Fund	International Small Cap Fund
Thailand	$—	$—	$—	$—	$150,920	$—
Turkey	—	—	—	138	1,315,423	108,740
United Kingdom	5,878,659	443,887	6,305	15,231	1,330,947	4,904,491
United States	—	308,721	6,056	3,564	—	—

	$19,564,074	$1,473,598	$20,226	$62,347	$37,741,451	$14,672,079

	Foreign Tax Paid
	International Fund	Global Fund	Global Income Fund	Global Opportunities Fund	Emerging Markets Fund	International Small Cap Fund
Argentina	$—	$—	$—	$—	$697	$—
Belgium	—	—	—	368	—	85,462
Brazil	64,067	588	63	369	491,530	12,160
Canada	—	—	—	206	—	173,331
Chile	—	—	58	—	39,570	—
Czech Republic	—	—	—	—	348,456	—
Egypt	—	—	—	—	—	32,461
France	350,447	16,951	272	389	—	26,370
Germany	—	4,480	148	—	—	17,736
Greece	—	—	—	—	—	16,164
Hong Kong	8,225	1,308	—	—	93,048	21,444
Italy	215,304	11,962	164	1,105	—	156,134
Japan	321,971	15,249	70	485	—	300,131
Mexico	—	1,049	—	—	—	—
Netherlands	69,642	4,892	62	—	—	—
Pakistan	—	—	—	—	54,222	—
Philippines	—	—	—	—	—	24,597
Republic of Korea	60,384	6,209	—	199	722,534	11,729
Russia	340,481	8,552	—	2,080	1,259,474	17,434
Spain	71,218	—	—	—	—	—
Sweden	—	2,546	27	—	—	—
Taiwan	—	—	—	—	3,496	—
Turkey	—	—	—	21	197,313	16,311
United Kingdom	587,864	44,390	630	1,523	133,095	490,449

	$2,089,603	$118,176	$1,494	$6,745	$3,343,435	$1,401,913

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian, Distributor and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)

J. Michael Gaffney, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 74)	Trustee	Since June 2004	Retired. Independent Consultant, NATIXIS Global Asset Management, North America from 2004 to 2011.	9	None

Jean E. Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 58)	Trustee and Chairman	Since April 2008	Retired since 2005.	9	Bridge Builder Trust

Robert M. Fitzgerald, CPA (inactive) 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 63)	Trustee	Since April 2008	Retired.	9	Hotchkis and Wiley Mutual Funds

Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 54)	Trustee	Since February 2012	Partner with The Paradigm Project and advisor to early-stage companies.	9	None

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)

Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 52)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	9	None

Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 54)	Trustee and President	Since July 2006	Executive Director of the Advisor.	9	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 44)	Secretary	Since June 2003	Associate General Counsel of the Advisor.	N/A	N/A

Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 58)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 44)	Chief Compliance Officer	Since September 2015	Global Head of Compliance, Brandes Investment Partners, L.P.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

ADVISOR

Brandes Investment Partners, L.P.

11988 El Camino Real, Suite 600

San Diego, CA 92130

800.331.2979

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, #1100

Denver, CO 80203

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

300 S. Grand Avenue, 22nd Floor

Los Angeles, CA 90071

This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Global Equity Income Fund, the Brandes Global Opportunities Value Fund, the Brandes Emerging Markets Value Fund, the Brandes International Small Cap Equity Fund, the Brandes Core Plus Fixed Income Fund and the Brandes Credit Focus Yield Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

SEPARATELY MANAGED

ACCOUNT RESERVE TRUST

ANNUAL REPORT

For the year ended

September 30, 2015

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Dear Fellow Investor,

Fixed-income markets delivered mostly positive returns in the last 12 months, predominantly driven by a continued decline in interest rates. A confluence of factors — including falling oil prices and economic weakness in Europe, China and emerging markets — led investors to seek safety in U.S. Treasuries. Toward the third quarter of 2015, volatility and risk aversion returned as investors remained glued to headlines involving the Federal Reserve and other macroeconomic developments.

For 2015, Fed officials intimated that the central bank’s September meeting would be where they would begin the process of ending the campaign of extraordinary monetary accommodation. Statements by the Federal Open Market Committee (the Fed’s monetary policy-setting arm) described the decision to start raising rates as “data dependent.” An examination of the data leading into the September meeting showed that the Fed increased its gross domestic product growth forecast to 2.1% from 1.9%, decreased its unemployment projection to 5.0% from 5.3%, and slightly raised its core inflation forecast to 1.4% from 1.3%.1 If the federal funds rate was not already sitting at a historically unprecedented 0%, it might have been a close call on a rate rise. Given, however, that the fed funds rate is at a historically unprecedented 0%, it should not have been a close call, in our opinion.

December 2015 will mark the seven-year anniversary since the Fed’s zero-interest-rate policy was put in place. The original intent of the policy was to be an emergency measure to flood the markets with liquidity to support a financial system that was in a free fall. Currently, with the domestic economy on stable footing and giving every indication that extraordinary accommodation is no longer needed, the Fed has shifted its attention to “monitoring developments abroad”2 to justify its position. In reality, it appears the Fed is catering to investor psychology. The markets seemed to have become hooked on cheap liquidity and it has become difficult for the Fed to take that away without seemingly causing a tantrum. A rate hike of 0.25% should have little impact on the economy and may even inspire some confidence that the economic recovery remains firmly on track. One can make a cogent argument that accommodative monetary policy is still needed, but given the trends in the U.S. economy, we feel the case for maintaining historically unprecedented, emergency policy is unconvincing.

Meanwhile, after rallying throughout most of the first half of 2015, the energy sector took another meaningful leg down in its first significant selloff since late 2014. At that time, a widening of credit spreads was largely contained to the energy sector. In the third quarter, however, energy credit spreads widened again, along with virtually all other credit sectors.

[1]	Federal Reserve Projection Materials, 9/17/15 http://www.federalreserve.gov/monetarypolicy/files/fomcprojtabl20150917.pdf
[2]	Federal Reserve Press Release 9/17/15 http://www.federalreserve.gov/newsevents/press/monetary/20150917a.htm

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Against this backdrop, the Brandes Separately Managed Account Reserve Trust (SMART) (Class I Shares) gained 0.93% during the 12 months ended September 30, 2015.

The Fund

The Fund’s positive absolute performance during the fiscal year was led primarily by corporate bond holdings, including those in the utility and industrial sectors. Additionally, private loan asset-backed securities and U.S. Treasury holdings boosted performance in the period’s first half.

Electronic security firm ADT Corp., electric utilities First Energy Corp and Israel Electric Corp. and U.K.-based retailer Marks & Spencer aided returns.

A few energy and resource-related names detracted from performance, including Chesapeake Energy, Thompson Creek Metals and Cloud Peak Energy. The energy and resource sectors experienced sharp selloffs during the third quarter and a few of our core holdings were not immune to the downdraft.

As volatility returned to the markets, certain sectors presented attractive opportunities. We initiated a number of notable new positions in the energy sector, namely Exxon Mobil, Kinder Morgan and Range Resources.3 The common theme with all three companies, in our view, is that they are industry-leading, efficient operators with a strong base of tangible assets. Exxon Mobil (2.397% coupon rate, maturing March 2022 and rated Aaa/AAA) is one of only three U.S. corporations rated AAA (the others are Johnson & Johnson and Microsoft). Exxon is one of the world’s largest energy producers and does not rely on one particular geographic region for its revenue. It is also the largest refiner globally with significant downstream operations, which often achieve higher margins when commodity prices are low, thus helping offset the income decline from production. Exxon currently has a low debt/capital ratio of 14% and an EBITDA/interest expense ratio of 242.0x (that is not a typo).

Kinder Morgan (4.30% coupon rate, maturing June 2025 and rated Baa3/BBB-) is the largest energy infrastructure (pipeline) company in the United States, transporting crude oil, refined products and natural gas. In addition to being asset rich in our view, pipeline companies generally offer relatively steady and predictable cash flows. Historically, these companies have not been sensitive to commodity price movements as pipeline capacity is contracted under multiple-year contracts. Leading companies in the industry have monopoly-like business profiles as infrastructure cannot be easily replicated by competitors and are run as regulated business structures (their bonds are classified in the utility sector). Moreover, although pipeline firms generally carry higher leverage, it is largely offset by their tangible assets, long-term nature of capacity contracts and predictability of cash flows.

[3]	Sources for bond ratings: Moody’s and Standard & Poor’s

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Range Resources (5% coupon rate, maturing March 2023 and rated Ba2/BB+) is essentially a pure play natural gas producer with 70% of revenue from natural gas, 25% from natural-gas liquids and 5% from crude oil. The company is the largest acreage holder in the Marcellus region, a premier resource play in United States. Range Resources’ debt is balanced by strong asset coverage, in our view, as the company controls more than two decades of drilling inventory. The company is a low-cost producer with strong balance sheet and straightforward capital structure. About 85% of production volume is hedged for 2015 and 50% is hedged for 2016 (helping increase the predictability of cash flow). In our opinion, Range Resources should stand to benefit as five liquefied natural gas (LNG) export facilities are in various stages of construction with the first one set to come on-line in 2016, which can significantly boost export opportunities. Finally, we find natural gas producers attractive as natural gas prices are less subject to the geopolitics of oil.

Another new purchase in the period was Thompson Creek Metals Co. (9.75% coupon rate, maturing in December 2017 and rated Ba3/B+). Thompson Creek is a metals and mining company producing gold, copper and molybdenum (a chemical element generally used in alloys). Over the past several years, the company has transitioned from primarily producing molybdenum to producing gold and copper. The company’s primary mine, Mt. Milligan is located in British Columbia, Canada. The issue we purchased is a senior-secured debt and we feel it is well covered by the physical assets of Thompson Creek. The issue is also callable in December of 2015. Now that the company has largely completed its transition away from molybdenum and its primary mine is generating positive cash flow, the company has stated that it would like to call this issue in December and refinance with lower-cost debt.

Additionally, we initiated a position in Tesco Plc (5.50% coupon rate, maturing in November 2017 and rated Ba1/BB+). A leading U.K.-based food retailer, the company has an approximately 30% share of the U.K. grocery market. The food staples & retailing industry is historically defensive in nature, but Tesco is facing increased competition from traditional grocers and discount retailers. In our view, these negative headwinds are offset by 1) scale, which allows Tesco to operate more efficiently compared to many of its competitors, 2) strong liquidity, and 3) asset coverage in the form of real estate. We believe the company’s potential longer-term margin erosion from increased competitive pressure is mitigated to a great extent by the short maturity of this security.

Outlook

Following several years of free-flowing liquidity spurred by the Fed’s accommodative monetary policy, we believe we are finally beginning to see tangible signs of what market illiquidity can do to bond prices.

We have spotted this potential problem early — and as a result, we have positioned the Fund defensively. We remain overweight U.S. Treasuries, but found select opportunities to add what we view are quality credits at attractive yields. We will

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continue to monitor developments in the energy and resource sectors for additional opportunities.

We are also seeing a number of credits show up on our radar that are unrelated to the energy or resource sector. Another consideration about less liquid markets is that managers are often forced to sell what they can, not what they want. In this environment, we aim to selectively take advantage of this potential market technical indicator to add attractive credits at yields inconsistent with our estimation of their long-term fundamentals as we head into year-end 2015.

As part of our defensive strategy, we have maintained our duration positioning toward the shorter end of our duration band. As noted earlier, this has hurt performance during the Fund’s fiscal year. It seems that the market simply does not want to believe that the Fed will eventually raise rates. The Fed funds futures are predicting only a 37% chance of an increase in rate in December, 45% in January, and 59% in March4. It appears that if and when the Fed begins its process of policy normalization, the market will possibly be caught by surprise. What is clear to us is that rates will eventually head higher. While we don’t know when or how swift the increase will be, we believe the prudent decision is to bias the Fund toward the shorter-end of its duration range.

Sincerely yours,

The Brandes Fixed Income Investment Committee Brandes Investment Trust

Timothy Doyle, CFA, Chuck Gramling, CFA, David Gilson, CFA

Past performance does not guarantee future results.

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns

[4]	Fed Rate Increase Odds Drop to 10% for October, Futures Show, Bloomberg 10/5/15

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Brandes Separately Managed Account Reserve Trust

usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar. Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage-related securities in a period of rising interest rates, a Fund may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because it will have to reinvest that money at the lower prevailing interest rates.

Duration:  The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

EBITDA:  Net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Federal funds rate: The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

Interest expense:  The cost incurred by an entity for borrowed funds. Source: Investopedia.com

Yield:  annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

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There is no assurance that a forecast will be accurate. Because of the many variables involved, an investor should not rely on forecasts without realizing their limitations.

Source for bond ratings:  Moody’s and Standard & Poor’s. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Index Guide

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays U.S. Intermediate Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade U.S. corporate securities that have remaining maturities of greater than one year and less than ten years. This index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

The Brandes Separately Managed Account Reserve Trust is distributed by ALPS Distributors, Inc.

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Brandes Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to September 30, 2015 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

Cumulative Performance of $10,000 Investment

Since Inception (Unaudited)

	Average Annual Total Return Periods Ended September 30, 2015
	One Year	Three Years	Five Years	Since Inception (10/3/05)
Separately Managed Account
Reserve Trust	0.93%	4.13%	6.34%	5.62%
Barclays Capital
U.S. Aggregate Index	2.94%	1.71%	3.10%	4.66%
Barclays Capital
U.S. Intermediate Credit Index	2.17%	2.09%	3.47%	4.94%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

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The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of

September 30, 2015 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

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Brandes Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$979.20	0.00%	$0.00

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,025.07	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

**	No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2015

	Principal Amount/ Shares	Value
OTHER MORTGAGE RELATED SECURITIES – 0.05%
Collateralized Mortgage Obligations – 0.01%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 6.029%, 10/25/2036(c)	$11,159	$10,843

Sub-Prime Mortgages – 0.04%
Structured Asset Investment Loan Trust Series A3, 0.954%, 7/25/2035	61,583	61,521

TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $70,515)		$72,364

US GOVERNMENTS – 25.46%
Sovereign – 25.46%
United States Treasury Bond 4.750%, 2/15/2037	$1,535,000	$2,081,405
United States Treasury Note
2.000%, 11/15/2021	7,805,000	7,964,760
2.000%, 2/15/2023	18,025,000	18,262,984
2.375%, 8/15/2024	12,000,000	12,359,376

TOTAL US GOVERNMENTS (Cost $39,100,495)		$40,668,525

PREFERRED STOCKS – 5.35%
Consumer Finance – 2.05%
Ally Financial, Inc., 6.125%	126,200	$3,272,366

Technology Hardware – 3.30%
Pitney Bowes International Holdings, Inc., 8.500%(a)	4,969	5,279,563

TOTAL PREFERRED STOCKS (Cost $8,046,803)		$8,551,929

ASSET BACKED SECURITIES – 3.07%
Student Loan – 3.07%
SLM Private Credit Student Loan Trust
Series 2004-B, 0.767%, 9/15/2033	$1,500,000	$1,323,609
Series 2005-A, 0.647%, 12/15/2038	1,865,000	1,590,705
Series 2006-A, 0.627%, 6/15/2039	2,200,000	1,980,077

TOTAL ASSET BACKED SECURITIES (Cost $4,850,109)		$4,894,391

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
CONVERTIBLE BONDS – 1.74%
Metals & Mining – 1.74%
Royal Gold, Inc. 2.875%, 6/15/2019	$2,890,000	$2,785,238

TOTAL CONVERTIBLE BONDS (Cost $2,890,227)		$2,785,238

CORPORATE BONDS – 62.09%
Automobiles – 1.96%
Chrysler Group LLC 8.250%, 6/15/2021	$2,945,000	$3,125,234

Banks – 1.12%
First Horizon National Corp. 5.375%, 12/15/2015	1,780,000	1,795,308

Banks & Thrifts – 5.20%
JP Morgan Chase & Co. 7.900%, Perpetual	6,305,000	6,549,319
The Goldman Sachs Group, Inc. 7.500%, 2/15/2019	1,500,000	1,753,204

		8,302,523

Building Materials – 6.78%
Masco Corp. 6.125%, 10/3/2016	4,635,000	4,808,905
Mohawk Industries, Inc. 6.125%, 1/15/2016	3,061,000	3,101,828
Owens Corning 6.500%, 12/1/2016	44,000	46,953
USG Corp. 6.300%, 11/15/2016	2,790,000	2,880,675

		10,838,361

Commercial Services & Supplies – 1.87%
The ADT Corp. 3.500%, 7/15/2022	3,370,000	2,982,450

Diversified Financial Services – 1.58%
Voya Financial, Inc. 5.500%, 7/15/2022	2,220,000	2,528,529

Electric Utilities – 9.50%
DPL, Inc. 7.250%, 10/15/2021	2,100,000	2,089,500
EDP Finance BV 4.900%, 10/1/2019(a)	4,450,000	4,630,225
FirstEnergy Corp. 7.375%, 11/15/2031	3,950,000	4,767,188

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
Israel Electric Corporation Ltd. 7.250%, 1/15/2019(a)	$3,275,000	$3,688,469

		15,175,382

Energy – 1.02%
Valero Energy Corp. 9.375%, 3/15/2019	1,340,000	1,634,221

Food & Staples Retailing – 1.16%
Tesco Plc 5.500%, 11/15/2017(a)	1,745,000	1,852,000

Food, Beverage & Tobacco – 2.97%
Tyson Foods, Inc. 6.600%, 4/1/2016	4,615,000	4,741,663

Forest Products & Paper – 1.68%
Sappi Papier Holding GmbH 6.625%, 4/15/2021(a)	2,650,000	2,679,813

Health Care Providers & Services – 1.83%
Laboratory Corp. of America Holdings 3.750%, 8/23/2022	1,250,000	1,269,150
Tenet Healthcare Corp. 8.000%, 8/1/2020	1,605,000	1,657,163

		2,926,313

Homebuilders – 1.96%
Centex Corp. 6.500%, 5/1/2016	2,695,000	2,755,637
Urbi Desarrollos Urbanos SA 9.500%, 1/21/2020(a)(b)(c)	9,235,000	370,324

		3,125,961

Insurance – 4.22%
American International Group, Inc. 6.400%, 12/15/2020	2,785,000	3,301,016
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	2,013,065
5.875%, 8/15/2020	1,250,000	1,421,796

		6,735,877

Media – 1.02%
McGraw Hill Financial, Inc. 5.900%, 11/15/2017	1,525,000	1,638,407

Metals & Mining – 4.60%
ArcelorMittal SA 6.250%, 3/1/2021	2,220,000	2,002,151

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

	Principal Amount	Value
Thompson Creek Metals Co., Inc. 9.750%, 12/1/2017	$5,760,000	$5,356,800

		7,358,951

Oil, Gas & Consumable Fuels – 9.09%
BP Capital Markets Plc 3.506%, 3/17/2025	2,110,000	2,085,311
Chesapeake Energy Corp. 6.625%, 8/15/2020	7,100,000	5,276,152
Cloud Peak Energy, Inc. 6.375%, 3/15/2024(c)	2,902,000	1,596,100
Kinder Morgan, Inc.
4.300%, 6/1/2025	1,921,000	1,725,729
7.000%, 6/15/2017	1,610,000	1,716,316
Range Resources Corp. 5.000%, 3/15/2023	2,400,000	2,122,500

		14,522,108

Pharmaceuticals – 0.83%
Valeant Pharmaceuticals International 6.750%, 8/15/2018(a)	1,300,000	1,322,750

Retail – 2.16%
Marks & Spencer Plc 7.125%, 12/1/2037(a)	2,975,000	3,457,845

Telecommunications – 1.54%
Telecom Italia Capital SA 6.999%, 6/4/2018	840,000	907,200
Telefonica Emisiones SAU 5.462%, 2/16/2021	1,390,000	1,553,133

		2,460,333

TOTAL CORPORATE BONDS (Cost $98,994,565)		$99,204,029

REPURCHASE AGREEMENTS – 1.63%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/15), due 10/01/15, 0.00% [Collateralized by $2,670,000 US Treasury Note, 1.75%, 09/30/22, (Market Value $2,659,988)] (proceeds $2,607,207)	$2,607,207	$2,607,207

TOTAL REPURCHASE AGREEMENTS (Cost $2,607,207)		$2,607,207

Total Investments (Cost $156,559,921) – 99.39%		$158,783,683
Other Assets in Excess of Liabilities – 0.61%		982,480

TOTAL NET ASSETS – 100.00%		$159,766,163

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2015 (continued)

Percentages are stated as a percent of net assets.

(a)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $23,280,989 which represents 14.57% of total net assets.
(b)	In default.
(c)	These securities have limited liquidity and represent $1,977,267 or 1.24% of the Fund’s net assets and are classified as Level 2 securities. See Note 2 in the Notes to Financial Statements.

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of this Schedule of Investments.

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STATEMENT OF ASSETS AND LIABILITIES — September 30, 2015

ASSETS
Investments in securities, at cost	$156,559,921

Investment in securities, at value	$158,783,683
Receivables:
Fund shares sold	134,213
Dividends and interest	2,015,918

Total Assets	160,933,814

LIABILITIES
Payables:
Fund shares redeemed	1,164,896
Dividends payable	2,755

Total Liabilities	1,167,651

NET ASSETS	$159,766,163

COMPONENTS OF NET ASSETS
Paid-in capital	$187,559,652
Undistributed net investment income	5,107
Accumulated net realized loss on investments	(30,022,357)
Net unrealized appreciation on investments	2,223,761

Total Net Assets	$159,766,163

Net asset value, offering price and redemption proceeds per share
Net Assets	$159,766,163
Shares outstanding (unlimited shares authorized without par value)	18,383,863
Offering and redemption price	$8.69

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Year Ended September 30, 2015

INVESTMENT INCOME
Income
Dividend income	$477,895
Interest income	6,962,047

Total income	7,439,942

Expenses (Note 3)
Total expenses	—

Less reimbursement / waiver	—

Total expenses net of reimbursement / waiver	—

Net investment income	7,439,942

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(2,661,682)
Net change in unrealized depreciation on investments	(3,521,339)

Net realized and unrealized loss on investments	(6,183,021)

Net increase in net assets resulting from operations	$1,256,921

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2015	2014
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,439,942	$6,712,613
Net realized gain (loss) on investments	(2,661,682)	594,835
Net change in unrealized appreciation (depreciation) on investments	(3,521,339)	1,545,293

Net increase in net assets resulting from operations	1,256,921	8,852,741

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,435,078)	(6,988,855)

Decrease in net assets from distributions	(7,435,078)	(6,988,855)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	50,987,410	39,454,142
Net asset value of shares issued on reinvestment of distributions	7,390,029	6,898,576
Cost of shares redeemed	(30,723,456)	(36,195,560)

Net increase in net assets from capital share transactions	27,653,983	10,157,158

Total increase in net assets	21,475,826	12,021,044

NET ASSETS
Beginning of the Year	138,290,337	126,269,293

End of the Year	$159,766,163	$138,290,337

Undistributed net investment income	$5,107	$—

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.03	$8.89	$9.01	$8.32	$8.46

Income from investment operations:
Net investment income(2)	0.43	0.46	0.51	0.49	0.52
Net realized and unrealized gain (loss) on investments	(0.34)	0.16	(0.12)	0.73	(0.12)

Total from investment operations	0.09	0.62	0.39	1.22	0.40

Less dividends and distributions:
Dividends from net investment income	(0.43)	(0.48)	(0.51)	(0.53)	(0.54)

Total dividends and distributions	(0.43)	(0.48)	(0.51)	(0.53)	(0.54)

Net asset value, end of period	$8.69	$9.03	$8.89	$9.01	$8.32

Total return	0.93%	7.13%	4.42%	15.13%	4.61%
Net assets, end of period (millions)	$159.8	$138.3	$126.3	$141.6	$142.4
Ratio of expenses to average net assets(1)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(1)	4.77%	5.12%	5.61%	5.66%	5.98%
Portfolio turnover rate	32.78%	21.61%	28.88%	27.44%	56.16%

(1)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this statement.

20

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles (“GAAP”) generally accepted in the United States of America.

A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2015, the Fund’s ongoing exposure to the economic return on repurchase agreements is shown on the Schedule of Investments.

B.

Foreign Currency Translation and Transactions.  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions

21

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NOTES TO FINANCIAL STATEMENTS — (continued)

may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. The Fund did not have any open commitments on delayed delivery securities as of September 30, 2015.

D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

F.

Indemnification Obligations.  Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general

22

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NOTES TO FINANCIAL STATEMENTS — (continued)

indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.	Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2012 through 2015). As of September 30, 2015, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2015. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or

23

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NOTES TO FINANCIAL STATEMENTS — (continued)

instances where prices vary substantially over time or among broker market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.	Security Valuation. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of September 30, 2015.

Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily available, such securities are fair valued in accordance with the fair value procedures of the Trust.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Separately Managed Account Reserve Trust
Preferred Stocks	$3,272,366	$5,279,563	$—	$8,551,929
Asset Backed Securities	—	4,894,391	—	4,894,391
Convertible Bonds	—	2,785,238	—	2,785,238
Corporate Bonds	—	99,204,029	—	99,204,029
Government Securities	—	40,668,525	—	40,668,525
Mortgage Backed Securities	—	72,364	—	72,364
Repurchase Agreements	—	2,607,207	—	2,607,207

Total Investments in Securities	$3,272,366	$155,511,317	$—	$158,783,683

There were no transfers into or out of Levels 1 and 2 for the Fund during the reporting period.

There were no Level 3 securities in the Fund at the beginning or the end of the year ended September 30, 2015.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.

B.

Administration Fee.  U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.	Distribution and Service Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor. The Distributor replaced Quasar Distributors, LLC on September 1, 2015.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the year ended September 30, 2015:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$40,710,045	$25,273,918	$34,384,382	$23,469,176

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the year ended September 30, 2015, and the year ended September 30, 2014, was as follows (shares and dollar amounts in thousands):

	Year Ended 9/30/15		Year Ended 9/30/14
	Shares	Amount	Shares	Amount
Shares Sold	5,660	$50,987	4,348	$39,454
Issued on Reinvestment of Distributions	823	7,390	761	6,899
Shares Redeemed	(3,422)	(30,723)	(3,995)	(36,196)

Net Increase Resulting from Fund Share Transactions	3,061	$27,654	1,114	$10,157

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2015, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$156,643,123

Gross tax unrealized appreciation	8,099,527

Gross tax unrealized depreciation	(5,958,967)

Net unrealized appreciation on investments	2,140,560

Distributable ordinary income	5,107

Distributable long-term capital gains	—

Total distributable earnings	5,107

Other accumulated losses	(29,939,156)

Total accumulated losses	$(27,793,489)

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (continued)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

As of September 30, 2015, the Fund had capital losses expiring on September 30, 2017, 2018 and 2019 in the amounts of $12,139,741, $6,084,748 and $6,501,831, respectively. As of September 30, 2015, the Fund had a capital loss with an indefinite expiration in the amount of $5,212,835.

The tax composition of dividends for the periods ended September 30, 2015 and September 30, 2014 for the Fund were as follows:

Ordinary Income		Return of Capital
2015	2014	2015	2014
$7,435,078	$6,936,413	$—	$52,442

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2015, as a result of its reclassifications the Fund’s undistributed net investment income was increased by $243, and accumulated net realized loss was decreased by $243.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

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Brandes Separately Managed Account Reserve Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Brandes Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandes Separately Managed Account Reserve Trust (the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 23, 2015

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http:// www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the periods ended September 30, 2015, 100.00% of the ordinary distributions paid by the SMART Fund qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c). For the periods ended September 30, 2015, none of the ordinary distributions paid by SMART Fund, were designated as short-term gain distributions under Internal Revenue Code Section 871(k)(2)(c). Under Section 852(b)(3)(c) of the Revenue Code, the SMART Fund designated $0 as long-term capital gain dividends for the fiscal year ended September 30, 2015.

The percentage of dividend income distributed for the year ended September 30, 2015, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is 6.42% for the SMART Fund. Of the dividends paid by the SMART Fund, 6.42% qualify for the corporate dividends received deduction.

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Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian, Distributor and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)

J. Michael Gaffney, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 74)	Trustee	Since June 2004	Retired. Independent Consultant, NATIXIS Global Asset Management, North America from 2004 to 2011.	9	None

Jean E. Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 58)	Trustee and Chairman	Since April 2008	Retired since 2005.	9	Bridge Builder Trust

Robert M. Fitzgerald, CPA (inactive) 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 63)	Trustee	Since April 2008	Retired.	9	Hotchkis and Wiley Mutual Funds

Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 54)	Trustee	Since February 2012	Partner with The Paradigm Project and advisor to early-stage companies.	9	None

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Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)

Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 52)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	9	None

Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 54)	Trustee and President	Since July 2006	Executive Director of the Advisor.	9	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 44)	Secretary	Since June 2003	Associate General Counsel of the Advisor.	N/A	N/A

Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 58)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age 44)	Chief Compliance Officer	Since September 2015	Global Head of Compliance, Brandes Investment Partners, L.P.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

33

ADVISOR

Brandes Investment Partners, L.P.

11988 El Camino Real, Suite 600

San Diego, CA 92130

800.331.2979

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, #1100

Denver, CO 80203

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

300 S. Grand Avenue, 22nd Floor

Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert Fitzgerald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refers to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$237,000	$206,886
Audit-Related Fees	None	None
Tax Fees	$66,753	$48,237
All Other Fees	None	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brandes Investment Trust

By (Signature and Title)* /s/ Jeff Busby
Jeff Busby, President

Date December 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeff Busby
Jeff Busby, President

Date December 1, 2015

By (Signature and Title)* /s/ Gary Iwamura
Gary Iwamura, Treasurer

Date December 1, 2015

*	Print the name and title of each signing officer under his or her signature.